Document and Entity Information	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010 CNY
Document and Entity Information [Abstract]
Entity Registrant Name	SHANDA INTERACTIVE ENTERTAINMENT LTD
Entity Central Index Key	0001278308
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float		0
Entity Common Stock, Shares Outstanding	112,518,724

Consolidated Statements of Operations and Comprehensive Income	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY	Dec. 31, 2010 Cost of revenue USD ( $)	Dec. 31, 2010 Cost of revenue CNY	Dec. 31, 2009 Cost of revenue CNY	Dec. 31, 2008 Cost of revenue CNY	Dec. 31, 2010 Product development USD ( $)	Dec. 31, 2010 Product development CNY	Dec. 31, 2009 Product development CNY	Dec. 31, 2008 Product development CNY	Dec. 31, 2010 Sales and marketing USD ( $)	Dec. 31, 2010 Sales and marketing CNY	Dec. 31, 2009 Sales and marketing CNY	Dec. 31, 2008 Sales and marketing CNY	Dec. 31, 2010 General and administrative USD ( $)	Dec. 31, 2010 General and administrative CNY	Dec. 31, 2009 General and administrative CNY	Dec. 31, 2008 General and administrative CNY	Dec. 31, 2010 ADS USD ( $)	Dec. 31, 2010 ADS CNY	Dec. 31, 2009 ADS CNY	Dec. 31, 2008 ADS CNY
Net revenues	$ 844,280,251	5,572,249,658	5,235,377,876	3,569,068,428
Cost of revenue	(326,294,153)	(2,153,541,413)	(1,477,626,160)	(1,020,470,247)
Gross profit	517,986,098	3,418,708,245	3,757,751,716	2,548,598,181
Operating expenses:
Product development	(103,540,114)	(683,364,752)	(417,277,574)	(274,653,604)
Sales and marketing	(116,904,683)	(771,570,907)	(516,932,144)	(317,950,533)
General and administrative	(168,627,999)	(1,112,944,794)	(779,155,362)	(513,710,546)
Total operating expenses	(389,072,796)	(2,567,880,453)	(1,713,365,080)	(1,106,314,683)
Operating income from continuing operations	128,913,302	850,827,792	2,044,386,636	1,442,283,498
Interest income	21,899,834	144,538,902	71,116,026	72,590,963
Interest expense	(15,546,307)	(102,605,627)	(100,739,360)	(30,023,098)
Investment income	553,733	3,654,635	42,523,915	8,179,567
Other income, net	38,610,648	254,830,276	203,577,688	29,380,468
Income before income tax expenses from continuing operations	174,431,210	1,151,245,978	2,260,864,905	1,522,411,398
Income tax expenses	(56,024,090)	(369,758,991)	(485,796,644)	(276,471,101)
Equity in losses of affiliated companies	(1,362,564)	(8,992,925)	(50,544,885)	(337,384)
Income from continuing operations, net of tax	117,044,556	772,494,062	1,724,523,376	1,245,602,913
Discontinued operations
Loss from discontinued operations, net of tax	(7,114)	(46,950)	(4,968,389)
Gain from disposal of discontinued operations, net of tax	4,637,026	30,604,371
Income (loss) from discontinued operations, net of tax	4,629,912	30,557,421	(4,968,389)
Net income	121,674,468	803,051,483	1,719,554,987	1,245,602,913
Add: Net loss attributable to the non-controlling interests from discontinued operations	1,675	11,055	2,432,847
Less: Net income attributable to non-controlling interests from continuing operations	(26,997,072)	(178,180,675)	(116,175,822)	(12,157,777)
Less: Net income attributable to redeemable preferred shares issued by a subsidiary and redeemable non-controlling interests from continuing operations	(1,625,893)	(10,730,895)	(13,247,741)	(4,770,940)
Net income attributable to Shanda Interactive Entertainment Limited	93,053,178	614,150,968	1,592,564,271	1,228,674,196
Income from continuing operations, net of tax, attributable to Shanda Interactive Entertainment Limited	88,421,591	583,582,492	1,595,099,813	1,228,674,196
Income (loss) from discontinued operations, net of tax, attributable to Shanda Interactive Entertainment Limited	4,631,587	30,568,476	(2,535,542)
Net income attributable to Shanda Interactive Entertainment Limited	93,053,178	614,150,968	1,592,564,271	1,228,674,196
Net income	121,674,468	803,051,483	1,719,554,987	1,245,602,913
Other comprehensive income:
Unrealized appreciation (depreciation) of marketable securities	(583,145)	(3,848,754)	6,606,990	110,007
Unrealized appreciation of investment in securities	75,758	500,000
Currency translation adjustments of the Company	14,018,392	92,521,390	122,772	(39,401,357)
Currency translation adjustments of subsidiaries	(27,801,676)	(183,491,059)	41,853,012	(144,702,343)
Comprehensive income	107,383,797	708,733,060	1,768,137,761	1,061,609,220
Comprehensive (income)/loss attributable to non-controlling interest	(28,167,466)	(185,905,273)	(148,896,893)	55,277,752
Comprehensive income attributable to Shanda Interactive Entertainment Limited	79,216,331	522,827,787	1,619,240,868	1,116,886,972
Earnings per share-Basic
Income from continuing operations attributable to Shanda Interactive Entertainment Limited common shareholders	$ 0.74	4.86	11.88	8.59																	$ 1.48	9.72	23.76	17.18
Income (loss) from discontinued operations attributable to Shanda Interactive Entertainment Limited common shareholders	$ 0.03	0.25	(0.02)																		$ 0.06	0.5	(0.04)
Net income attributable to Shanda Interactive Entertainment Limited common shareholders	$ 0.77	5.11	11.86	8.59																	$ 1.54	10.22	23.72	17.18
Earnings per share-Diluted
Income from continuing operations attributable to Shanda Interactive Entertainment Limited common shareholders	$ 0.72	4.74	11.47	8.49																	$ 1.44	9.48	22.94	16.98
Income (loss) from discontinued operations attributable to Shanda Interactive Entertainment Limited common shareholders	$ 0.03	0.25	(0.02)																		$ 0.06	0.5	(0.04)
Net income attributable to Shanda Interactive Entertainment Limited common shareholders	$ 0.75	4.99	11.45	8.49																	$ 1.5	9.98	22.9	16.98
Earnings Per ADS-Basic
Income from continuing operations attributable to Shanda Interactive Entertainment Limited common shareholders	$ 0.74	4.86	11.88	8.59																	$ 1.48	9.72	23.76	17.18
Income (loss) from discontinued operations attributable to Shanda Interactive Entertainment Limited common shareholders	$ 0.03	0.25	(0.02)																		$ 0.06	0.5	(0.04)
Net income attributable to Shanda Interactive Entertainment Limited common shareholders	$ 0.77	5.11	11.86	8.59																	$ 1.54	10.22	23.72	17.18
Earnings per ADS-Diluted
Income from continuing operations attributable to Shanda Interactive Entertainment Limited common shareholders	$ 0.72	4.74	11.47	8.49																	$ 1.44	9.48	22.94	16.98
Income (loss) from discontinued operations attributable to Shanda Interactive Entertainment Limited common shareholders	$ 0.03	0.25	(0.02)																		$ 0.06	0.5	(0.04)
Net income attributable to Shanda Interactive Entertainment Limited common shareholders	$ 0.75	4.99	11.45	8.49																	$ 1.5	9.98	22.9	16.98
Weighted average ordinary shares outstanding
Basic	120,125,785	120,125,785	134,265,829	142,991,542																	60,062,893	60,062,893	67,132,915	71,495,771
Diluted	123,075,244	123,075,244	138,503,917	144,674,902																	61,537,622	61,537,622	69,251,959	72,337,451
Weighted average ADS outstanding
Basic	120,125,785	120,125,785	134,265,829	142,991,542																	60,062,893	60,062,893	67,132,915	71,495,771
Diluted	123,075,244	123,075,244	138,503,917	144,674,902																	61,537,622	61,537,622	69,251,959	72,337,451
Share-based compensation included in:
Share-based compensation costs	$ (30,077,834)	(198,513,707)	(169,301,332)	(56,042,329)	$ (115,356)	(761,349)	(1,175,183)	(857,570)	$ (5,022,065)	(33,145,629)	(2,113,105)	(1,865,540)	$ (199,933)	(1,319,560)	(1,102,519)	(1,000,655)	$ (24,740,480)	(163,287,169)	(164,910,525)	(52,318,564)

Consolidated Balance Sheets	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 CNY	Dec. 31, 2010 CNY
Current assets:
Cash and cash equivalents	$ 840,933,271	10,959,312,759	5,550,159,589
Restricted Cash	823,058	54,470,589	5,432,180
Short-term investments	342,098,881	2,046,760,799	2,257,852,616
Marketable securities	2,567,009	20,791,016	16,942,262
Accounts receivable, net of allowance for doubtful accounts	39,435,386	115,710,131	260,273,546
Due from related parties	0	432,163	0
Inventories	19,819,481	30,896,767	130,808,575
Deferred licensing fees and related costs	7,318,427	56,258,356	48,301,615
Prepayments and other current assets	64,503,348	218,872,712	425,722,100
Deferred tax assets	17,522,641	118,236,416	115,649,430
Total current assets	1,335,021,502	13,637,731,953	8,811,141,913
Time deposit with maturity over one year	184,132,359	0	1,215,273,568
Investment in equity and cost method investees	35,982,993	55,334,219	237,487,754
Investment in securities	6,307,652	7,000,000	41,630,500
Property and equipment	108,394,320	481,362,227	715,402,514
Intangible assets	306,110,282	881,815,458	2,020,327,862
Goodwill	173,171,838	665,740,540	1,142,934,128
Long-term rental deposits	9,514,313	64,759,087	62,794,465
Long-term prepayments	59,153,563	206,544,329	390,413,518
Other long term assets	35,704,200	158,882,831	235,647,719
Non-current deferred tax assets	2,994,809	16,266,128	19,765,737
Total assets	2,256,487,831	16,159,446,527	14,892,819,678
Current liabilities:
Short term loan	0	15,000,000	0
Accounts payable	62,969,103	104,879,526	415,596,082
Licensing fees payable	37,418,048	224,498,615	246,959,117
Taxes payable	31,990,295	205,510,818	211,135,945
Deferred revenue	110,536,522	452,252,511	729,541,043
Due to related parties	474,864	6,193,386	3,134,102
Other payables and accruals	125,289,704	787,561,511	826,912,049
Deferred tax liabilities	14,233,778	107,848,669	93,942,932
Convertible debt within one year	159,509,475	0	1,052,762,532
Total current liabilities	542,421,789	1,903,745,036	3,579,983,802
Non-current deferred tax liabilities	59,086,642	65,020,798	389,971,837
Non-current income tax liabilities	1,428,350	9,427,110	9,427,110
Non-current deferred revenue	11,562,720	3,545,728	76,313,953
Other long-term liabilities	7,471,492	16,568,948	49,311,847
Convertible debt	0	1,013,863,901	0
Total liabilities	621,970,993	3,012,171,521	4,105,008,549
Commitments and contingencies
Redeemable preferred shares issued by a subsidiary and redeemable non-contrlling interests	3,832,764	157,982,473	25,296,245
Shareholders' equity
Ordinary shares (US $0.01 par value, 186,000,000 shares authorized, 134,862,854 and 112,518,724 issued and outstanding as of December 31, 2009 and 2010)	1,478,331	11,278,654	9,756,982
Additional paid-in capital	1,057,086,812	8,345,532,165	6,976,772,960
Statutory reserves	31,450,540	196,324,836	207,573,567
Accumulated other comprehensive loss	(28,957,918)	(89,197,412)	(191,122,267)
Retained earnings	258,284,262	3,082,085,053	1,704,676,130
Total Shanda shareholders' equity	1,319,342,027	11,546,023,296	8,707,657,372
Non-controlling interests	311,342,047	1,443,269,237	2,054,857,512
Total equity	1,630,684,074	12,989,292,533	10,762,514,884
Total liabilities and shareholders' equity	$ 2,256,487,831	16,159,446,527	14,892,819,678

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Shareholders' equity
Ordinary Shares, par value	$ 0.01	$ 0.01
Ordinary Shares, shares authorized	186,000,000	186,000,000
Ordinary Shares, shares issued	112,518,724	134,862,854
Ordinary Shares, shares outstanding	112,518,724	134,862,854

Consolidated Statements of Changes in Shareholders' Equity	Total USD ( $)	Total CNY	Ordinary Share CNY	Additional Paid in Capital CNY	Statutory Reserves CNY	Accumulated Other Comprehensive Income (Loss) CNY	Retained Earnings CNY	Total Shanda Shareholders' Equity CNY	Non-controlling interest CNY
Beginning balance at Dec. 31, 2007		3,839,714,808	11,962,574	2,099,657,388	147,694,485	(22,170,294)	1,386,272,658	3,623,416,811	216,297,997
Beginning balance, shares at Dec. 31, 2007			144,741,544
Exercise of share option		42,444,347	85,306	42,359,041				42,444,347
Exercise of share option, shares			1,227,728
Share-based compensation		56,042,329		52,873,494				52,873,494	3,168,835
Repurchase of shares of the company		(839,686,183)	(630,706)	(98,295,606)			(740,759,871)	(839,686,183)
Repurchase of shares of the company, Shares			(9,037,538)
Prepayment for share repurchase		(373,067,467)		(373,067,467)				(373,067,467)
Repurchase of own shares by subsidiary		(17,865,782)		(8,950,757)				(8,950,757)	(8,915,025)
Unrealized net appreciation of marketable securities		110,007				110,007		110,007
Currency translation adjustments of the Company		(39,401,357)				(39,401,357)		(39,401,357)
Currency translation adjustments of subsidiaries		(144,702,343)				(72,495,874)		(72,495,874)	(72,206,469)
Equity pick-up of equity movement in an affiliated company		1,681,205		842,282				842,282	838,923
Purchase of additional equity interest in a subsidiaries from non-controlling shareholders		(11,126,657)							(11,126,657)
Non-controlling interest arising from other business combination		3,810,010							3,810,010
Capital contribution to subsidiary by non-controlling shareholders		5,000							5,000
Allocation of equity component of convertible debt upon issuance		216,269,142		216,269,142				216,269,142
Net income		1,240,831,973					1,228,674,196	1,228,674,196	12,157,777
Appropriations to statutory reserves					36,060,017		(36,060,017)
Ending balance at Dec. 31, 2008		3,975,059,032	11,417,174	1,931,687,517	183,754,502	(133,957,518)	1,838,126,966	3,831,028,641	144,030,391
Ending balance, shares at Dec. 31, 2008			136,931,734
Exercise of share option		72,268,014	85,572	72,182,442				72,268,014
Exercise of share option, shares			1,390,332
Share-based compensation		169,301,332		26,837,206				26,837,206	142,464,126
Repurchase of shares of the company			(233,989)	336,269,839			(336,035,850)
Repurchase of shares of the company, Shares			(3,604,132)
Exercise of share option of subsidiaries		16,014,217		1,263,127		9,990		1,273,117	14,741,100
Unrealized net appreciation of marketable securities		6,606,990				6,963,156		6,963,156	(356,166)
Currency translation adjustments of the Company		122,772				122,772		122,772
Currency translation adjustments of subsidiaries		41,853,012				19,590,669		19,590,669	22,262,343
Convertible debt conversion		(7,327,177)	9,897	(7,337,074)				(7,327,177)
Convertible debt conversion, Shares			144,920
Change of economic interests in Shanda Games Limited upon its initial public offering		6,697,355,090		5,993,051,794		18,083,509		6,011,135,303	686,219,787
Purchase of additional equity interest in a subsidiaries from non-controlling shareholders		(23,622,624)		(4,677,433)		(9,990)		(4,687,423)	(18,935,201)
Non-controlling interest arising from other business combination		332,628,354							332,628,354
Capital contribution to subsidiary by non-controlling shareholders		2,726,275							2,726,275
Capital contribution to a subsidiary attributable to non-controlling interest				(3,745,253)				(3,745,253)	3,745,253
Net income		1,706,307,246					1,592,564,271	1,592,564,271	113,742,975
Appropriations to statutory reserves					12,570,334		(12,570,334)
Ending balance at Dec. 31, 2009		12,989,292,533	11,278,654	8,345,532,165	196,324,836	(89,197,412)	3,082,085,053	11,546,023,296	1,443,269,237
Ending balance, shares at Dec. 31, 2009	134,862,854		134,862,854
Exercise of share option		38,426,776	45,166	38,381,610				38,426,776
Exercise of share option, shares			673,952
Share-based compensation		198,107,033		20,175,697				20,175,697	177,931,336
Repurchase of shares of the company		(3,322,210,916)	(1,566,858)	(1,340,332,898)			(1,980,311,160)	(3,322,210,916)
Repurchase of shares of the company, Shares			(23,018,378)
Repurchase of shares of a subsidiary		(255,925,121)		(113,974,438)		(756,938)		(114,731,376)	(141,193,745)
Exercise of share option of subsidiaries		28,950,296		5,087,871		199,972		5,287,843	23,662,453
Unrealized net appreciation of marketable securities	(583,145)	(3,848,754)				(2,759,518)		(2,759,518)	(1,089,236)
Unrealized appreciation of investment in securities	75,758	500,000				500,000		500,000
Currency translation adjustments of the Company	14,018,392	92,521,390				92,521,390		92,521,390
Currency translation adjustments of subsidiaries	(27,801,676)	(183,491,059)				(181,585,053)		(181,585,053)	(1,906,006)
Convertible debt conversion		(24,594)	20	(24,614)				(24,594)
Convertible debt conversion, Shares			296
Purchase of additional equity interest in a subsidiaries from non-controlling shareholders		(22,968,467)		2,845,547				2,845,547	(25,814,014)
Issuance of ordinary shares and options by Shanda Games Limited relating to acquisition of Mochi Media, Inc.		24,050,030		15,765,633				15,765,633	8,284,397
Issuance of ordinary shares by Hurray! Holding Co., Ltd. ("Hurray Holding") relating to acquisition of Ku6 Holding Limited		188,352,381		41,031,687		(9,398,000)		31,633,687	156,718,694
Non-controlling interest arising from other business combination		97,997,032							97,997,032
Change in equity interests in Shanda Games Limited relating to purchase equity investment from other entity under common control by Shanda				2,442,547				2,442,547	(2,442,547)
Change In Equity Interests Relating To Transfer Online Audio Business And Acquire Wireless Value Added Service And Recorded Music Businesses				(38,937,610)				(38,937,610)	38,937,610
Issuance of ordinary shares by Hurray Holding to purchase additional equity interests in the online audio business from non-controlling shareholders				(1,855,557)				(1,855,557)	1,855,557
Capital contribution to subsidiary by non-controlling shareholders		103,340,000		635,320				635,320	102,704,680
Disposal of a subsidiary by Hurray Holding		(2,874,264)				(646,708)		(646,708)	(2,227,556)
Net income		792,320,588					614,150,968	614,150,968	178,169,620
Appropriations to statutory reserves					11,248,731		(11,248,731)
Ending balance at Dec. 31, 2010	$ 1,630,684,074	10,762,514,884	9,756,982	6,976,772,960	207,573,567	(191,122,267)	1,704,676,130	8,707,657,372	2,054,857,512
Ending balance, shares at Dec. 31, 2010	112,518,724		112,518,724

Consolidated Statements of Cash Flows	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY
Cash flows from operating activities:
Net income	$ 121,674,468	803,051,483	1,719,554,987	1,245,602,913
Adjustments for:
Share-based compensation costs	30,077,834	198,513,707	169,301,332	56,042,329
Depreciation of property and equipment	21,593,200	142,515,122	91,879,591	90,587,389
Amortization of intangible assets	57,351,643	378,520,842	207,452,126	148,135,327
Amortization and write-down of licensed video copyright	16,056,295	105,971,544
Impairment and write off of goodwill	2,272,727	15,000,000	3,984,343	15,952,603
Impairment of other long term assets	1,541,292	10,172,528
Gain from disposal of discontinued operations	(4,637,026)	(30,604,371)
Gain on bargain purchase	(1,120,840)	(7,397,545)
Write-down of Inventory	3,673,602	24,245,770
Amortization of land use right	544,938	3,596,594	4,070,495	2,273,890
Provision for losses on receivables and other assets	5,093,117	33,614,575	24,012,027	15,030,858
Loss from disposal of fixed assets	568,128	3,749,645	4,033,575	891,250
Compensation charge for post combination services	957,407	6,318,883
Disposal Gain of Marketable Securities			(42,523,915)
Foreign exchange loss (gain)	(119,470)	(788,503)	5,700,933	7,834,393
Deferred taxes	(3,627,366)	(23,940,614)	13,420,657	50,244,477
Equity in loss of affiliated companies	1,362,564	8,992,925	50,544,885	337,384
Interest expense	12,059,731	79,594,224	76,191,806	30,023,098
Other income	(718,502)	(4,742,116)		(7,996,151)
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(8,736,902)	(57,663,552)	(41,483,441)	(10,835,868)
Inventories	(16,088,024)	(106,180,961)	(26,453,356)	(1,009,682)
Due from related parties	26,278	173,433	742,201
Deferred licensing fees and related costs	1,203,571	7,943,567	(1,860,852)	(3,595,591)
Prepayment and other current assets	(13,927,303)	(91,920,201)	17,449,164	(132,600,276)
Upfront licensing fee paid in intangible assets	(348,485)	(2,300,000)	(105,749,144)	(27,000,833)
Prepayments for upfront license fee in other long term assets	(3,446,391)	(22,746,183)	(19,754,361)	(47,021,644)
Royalty advances and other long term assets	(3,491,070)	(23,041,059)	(15,990,245)
Compensation paid for post-combination services	(6,021,212)	(39,740,000)
Other long-term deposits	615,468	4,062,089	(9,383,853)	(13,731,015)
Accounts payable	15,501,840	102,312,141	28,444,237	15,662,428
Licensing fees payable	867,477	5,725,345	31,740,390	40,980,808
Taxes payable	118,959	785,128	86,645,436	(10,012,822)
Deferred revenue	30,370,290	200,443,912	(60,157,944)	107,760,135
Due to related parties	(848,605)	(5,600,796)	(87,777)	(224)
Other payables and accruals	(7,498,925)	(49,492,908)	285,075,445	172,328,138
Net cash provided by operating activities	252,900,708	1,669,144,648	2,496,798,742	1,745,883,314
Cash flows from investing activities:
Increase (decrease) in restricted cash	106,375,016	702,075,103	(702,075,103)
Increase of short-term investments and time deposits with maturity over a year	(213,203,145)	(1,407,140,754)	(1,104,136,182)	(134,544,456)
Purchase of marketable securities				(25,341,941)
Proceeds from disposal of marketable securities			65,035,445
Increase in loan receivable	(1,196,970)	(7,900,000)	(12,960,000)	(16,350,000)
Purchase of property and equipment	(36,728,134)	(242,405,682)	(244,544,477)	(95,135,704)
Payment for purchase of land use right	(27,439,134)	(181,098,283)	(91,039,209)
Prepayment for investment in equity investees	(596,591)	(3,937,500)
Prepayment for purchase of subsidiaries and VIEs	(1,212,121)	(8,000,000)	(10,570,000)	(11,170,000)
Proceeds from disposal of fixed assets	649,459	4,286,428	934,406	896,851
Purchase of intangible assets	(26,334,026)	(173,804,571)	(27,437,309)	(24,686,467)
Net cash paid for purchase of subsidiaries and VIEs	(170,118,149)	(1,122,779,785)	(171,767,411)	(25,150,477)
Proceeds from disposal of a VIEs, net	4,526,602	29,875,573		(56,603)
Repurchase of own shares by a subsidiary				(17,865,782)
Investment In Securities	(5,171,288)	(34,130,500)	(7,000,000)
Investment in equity and cost method companies	(26,347,524)	(173,893,659)	(45,052,548)	(39,327,000)
Net cash provided by (used in) investing activities	(396,796,005)	(2,618,853,630)	(2,350,612,388)	(388,731,579)
Cash flows from financing activities:
Proceeds from Shanda Game Limited initial public offering, net of issuance costs			6,697,355,090
Proceeds from issuance of common stock under stock option plan	5,308,252	35,034,460	73,614,376	43,244,931
Proceeds from issuance of ordinary shares under stock option plan of subsidiaries	837,691	5,528,761	16,014,217
Proceeds from issuance of convertible debt, net of issuance costs				1,171,303,200
Proceeds from a loan borrowed			1,077,670,103
Proceeds from issuance of preferred shares of a subsidiary, net of issuance costs				139,963,792
Repayment of a loan	(108,647,743)	(717,075,103)	(376,795,000)
Payment for the conversion of convertible debt			(59,674,859)
Repurchase of common stock	(503,365,290)	(3,322,210,916)		(839,686,183)
Prepayment for repurchase of common stock	(38,776,533)	(255,925,121)		(373,067,467)
Cash paid for redemption of preferred shares issued by a subsidiary	(25,551,028)	(168,636,786)
Settlement of convertible debt	(51,357)	(338,953)
Net cash paid for purchase of additional shares in a subsidiary from minority shareholders	(3,480,071)	(22,968,467)	(23,622,624)	(13,041,267)
Cash injection in VIE subsidiaries by non-controlling shareholders	15,657,576	103,340,000	2,726,275	5,000
Net cash (used in) provided by financing activities	(658,068,503)	(4,343,252,125)	7,407,287,578	128,722,006
Effect of exchange rate changes on cash and cash equivalents	(17,604,860)	(116,192,063)	7,994,440	(73,330,885)
Net increase in cash and cash equivalents	(819,568,662)	(5,409,153,170)	7,561,468,372	1,412,542,856
Cash and cash equivalents, beginning of year	1,660,501,933	10,959,312,759	3,397,844,387	1,985,301,531
Cash and cash equivalents, end of year	840,933,271	5,550,159,589	10,959,312,759	3,397,844,387
Supplemental disclosure of cash flow information:
Cash paid during the year for income taxes	32,841,786	216,755,785	305,011,840	347,562,764
Cash paid during the year for interest of loan	93,677	618,270	929,673
Cash paid during the year for the interest of convertible debt	3,442,822	22,722,625	23,574,448
Supplemental disclosure of non-cash investing activities:
Accrual related to purchase of property and equipment and intangible assets	18,542,865	122,382,910	11,064,304	15,296,475
Acquisition related obligation at year end	10,245,998	67,623,584	48,800,000	5,550,000
Issuance of ordinary shares and options by a subsidiary related to acquisition of Mochi Media, Inc.	3,643,944	24,050,030
Issuance of ordinary shares by a subsidiary related to acquisition of Ku6 Holding Limited	28,538,240	188,352,382
Supplemental disclosure of non-cash financing activities:
Restricted cash related to the exercise of the employee stock option	823,058	5,432,180	54,470,589
Other Receivables Related To Exercise Of Stock Options At Year End	$ 5,176,151	34,162,598	7,348,746	8,695,108

Organization and Nature of Operations	12 Months Ended
Dec. 31, 2010
Organization and Nature of Operations [Abstract]
ORGANIZATION AND NATURE OF OPERATIONS
1. ORGANIZATION AND NATURE OF OPERATIONS
The accompanying consolidated financial statements include the financial statements of Shanda Interactive Entertainment Limited (the “Company” or “Shanda Interactive”), its subsidiaries, which mainly include Shanda Holdings Limited (the “Shanda BVI”), Shanda Games Limited (“Shanda Games”), Shanda Online International (HK) Limited, Cloudary Corporation (“Cloudary” and formerly known as “Shanda Literature”), Shengqu Information Technology (Shanghai) Co., Ltd. (“Shengqu”), Shanda Computer Co., Ltd. (“Shanda Computer”), Shengting Information Technology (Shanghai) Co., Ltd. (“Shengting”) and certain variable interest entities (“VIEs” or “VIE subsidiaries”), which mainly include Shanghai Shanda Networking Co., Ltd. (“Shanda Networking”) and its subsidiaries (“Shanda Networking entities”), Shanghai Shulong Development Co., Ltd. (“Shanghai Shulong”) and its subsidiaries (“Shulong entities”), Shanghai Hongwen Networking Technology Co., Ltd. (formerly known as “Shanghai Shengxuan Networking Technology Co., Ltd.” or “Shanghai Hongwen”) and its subsidiaries (“Hongwen entities”) and Ku6 Media Co., Ltd. (“Ku6” and formerly known as “Hurray! Holding Co., Ltd.” or “Hurray Holding” before August 17, 2010), its subsidiaries and VIEs. The Company, its subsidiaries and VIE subsidiaries are collectively referred to as the “Group”. The Group is principally engaged in the development and operation of entertainment content business and integrated services platform related businesses in the People’s Republic of China (the “PRC”). The Shanda Networking entities prior to the Separation as defined below include Shanda Networking, Nanjing Shanda and Hangzhou Bianfeng and the Shanda Networking entities following the Separation include Shanda Networking, Nanjing Shanda and Shengfutong Electronic Business Co., Ltd. (“Shengfutong”).
Shanda BVI, formerly known as Spirit High Ventures Ltd., was incorporated in British Virgin Islands as a limited liability company on July 2, 2002. Shengqu and Shanda Networking were incorporated in the PRC on January 21, 2003 and December 29, 1999, respectively. Shanda Interactive was incorporated in the Cayman Islands on November 17, 2003 and became the holding company of the Group through a share purchase agreement in December 2003. Shanda Games Holdings (HK) Limited (“Games Holdings”) is a limited liability company established by the Company on 28 September 2007 and is engaged in investment holding and licensing games to overseas game operators.
In May 2004, Shanda Interactive completed an initial public offering of American Depository Shares (ADSs). ADSs of the Company are traded from May 13, 2004 on NASDAQ under the symbol “SNDA” in the United States of America.
In 2008, the Company commenced a reorganization to provide each of its businesses with a sharper focus including online game and online literature businesses on its respective business operations, strategies, and competitive challenges (“the Reorganization”).
Shanda Games Reorganization
On June 27, 2008, the Company’s board of directors approved the reorganization, effective as of July 1, 2008 pursuant to which the Company transferred substantially all of the assets and liabilities related to the MMORPG and advanced casual game business to a newly-established legal entity, Shanda Games Limited, and Shengqu transferred substantially all of its assets and liabilities unrelated to the MMORPG and advanced casual game business to Shanda Computer and the Company’s other entities (the “Separation”).
Prior to the Separation, in order to comply with certain foreign ownership restrictions of companies that provide Internet content services, the Company operated the MMORPG and casual game business in China primarily through Shanda Networking, a company wholly-owned by Tianqiao Chen, the Company’s chairman and chief executive officer, and Danian Chen, the Company’s director and chief operating officer, both of whom are PRC citizens, and through Nanjing Shanda and Hangzhou Bianfeng, which are wholly-owned by subsidiaries of Shanda Networking. The Shanda Networking entities hold the licenses and approvals required to operate the MMORPG and casual game business. At the same time, the Company also operated the integrated service platform through Shanda Networking, and other businesses through other variable interest entities.
In addition, Shengqu, which is the wholly owned subsidiary of the Company, entered into the VIE agreements with the Shanda Networking and its shareholders , pursuant to which Shengqu agreed to provide certain services, software licenses and equipment relating to the MMORPG and casual games business to Shanda Networking in exchange for a fee. As a result of these VIE arrangements, Shengqu was considered the primary beneficiary of the Shanda Networking entities and consolidated the results of operations of the Shanda Networking entities in the Company’s financial statements. In addition, Shanda Computer entered into a series of contractual agreements with Shanda Networking pursuant to which Shanda Computer provided certain services and software licenses relating to the service platform to the Shanda Networking entities in exchange for a fee.
After the Separation, in order to comply with PRC laws restricting foreign ownership in the online game business in China, Shanda Games operates its online game business in China through the Shulong entities. Shanghai Shulong, a company wholly-owned by two employees of the Company, currently holds an ICP license and an Internet culture operation license which are required to operate its MMORPG and advanced casual games business. Shanda Games publishes its online games under an Internet publishing license held by Shanda Networking. Shengqu owns the substantial majority of Shanda Games’ physical assets. The Company incorporated Shanda Online International (HK) Limited in Hong Kong on October 2, 2007 to operate the Company’s integrated service platform business through the Shanda Networking entities (“Shanda Online”). Shanda Networking currently holds an ICP license and an Internet culture operation license that are required to operate its platform business. As a result of the VIE agreements between Shengqu and both Shanda Shulong and its shareholders, Shengqu is considered the primary beneficiary of the Shulong entities and Shanda Games consolidates the results of operations of the Shulong entities. At the same time, Shanda Computer has entered into a similar series of VIE agreements with both Shanda Networking and its shareholders and therefore, Shanda Computer is considered the primary beneficiary of the Shanda Networking entities.
In connection with the Separation, Shanda Games and Shanda Online entered into several operational agreements. Specifically, Shengfutong, a wholly-owned subsidiary incorporated by Shanda Networking upon the Reorganization, and the Shulong entities entered into a sales agency agreement pursuant to which Shengfutong has agreed, for a period of five years commencing July 1, 2008, to be the exclusive sales agency of the Shulong entities for the distribution of pre-paid cards which can be used to access and play Shanda Games’ MMORPG and advanced casual games through Shanda Online’s integrated service platform. Shengfutong is the sole agent of Shanda Games for the sale of prepaid cards, however, Shanda Games has agreed to pay Shengfutong an amount equal to the difference between (x) the amount Shengfutong receives from distributors or users from the sale of the pre-paid cards and (y) a fixed percentage of the face value of a pre-paid card as agreed upon between Shengfutong and Shanda Games. In addition, Shanda Networking and Nanjing Shanda, on the one hand, and the Shulong entities, on the other hand, entered into a cooperation agreement which provides that Shanda Networking and Nanjing Shanda should provide certain online e-commerce platform services to Shanda Games for a period of five years commencing on July 1, 2008. The services Shanda Networking and Nanjing Shanda have agreed to provide Shanda Games include, among others, online billing and payment, user authentication, customer service, anti-fatigue compliance, pre-paid card marketing and distribution and data support services. Shanda Games will pay Shanda Networking a fee which is equal to a fixed percentage of the portion of the face value of the pre-paid cards that are used in Shanda Games’ MMORPG and advanced casual games.
In addition, the Company transferred all of its equity interest in Actoz, which represented 53.8% of the outstanding shares of Actoz to Shanda Games, in the second quarter of 2009. Furthermore, Shanda Games incorporated two wholly-owned subsidiaries of Shengji Information Technology (Shanghai) Co., Ltd. (“Shengji”) and Lansha Information Technology (Shanghai) Co., Ltd. (“Lansha”) in China in the second half year of 2009 and Shengqu transferred certain rights to its online games to Shengji and Lansha to allow them to sublicense its rights to the Shulong entities, Chengdu Youji Technolgy Co., Ltd, and Tianjin Youji Technology Co., Ltd. (collectively, the “Youji entities”), which are two new wholly-owned subsidiaries incorporated by Shanghai Shulong. Following this transaction, the Company conducts its online game business in China through the Shulong entities including the Youji entities.
In order to provide Shanda Games with the platform and resources to become a leading company in the online game industry and to compete head to head with first tier players, Shanda Games completed its initial public offering on the Nasdaq on September 25, 2009, trading under the symbol “GAME”. After Shanda Games’ offering, the Company continues to consolidate Shanda Games as its controlling shareholder, but recognizes non-controlling interest reflecting the shares held by the shareholders other than the Company in the consolidated financial statements. As of December 31, 2009 and 2010, 28.99% and 27.90% of the economic interests in Shanda Games were recognized as non-controlling interest in the consolidated financial statements. See Note 2, “Shanda Games Transactions” for further information.
Cloudary Reorganization
As part of the Reorganization, Shanda incorporated a wholly owned subsidiary Cloudary Holdings Limited (formerly known as “Shanda Literature Limited”) in Hong Kong in September 2007. Thereafter, Cloudary Holdings Limited established Shengting in China in May 2008. In October 2008, Shanghai Hongwen was established by the employees of Shanda. In 2008, Shengting entered into a series of contractual arrangements with Shanghai Hongwen and Shanghai Hongwen’s shareholders through which the Company gained effective control over the operations of Shanghai Hongwen.
Since January 2009, Shanda Networking, which previously also operated online literature businesses of Shanda through Shanghai Xuanting Entertainment Information Technology Co., Ltd. (“Shanghai Xuanting”), a wholly owned subsidiary acquired in 2004, and Hong Xiu Tian Xiang Science and Technology Development (Beijing) Co., Ltd. (“Hong Xiu”), a subsidiary acquired in April 2008, started to transfer all its assets and liabilities related to online literature business to Shanghai Hongwen. In January and April 2009, Shanda Networking transferred its 100% equity interest in Xuanting and 60% equity interests in Hong Xiu to Shanghai Hongwen, respectively.
In April 2009, Cloudary Corporation was incorporated as a direct wholly owned subsidiary of the Company. In January 2010, Cloudary Corporation then acquired all of the equity interests in Cloudary Holdings Limited. As a result, Cloudary Corporation indirectly owns all the equity interest in Shengting and conducts the online literature business in China primarily through the consolidated VIE of Shanghai Hongwen, which is a holding company of the PRC operating entities of Cloudary. As of December 31, 2010, Cloudary is the wholly owned subsidiary of the Company.
In May 2011, Clouday Corporation submitted a registration statement to the U.S. Securities and Exchange Commission (the “SEC”) for a possible initial public offering (the “Proposed IPO”). The purposes of the Proposed IPO, if completed, are intended, among others, to further the Company’s development as an interactive entertainment media company and to provide Cloudary with a sharper focus and greater flexibility to pursue strategic opportunities in enhancing its leadership position in the online literature industry. The Company expects to remain Cloudary’s majority shareholder after the completion of the Proposed IPO.
Ku6 Restructuring
In July 2009, the Company acquired a 52.6% interest in Ku6 (previously referred to as “Hurray Holding” before August 17, 2010) through a tender offer. Ku6 is Nasdaq listed company originally engaged in artist development, music production and offline CD distribution in China and distribution of music and music-related products such as ringtones, ring-back tones, and truetones, to mobile users in China through a wide range of wireless value-added services (“WVAS”) platforms over mobile networks and through the internet. In September 2009, the Company further acquired a 3.6% equity interest in Ku6, for a consideration of US $3.1 million (equivalent to RMB21.3 million) and its total equity interest in Ku6 increased from 52.6% to 56.2% as of December 31, 2009.
In January, 2010, Ku6 acquired 100% equity interests of Ku6 Holding Limited (“Ku6 Holding”), a leading online video portal in China, by issuing an aggregate of 723,684,204 ordinary shares of Ku6. After the closing of the acquisition of Ku6 Holding, the Company’s equity interest in Ku6 was diluted from 56.1% to about 42.1%.
In May 2010, Ku6 sold all of its 51% equity interest in Beijing Huayi Brothers Music Co., Ltd. (“Huayi Music”) to Huayi Brothers Media Corporation. (“Huayi Media”) for an aggregate consideration of RMB34,450,000. As a result of the disposal of Huayi Music in May 2010, the Company adjusted its consolidated financial statements for the years ended December 31, 2009 and 2010 to present the recorded music businesses of Huayi Music as discontinued operations. See Note 6.
In August 2010, Ku6 (1) the disposed of all of its remaining subsidiaries and VIEs of wireless value-added services (“WVAS”) and recorded music businesses as well as the equity investment in an affiliated company to the Company for  $37.2 million (equivalent to RMB252.9 million) in cash and (2) acquired 75% equity interests of Shanghai Yisheng Network Technology Co., Ltd. (“Yisheng”), an online audio business, from the Company by issuing 415,384,615 ordinary shares of Ku6 to the Company (collectively the “Restructuring”). Then Hurray Holding changed its name to Ku6 and its trading symbol on the Nasdaq from HRAY to KUTV. After the closing of the Restructuring and as of December 31, 2010, the Company’s equity interest in Ku6 was 51.7%. See Note 3.

Shanda Games Transactions	12 Months Ended
Dec. 31, 2010
Shanda Games Transactions [Abstract]
SHANDA GAMES TRANSACTIONS
2. SHANDA GAMES TRANSACTIONS
(1) Initial public offering of Shanda Games
On September 25, 2009, Shanda Games completed its initial public offering on the Nasdaq Global Select Market, trading under the symbol “GAME”.
The initial public offering consisted of American depositary shares (“ADSs”), with each ADS representing two Class A ordinary shares. Shanda Games’ ordinary shares are divided into Class A ordinary shares and Class B ordinary shares. Holders of Class A ordinary shares and holders of Class B ordinary shares have the same rights in Shanda Games, with the exception of voting and conversion rights. Each Class A ordinary share is entitled to one vote on all matters subject to a shareholder vote, and each Class B ordinary share is entitled to ten votes on all matters subject to a shareholder vote. Each Class B ordinary share is convertible into one Class A ordinary share at any time at the election of the holder. Class A ordinary shares are not convertible into Class B ordinary shares under any circumstances.
At the closing of the initial public offering, Shanda Games issued and sold 26,087,000 Class A ordinary shares represented by 13,043,500 ADSs, and the Company, through its indirectly wholly-owned subsidiary Shanda SDG Investment Limited (BVI) (“SDG Investment”), sold 140,913,000 Class A ordinary shares represented by 70,456,500 ADSs.
Proceeds to Shanda Games and SDG Investment from this initial public offering were approximately US $152.8 million and US $825.7 million, respectively, for total proceeds of approximately US $978.5 million, after deducting underwriting discounts and commissions but before deducting offering expenses. After deducting offering expenses of approximately US $3.4 million and the reimbursements by the underwriters of approximately US $6.0 million, net proceeds to Shanda Games and SDG Investment were approximately US $152.5 million and US $828.3 million, respectively, for total net proceeds of approximately US $980.8 million.
(2) Gain on Initial Public Offering of Shanda Games
As a result of the completion of Shanda Games’ initial public offering, as the Group retained controls of Shanda Games, it recognized gain of US $880.2 million (equivalent to approximately RMB6,011.1 million) in the shareholders’ equity section of the consolidated balance sheets, to reflect the net proceeds that the Group received from the initial public offering and the incremental change in the Group’s economic interests in Shanda Games immediately before and after the offering.
(3) Shanda Interactive’s Shareholding in Shanda Games
Shareholding and control
Following the completion of Shanda Games’ initial public offering, Shanda Games has 576,087,000 Class A and Class B ordinary shares issued and outstanding as of December 31, 2009. These outstanding shares consist of (1) 167,000,000 Class A ordinary shares held by public shareholders; (2) 409,087,000 Class B ordinary shares held by the Company through SDG Investment. Therefore the Company held approximately 71.01% of the combined total of Shanda Games’ outstanding Class A and Class B ordinary shares and controlled approximately 96.08% of the total voting power in Shanda Games.
As of December 31, 2010, Shanda Games has 567,389,254 Class A and Class B ordinary shares issued and outstanding consisting of (1) 158,302,254 Class A ordinary shares held by public shareholders, (2) 409,087,000 Class B ordinary shares held by the Company through SDG Investment. Therefore the Company held approximately 72.10% of the combined total of Shanda Games’ outstanding Class A and Class B ordinary shares and controlled approximately 96.08% of the total voting power in Shanda Games and controlled approximately 99.61% of the total voting power in Shanda Games. As a result, the Company had the power to elect the entire board of directors of Shanda Games and determine the outcome of all matters submitted to a shareholder vote.
As Shanda Games’ controlling shareholder, the Company will continue to consolidate Shanda Games but recognize non-controlling interest reflecting the shares held by shareholders other than the Company, see Note 4 (2).
Dilutive impact
In November 2008, Shanda Games reserved 44,000,000 Class A ordinary shares for issuance of options and restricted shares to its executive officers and key employees as incentive compensation under Shanda Games’ 2008 Equity Compensation Plan. From November 14, 2008 through December 31, 2010, Shanda Games has granted 33,514,663 options and 12,141,469 restricted shares to its executive officers and key employees. As of December 31, 2010, the number of Shanda Games’ outstanding options is 23,211,228 and restricted share is 9,626,232, as a result of vesting and exercise or forfeitures of options or restricted share units. See Note 25, “Equity Compensation Plan”.
Because no Class A ordinary shares will be issued with respect to these options and restricted share until the options are vested and exercised or restricted shares are vested, the unvested and unexercised options and unvested restricted shares are not included as outstanding shares of Shanda Games and have no impact on the Company’s basic net income per share. Nevertheless, they have a dilutive impact on the Company’s diluted net income per share.
In the calculation of the Company’s diluted net income per share, the Company’s net income is reduced by the difference between the basic and diluted net income per share attributable to Shanda Games multiplied by the Company’s holding in Shanda Games’ shares. See Note 10, “Earnings per Share”.

KU6 Transactions	12 Months Ended
Dec. 31, 2010
KU6 Transactions [Abstract]
Ku Six Transactions
3. KU6 TRANSACTIONS
As mentioned above in Note 1, the Company’s ownership in Ku6 went below 50% as a result of the acquisition of Ku6 Holding in January 2010, the Company considered it still maintained effective control of Ku6 as the Company had both the ability to control the operations of Ku6 as well as the ability to regain majority ownership within a short period of time. On June 1, 2010, the Company and Ku6 entered into a transaction as mentioned above and upon consummation of this transaction on August 17, 2010, Hurray Holding was renamed to Ku6 and the Company’s ownership in Ku6 increased to 51.7%. Therefore Ku6 was still consolidated by the Company in 2010.
As a result of the acquisition of Ku6 Holding in January 2010 by issuing an aggregate of 723,684,204 ordinary shares of Ku6, the total purchase consideration is US $27.6 million (equivalent to RMB188.4 million), which equals to the total fair value of ordinary shares issued by Ku6 of US $28.8 million, excluding share based compensation of US $1.3 million relating the incremental value of 44,438,100 ordinary shares issued to replace the options issued by Ku6 Holding before the acquisition. Since the share issuance resulted in increase of net assets of Ku6, the Company accordingly recognized US $4.6 million increase (equivalent to RMB41.0 million) in its economic interests in Ku6. Additionally, as there is a change in the parent’s ownership interest in the subsidiary that has accumulated other comprehensive income, the Company recorded a US $1.4 million (equivalent to RMB9.4 million) decrease of share of accumulated other comprehensive income in Ku6 through a corresponding increase in additional paid-in capital attributable to the Company consistent with the guidance as set forth in ASC810.
From January to August 2010, the further acquired a 5.1% equity interests in Ku6 for a consideration of US $3.4 million (equivalent to RMB23.0 million) and increased its total equity interest in Ku6 from 42.1% to 47.2%. The portion amounting to RMB2.8 million of the cash paid of RMB23.0 million less than the carrying amount of non-controlling interests of RMB25.8 million was recognized as an increase in additional paid in capital attributable to the Company.
On August 17, 2010, the Company transferred its 75% equity interest in online audio business to Ku6 in exchange for 415,384,615 ordinary shares of Ku6 and acquired all of the WVAS and recorded music businesses from Ku6 for US $37.2 million (equivalent to RMB252.9 million) in cash. After the closing of the Restructuring, the Company’s equity interest in Ku6 increased from 47.2% to 51.7%. These transactions are accounted for as common control transactions as Ku6 is considered to be under the control of the Company since Ku6 was acquired by the Company in July 2009. Therefore the transaction is recorded at carryover basis and any difference between the carrying value and the amount received or paid are recorded in shareholders’ equity of Ku6. As a result of the Restructuring, total equity of Ku6 increased by US $13.0 million (equivalent to RMB82.8 million). The Company’s recognized the change in net assets of Ku6 and its economic interests in Ku6 for the adjustment to the carrying amount of non-controlling interests of US $5.7 million (equivalent to RMB38.9 million) through a corresponding decrease in additional paid-in capital attributable to the Company.
As of December 31, 2010, the Company owned approximately 51.60% of the outstanding shares of Ku6. As Ku6’s controlling shareholder, the Company will continue to consolidate Ku6 but will recognize non-controlling interest reflecting shares held by shareholders other than the Company. See Note 4 (2).

Principal Accounting Policies	12 Months Ended
Dec. 31, 2010
Principal Accounting Policies [Abstract]
PRINCIPAL ACCOUNTING POLICIES
4. PRINCIPAL ACCOUNTING POLICIES
(1) Basis of presentation
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates. The Company believes that the basis of consolidation and recognition of non-controlling interest, revenue recognition, share-based compensation expense recognition, income taxes and uncertain tax positions, computation of net income per share, determination of fair value of financial instruments, determination of net accounts receivable, determination of fair value of identifiable assets and liabilities acquired through business combination, accounting for investment in debt securities, accounting for equity investments, assessment of impairment for long-lived assets and goodwill, and determination of functional currencies represent critical accounting policies that reflect the more significant judgments and estimates used in the preparation of the consolidated financial statements.
(2) Consolidation
The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIE subsidiaries for which the Company is the primary beneficiary. All transactions and balances among the Company, its subsidiaries and VIE subsidiaries have been eliminated upon consolidation. Investments in equity securities which the Company can exercise significant influence are accounted for by the equity method of accounting.
For the Company’s majority-owned subsidiaries and VIEs, non-controlling interest is recognized to reflect the portion of their equity which is not attributable, directly or indirectly, to the Group.
Non-controlling Interest for Shanda Games
As the Company is Shanda Games’ controlling shareholder, Shanda Games’ financial results have been consolidated with those of the Company for all periods presented. To reflect the economic interests in Shanda Games held by the shareholders other than the Company, Shanda Games’ net income attributable to these non-controlling shareholders are recorded as non-controlling interest in the Company’s consolidated statements of operations and comprehensive income, based on their share of the economic interests in Shanda Games. Shanda Games’ cumulative results of operations attributable to these shareholders, along with its changes in shareholders’ equity and adjustment for share-based compensation expense in relation to those share-based awards which are unvested and vested but not yet exercised, are recorded as non-controlling interest in the consolidated balance sheets. See Note 23, “Non-controlling Interests”.
Non-controlling Interest for Ku6
As the Company is Ku6’s controlling shareholder, Ku6’s financial results have been consolidated with those of the Company since Ku6 was acquired by the Company in 2009. To reflect the economic interest in Ku6 held by shareholders other than the Company, Ku6’s net loss attributable to these non-controlling shareholders is recorded as non-controlling interest in the Company’s consolidated statements of operations, based on their share of the economic interests in Ku6. Ku6’s cumulative results of operations attributable to these non-controlling shareholders, along with its changes in shareholders’ equity and adjustment for share-based compensation expense in relation to those share-based awards which are unvested and vested but not yet exercised, are recorded as non-controlling interest in the consolidated balance sheets. See Note 23, “Non-controlling Interests”.
The Group follows the guidance relating to the consolidation of Variable Interest Entities in Accounting Standard Codification (“ASC”) 810-10 (formerly referred to FASB Interpretation No. 46R, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51”, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.
In December 2009, the FASB issued ASU No. 2009-17 “Consolidations—Improvements to Financial Reporting by Enterprises Involved with VIEs”, which replaced the quantitative-based risks and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which reporting entity has 1) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and 2) the obligation to absorb losses from or the right to receive benefits of the variable interest entity that could potentially be significant to the VIE. The Company adopted the new requirements effective January 1, 2010 and the adoption did not have a material impact on the Company’s audited consolidated financial statements for the year ended December 31, 2010.
Prior to the Separation in July 2008, to comply with PRC laws and regulations that restrict foreign ownership of companies to operate online games, the Company operates its online game business in China through Shanda Networking, and its two subsidiaries, Nanjing Shanda and Hangzhou Bianfeng. These three companies hold the licenses and approvals to operate online games business in the PRC.
Pursuant to the contractual arrangements with Shanda Networking, Nanjing Shanda and Hangzhou Bianfeng, Shengqu provided services, software and technology license and equipment to Shanda Networking, Nanjing Shanda and Hangzhou Bianfeng before July 2008, in exchange for fees, determined according to certain agreed formulas. For the first half year of 2008, the total amount of such fees approximated RMB886.6 million. The principal services, software license and equipment lease agreements that Shengqu and Shanda Computer had entered into with Shanda Networking, Nanjing Shanda and Hangzhou Bianfeng are:
•	Equipment leasing agreements, pursuant to which Shanda Networking, Nanjing Shanda and Hangzhou Bianfeng lease a substantial majority of their operating assets from Shengqu;
•	Technical support agreements, pursuant to which Shanda Computer, and Shengqu, provides technical support for Shanda Networking’s operations, respectively;
•
Technology license agreements, pursuant to which Shanda Computer, and Shengqu, licenses billing related technology and online game card sales systems to Shanda Networking, Nanjing Shanda and Hangzhou Bianfeng;

•	Software license agreements, pursuant to which Shengqu licenses certain game related software to Shanda Networking, Nanjing Shanda and Hangzhou Bianfeng;
•	A strategic consulting agreement, pursuant to which Shengqu provides strategic consulting services to Shanda Networking; and
•	Online game license agreements, pursuant to which Shanda Networking, Nanjing Shanda and Hangzhou Bianfeng operate certain online games that are licensed or owned by Shengqu.
In addition, Shengqu has entered into agreements with Shanda Networking and its equity owners with respect to certain shareholder rights and corporate governance matters that provide Shengqu with the substantial power to direct the activities of Shanda Networking and have substantial variable interests in Shanda Networking. As a result of these agreements, the Company is considered the primary beneficiary of Shanda Networking and accordingly Shanda Networking’s results of operations, assets and liabilities are consolidated in the Company’s financial statements before the Separation in July 2008.
After the Separation in July 2008, to comply with PRC laws and regulations that restrict foreign ownership of companies that operate online games, the Group conducts all its online game business through Shanghai Shulong, which is wholly owned by certain employees of the Company, and Nanjing Shulong Computer Technology Co., Ltd. (“Nanjing Shulong”) and Shanghai Shulong Computer Technology Co., Ltd. (“Shulong Computer”), which are wholly owned subsidiaries of Shanghai Shulong. These three companies hold the licenses and approvals to operate online games in the PRC except for the Internet publishing license. The capital of Shanghai Shulong is funded by Shengqu and recorded as interest-free loans to these PRC employees. The portion of the loans for capital injection is eliminated with the capital of Shanghai Shulong during consolidation. The interest-free loans to the employee shareholders of Shanghai Shulong as of December 31, 2009 and 2010 were RMB10.8 million.
Pursuant to the contractual arrangements with Shulong entities, Shengqu together with Shengji and Lansha provide services, software and technology license and equipment to Shanghai Shulong, Shulong Computer and Nanjing Shulong, in exchange for fees, determined according to certain agreed formulas. During the second half year of 2008, and the years ended December 31, 2009 and 2010, the total amount of such fees was approximately RMB1,159.6 million, RMB2,878.1 million and RMB2,313.8 million, respectively, which represented the substantial majority operating profit of the Shulong entities and Youji entities and were eliminated upon consolidation. Shengqu has also undertaken to provide financial support to Shanghai Shulong to the extent necessary for its operations. The following is a summary of the key agreements in effect:
•
Loan Agreements between Shengqu and the shareholders of Shanghai Shulong. These loan agreements provide for loans of RMB 10.8 million to the PRC employees for them to make contributions to the registered capital of Shanghai Shulong in exchange for equity interests in Shanghai Shulong. The loans are interest free and are repayable on demand, but the shareholders may not repay all or any part of the loans without Shengqu’s prior written consent.

•	Equity Entrust Agreement between Shengqu and the shareholders of Shanghai Shulong, pursuant to which the shareholders acknowledge their status as nominee shareholders.
•
Equity Pledge Agreement among Shengqu, Shanghai Shulong and the shareholders of Shanghai Shulong. Pursuant to this agreement, the shareholders pledged to Shengqu their entire equity interests in Shanghai Shulong to secure the performance of their respective obligations and Shanghai Shulong’s obligations under the various agreements, including the Equity Pledge Agreement, the Business Operation Agreement and the Exclusive Consulting and Service Agreement. Without Shengqu’s prior written consent, neither of the shareholders can transfer any equity interests in Shanghai Shulong.

•
Equity Disposition Agreement among Shengqu, Shanghai Shulong and the shareholders of Shanghai Shulong. Pursuant to this agreement, Shengqu and any third party designated by Shengqu have the right, exercisable at any time during the term of the agreement, if and when it is legal to do so under PRC laws and regulations, to purchase from the shareholders, as the case may be, all or any part of their equity interests in Shanghai Shulong at a purchase price equal to the lowest price permissible by the then-applicable PRC laws and regulations. The agreement is for an initial term of 20 years, renewable upon Shengqu’s request.

•
Business Operation Agreement among Shengqu, Shanghai Shulong and the shareholders of Shanghai Shulong. This agreement sets forth the rights of Shengqu to control the actions of the shareholders of Shanghai Shulong.

•
Exclusive Consulting and Service Agreement between Shengqu and Shanghai Shulong. Pursuant to this agreement, Shengqu has the exclusive right to provide technology support and business consulting services to Shanghai Shulong for a fee.

•
Proxies executed by the shareholders of Shanghai Shulong in favor of Shengqu. These irrevocable proxies grant Shengqu or its designees the power to exercise the rights of the shareholder as shareholders of Shanghai Shulong, including the right to appoint directors, general manager and other senior management of Shanghai Shulong.

As a result of these agreements, the Company is considered the primary beneficiary of Shanghai Shulong as the Company has the power to direct activities of Shanghai Shulong and have substantial variable interests in Shanghai Shulong and accordingly Shanghai Shulong’s results of operations, assets and liabilities are consolidated in the Company’s financial statements after the Separation in July 2008.
In addition, after the Separation in July 2008, to comply with PRC laws and regulations that restrict foreign ownership of companies that operate Internet information services, the Group operates integrated community and e-commerce service platform through Shanda Networking, Nanjing Shanda and Shengfutong, which are wholly owned subsidiaries of Shanda Networking. In 2010, the Group also established Shanghai Shengzhan Networking Technology Co., Ltd. (“Shengzhan”) to operate the integrated community and e-commerce services. Then Shengzhan acquired all of the equity interests of Nanjing Shanda and Shanghai Yichong Electronic Business Co., Ltd. (“Yichong”) from Shanda Networking in 2010, which are collectively referred to as Shengzhan entities. These companies hold the license of internet content provider to operate Internet content services in the PRC.
Pursuant to the contractual arrangements with Shanda Networking, Shengfutong and Shengzhan entities, Shanda Computer provides services and software and technology license to Shanda Networking, Shengfutong and Shengzhan entities, in exchange for fees, determined according to certain agreed formulas. During the second half year of 2008 and the years ended December 31, 2009 and 2010, the total amount of such fees was approximately RMB266.6 million, RMB522.8 million and RMB303.7 million, respectively, which represented the substantial majority operating profit of Shanda Networking, Shengfutong and Shengzhan entities and were eliminated upon consolidation. Shanda Computer has also undertaken to provide financial support to Shanda Networking and Shengzhan to the extent necessary for its operations. The following is a summary of the key agreements in effect:
•	Equity Entrust Agreement between Shanda Computer and the shareholders of Shanda Networking and Shengzhan, pursuant to which the shareholders acknowledge their status as nominee shareholders.
•
Equity Pledge Agreement among Shanda Computer, Shanda Networking, Shengzhan and the shareholders of Shanda Networking and Shengzhan. Pursuant to this agreement, the shareholders pledged to Shanda Computer their entire equity interests in Shanda Networking and Shengzhan to secure the performance of their respective obligations and Shanda Networking and Shengzhan’s obligations under the various agreements, including the Equity Pledge Agreement, the Business Operation Agreement and the Exclusive Consulting and Service Agreement. Without Shanda Computer’s prior written consent, neither of the shareholders can transfer any equity interests in Shanda Networking.

•
Loan Agreements between Shanda Computer and the shareholders of Shengzhan. These loan agreements provide for loans of RMB 10.0 million to the PRC employees for them to make contributions to the registered capital of Shengzhan in exchange for equity interests in Shengzhan. The loans are interest free and are repayable on demand, but the shareholders may not repay all or any part of the loans without Shanda Computer’s prior written consent.

•
Assignment Agreement from Shengqu to Shanda Computer of a Purchase Option and Cooperation Agreement by and between Tianqiao Chen, Danian Chen and Shanda Computer pursuant to which Tianqiao Chen and Danian Chen jointly granted Shanda Computer an exclusive option to purchase all of their equity interest in Shanda Networking, and Shanda Networking granted Shanda Computer an exclusive option to purchase all of its assets if and when (1) such purchase is permitted under applicable PRC law or (2) to the extent permitted by law, with respect to his individual interest, either Tianqiao Chen and Danian Chen ceases to be a director or employee of Shanda Networking or desires to transfer his equity interest in Shanda Networking to a third party.

•
Business Operation Agreement among Shanda Computer, Shanda Networking, Shengzhan and the shareholders of Shanda Networking and Shengzhan. This agreement sets forth the rights of Shanda Computer to control the actions of the shareholders of Shanda Networking and Shengzhan.

•
Exclusive Consulting and Service Agreement between Shanda Computer and Shanda Networking and Shengzhan. Pursuant to this agreement, Shanda Computer has the exclusive right to provide technology support and business consulting services to Shanda Networking and Shengzhan for a fee.

•
Proxies executed by the shareholders of Shanda Networking and Shengzhan in favor of Shanda Computer. These irrevocable proxies grant Shanda Computer or its designees the power to exercise the rights of the shareholder as shareholders of Shanda Networking and Shengzhan, including the right to appoint directors, general manager and other senior management of Shanda Networking and Shengzhan.

As a result of these agreements, the Company is considered the primary beneficiary of Shanda Networking and Shengzhan as the Company has the power to direct activities of Shanda Networking and have substantial variable interests in Shanda Networking and Shengzhan and accordingly, Shanda Networking and Shengzhan’s results of operations, assets and liabilities are consolidated in the Company’s financial statements after the Separation in July 2008.
To comply with laws and regulations of the PRC that restrict foreign ownership of companies that operate other restricted businesses such as online advertising, wireless-value added service, recorded music, online and offline literature publications, copyright franchising, etc,, the Group operates such restricted businesses and provides such restricted services in the PRC through PRC domestic companies whose equity interests are held by authorized individuals (“nominee shareholders”) or subsidiaries or VIEs of the Company. The paid in capital of these entities was funded by the Group through equity investments of the subsidiaries or VIEs of the Company or through loans extended to the nominee shareholders of the PRC domestic companies. In addition, these domestic companies have entered into certain exclusive business cooperation, technical and support service, consulting agreements with the subsidiaries of the Company, which make it obligatory for the Group to absorb a substantial majority of the risk of losses from their activities and entitle the Group to receive a substantial majority of their residual returns.
Further, the Group has entered into certain agreements with these domestic companies or the nominee shareholders of these domestic companies, including loan agreements for them to contribute paid-in capital to the domestic companies, equity entrust agreement for the shareholders of these domestic companies to acknowledge their status as nominee shareholders, exclusive call option agreements for the Group to acquire the equity in the PRC domestic companies subject to compliance with PRC laws, share pledge agreements over the equity interests of these PRC domestic companies held by them, and proxy agreements irrevocably authorizing individuals designated by the Group to exercise equity owner’s rights over these PRC domestic companies, whichever is applicable.
As a result of these agreements, the Company is considered the primary beneficiary of these domestic companies and its subsidiaries as the Company has the power to direct activities of these entities and have substantial variable interests in these entities. Accordingly these domestic companies and its subsidiaries’ results of operations, assets and liabilities are consolidated in the Company’s financial statements As of December 31, 2010, the total assets of the consolidated VIEs were RMB6,599.7 million, mainly comprised cash and cash equivalents of RMB2,604.4 million, short term investments of RMB987.7 million, accounts receivable of RMB237.7 million, inventory of RMB120.9 million, deferred tax assets of RMB72.7 million, other current assets of 273.5 million, time deposits with maturity over one year of RMB105.0 million, investment in equity and cost method investees of RMB155.8 million, investment in securities of RMB41.6 million, intangible assets of RMB987.3 million, fixed assets of RMB151.7 million, goodwill of RMB573.4 million, and other long term assets of RMB288.0 million. These balances are reflected in Company’s consolidated financial statements with intercompany transactions eliminated. Under the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs, and can have assets freely transferred out of the VIEs without any restrictions. Therefore, the Company considers that there is no asset in any of consolidated VIEs that can be used only to settle obligations of the VIEs, except for registered capital and PRC statutory reserves of the VIEs as of December 31, 2010. As all the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIEs. As of December 31, 2010, the total liabilities of the consolidated VIEs were RMB2,396.2 million, mainly comprised accounts payable of RMB714.8 million, deferred revenue of RMB494.2 million, tax payables of RMB159.9 million, other payables and other accrued liabilities of RMB961.2 million and deferred tax liability of RMB66.1 million.
Currently there is no contractual arrangement that could require the Company to provide additional financial support to the consolidated VIEs. As the Company is conducting certain business in the PRC mainly through the VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.
(3) Foreign currency translation
The functional currency of the Company is the United States dollar (“US $” or “U.S. dollars”) and its reporting currency is the Renminbi (“RMB”). The functional currency of the Company’s subsidiaries mainly including Shanda Games Limited, Shanda Games Investment Limited, Mochi Media Inc., Shanda Games Technology (HK) Limited, Shanda Games International (Pte) Ltd., Shanda Games Korean Investment Limited, Cloudary Corporation, Cloudary Holdings Limited and Ku6 Media Co., Ltd. are the U.S. dollars. The functional currency of Actoz Soft Co., Ltd.(“Actoz”) and Eyedentity Inc. (“Eyedentity”) are the Korean WON. The functional currency of Seed Music Co., Ltd., Profita Broker Limited and Profita Publishing Limited (collectively referred to as “Seed Music Taiwan entities”), the subsidiaries of Ku6 Media Co., Ltd., which mainly operate in Taiwan, are the Taiwan dollar (“TWD”). The PRC subsidiaries, the PRC VIEs and other overseas subsidiaries except for the above mentioned overseas subsidiaries used RMB as their functional currency.
Assets and liabilities of the Company and its overseas subsidiaries, whose functional currency is U.S. dollars, Korean WON and TWD, respectively, are translated at the current exchange rates quoted by the People’s Bank of China or the Seoul Money Brokerage Services Limited or the Central Bank of the Republic of China (Taiwan) in effect at the balance sheet dates. Equity accounts are translated at historical exchange rates and revenues and expenses are translated at the average exchange rates in effect during the reporting period to RMB. Translation adjustments resulting from foreign currency translation to reporting currency are reported as cumulative translation adjustments and recorded in accumulated other comprehensive income in the consolidated statements of changes in shareholders’ equity for the years presented.
Transactions denominated in currencies other than functional currencies are translated into the functional currencies at the exchange rates quoted by the People’s Bank of China or the Seoul Money Brokerage Services Limited or the Central Bank of the Republic of China (Taiwan) prevailing at the dates of the transactions. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of operations and comprehensive income. Monetary assets and liabilities denominated in foreign currencies are translated into functional currencies using the applicable exchange rates quoted by the People’s Bank of China or the Seoul Money Brokerage Services Limited or the Central Bank of the Republic of China (Taiwan) at the balance sheet dates. All such exchange gains and losses are included in the statements of operations and comprehensive income.
(4) Convenience translation
Translations of amounts from RMB into US $ are solely for the convenience of the reader and were calculated at the rate of US $1.00 = RMB6.600, representing the noon buying rate in the City of New York for cable transfers of RMB, as certified for customs purposes by the Federal Reserve Bank of New York, on December 31, 2010. This convenience translation is not intended to imply that the RMB amounts could have been, or could be, converted, realized or settled into U.S. dollars at that rate on December 31, 2010, or at any other rate.
(5) Cash and cash equivalents
Cash and cash equivalents represent cash on hand, demand deposits and highly liquid investments placed with banks or other financial institutions, which have original maturities less than three months.
Time deposits with maturity over one year represent the bank time deposits with remaining maturities over one year.
(6) Restricted cash
Restricted cash mainly represents (i) cash held in a designated bank account for the sole purpose of transmitting proceeds from the exercise of stock options; and (ii) cash that is pledged for loans. Restricted cash that is pledged for loans is netted off against the loans due to its legal right to offset. (Note 28)
(7) Short-term investments and time deposits with maturity over one year
Short-term investments represent the bank time deposits with the original maturities longer than three months and less than one year.
Time deposits with maturity over one year represent the bank time deposits with remaining maturities over one year.
(8) Marketable securities
Marketable securities primarily consist of available-for-sale marketable equity securities, marketable corporate bonds, or mutual funds. Marketable securities are classified as short-term based on their high liquidity. Marketable securities are carried at fair market value with unrealized appreciation (or depreciation) reported as a component of accumulated other comprehensive income (or loss) in shareholders’ equity. The specific identification method is used to determine the cost of marketable securities disposed. Realized gains and losses are reflected as investment income or losses.
The Company evaluates the investments periodically for possible other-than-temporary impairment and reviews factors such as the length of time and extent to which fair value has been below cost basis, the financial condition of the issuer and the Company’s ability and intent to hold the investment for a period of time which may be sufficient for anticipated recovery in market value. If appropriate, the Company records impairment charges equal to the amount that the carrying value of its available-for-sale securities exceeds the estimated fair market value of the securities as of the evaluation date.
The Group recorded unrealized gains of approximately RMB0.1 million and RMB6.6 million during the years ended December 31, 2008 and 2009 and unrealized losses of RMB3.8 million during the year ended December 31, 2010 on its marketable securities, respectively, as a component of comprehensive income. No realized gains or losses were recognized in 2008 and 2010 and realized gain of approximately RMB42.2 million were recognized in 2009.
(9) Allowances for doubtful accounts
The Group determines the allowance for doubtful accounts when facts and circumstances indicate that the receivable is unlikely to be collected by taking into account aging analysis of the accounts receivable balances, historical bad debt records, repayment patterns in the prior years and other factors. If the financial condition of the Group’s customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.
(10) Inventories
Inventories, consisting principally of paper and books, are stated at the lower of cost, using the weighted average method, or market. The inventory held with the distributors is on consignment basis and is carried as such until sold or returned. The Company performs a review of the inventories on a quarterly basis to evaluate for recoverability and makes for provisions as appropriate. For the purposes of the review, the total finished goods inventory in warehouse and on consignment is categorized into different groups based on their subject and the targeted readers. The Company determines the historical turnover and the aging of each group of inventory and further assesses the market and industry trends and projected demand. The Company uses this information along with a range of progressive rates to determine provision on the inventory. Slow moving or non moving inventory are considered separately and provide for fully when such inventory is not moving for over a specified period. Any damaged inventory is fully written off immediately.
(11) Investment in securities
Investments in debt and equity securities are, on initial recognition, classified into the three categories: held-to-maturity securities, trading securities and available-for-sale securities. Debt securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity securities and reported at amortized cost. Debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings. Debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as available-for-sale securities and reported at fair value, with unrealized gains and losses recognized in accumulated other comprehensive income.
In 2009, the Company, through one of its subsidiaries, acquired certain Series B preferred shares of a literature publication company for a consideration of RMB7,000,000. The Company’s investment represents 20% of investee’s equity interests, on an as converted basis. The preferred shares are not considered as in-substance common stock as they provide substantive redemption rights, liquidation rights and fixed dividends to the Company, which are not available to common shareholders. Thus these investments are classified as investment in debt securities as an available-for-sale investment.
In 2010, the Company, through one of its subsidiaries, acquired certain series B preferred shares of an online e-commerce company for a consideration of RMB34,130,500. The Company’s investment represents 33.3% of the investee’s equity interests, on an as converted basis. The Group is entitled to convert the preferred shares, at its option, to the investee’s ordinary shares. The preferred shares are not considered as in-substance common stock as they also provide substantive conversion, redemption and liquidation rights to the Company, which are not available to common shareholders. Thus these investments are classified as investment in debt securities as an available-for-sale investment. As of December 31, 2010, the Group determined that there was no change in fair value of the investment in this online e-commerce company and that the estimated fair value approximated the carrying value of RMB34.1 million.
Subsequent to initial recognition, available-for-sale investment is measured at fair value with changes in fair value recognized in accumulated other comprehensive income included in shareholder’s equity. When there is objective evidence that the investment is impaired, the cumulative losses from the declines in fair value that had been recognized directly in accumulated other comprehensive income are removed from equity and recognized in the income statement. When the available-for-sale investment is sold, the cumulative fair value adjustments previously recognized in accumulated other comprehensive income are recognized in the statement of operations and comprehensive loss. The Group evaluates the investments periodically for possible other-than-temporary impairment. When other-than-temporary impairment has occurred for an available-for-sale debt security and the Group intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current-period credit loss, an impairment loss is recognized in earnings equal to the difference between the investment’s amortized cost basis and its fair value at the balance sheet date. The new cost basis will not be changed for subsequent recoveries in fair value. To determine whether a loss is other-than- temporary, the Group reviews the cause and duration of the impairment, the extent to which fair value is less than cost, the financial condition and near-term prospects of the issuer, and the Group’s intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery of its amortized cost.
During the years ended December 31, 2008, 2009 and 2010, the Company recorded unrealized gains on this investment of approximately nil, nil and RMB0.5 million, respectively, as a component of accumulated other comprehensive income.
(12) Investment in equity investees
Affiliated companies are entities over which the Company has significant influence, but which it does not control, generally accompanying a shareholding of between 20% and 50% of the voting rights. Investments in affiliated companies are accounted for by the equity method of accounting. Under this method, the Company’s share of the post-acquisition profits or losses of affiliated companies is recognized in the consolidated statements of operations. Unrealized gains on transactions between the Company and its affiliated companies are eliminated to the extent of the Company’s interest in the affiliated companies; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Company’s share of losses in an affiliated company equals or exceeds its interest in the affiliated company, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the affiliated company.
Cost method is used for investments over which the Company does not have the ability to exercise significant influence.
The Company continually reviews its investments in affiliated companies to determine whether a decline in fair value below the carrying value is other than temporary. The primary factors the Company considers in its determination are the length of time that the fair value of the investment is below the Company’s carrying value; and the financial condition, operating performance and near term prospects of the investee. In addition, the Company considers the reason for the decline in fair value, including general market conditions, industry specific or investee specific reasons; changes in stock market price or valuation subsequent to the balance sheet date and the Company’s intent and ability to hold the investment for a period of time sufficient to allow for a recovery in fair value. If the decline in fair value is deemed to be other than temporary, the carrying value of the security is written down to fair value. Impairment losses on equity method investments are included in earnings of affiliated companies. No significant impairment losses were recorded in the years ended December 31, 2008, 2009 and 2010.
(13) Property and equipment
Property and equipment are stated at cost less accumulated depreciation and impairment. Depreciation is computed using the straight-line method over the following estimated useful lives:

Computer equipment	3~5 years
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets
Furniture and fixtures	3~5 years
Motor vehicles	5 years
Office buildings	20 years
Expenditures for maintenance and repairs are expensed as incurred. Gain or loss on the disposal of property and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the Consolidated Statements of Operations and Comprehensive Income.
(14) Intangible assets
Online game product development costs
The Group recognizes costs to develop its online game products in accordance with ASC 985-20 (formerly referred to as SFAS No. 86, “Accounting for Costs of Computer Software to be Sold, Leased or Otherwise Marketed"). Costs incurred for the development of online game products prior to the establishment of technological feasibility are expensed when incurred and are included in product development expense. Once an online game product has reached technological feasibility, all subsequent online game product development costs are capitalized until the product is available for marketing. Technological feasibility is evaluated on a product-by-product basis, but typically encompasses both technical design and game design documentation and only occurs when the online game has a proven ability to operate in online game environment in the PRC market. As the period between the date of technological feasibility and the game release date is historically very short and the development costs incurred during this period were insignificant, all online game development costs have been expensed when incurred.
Websites and internally used software development costs
The Group recognizes websites and internally used software development costs in accordance with ASC 350 -40 (formerly referred to as Statement of Position No. 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use”). As such, the Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and software. Costs incurred in the development phase are capitalized and amortized over the estimated product life. Since the inception of the Group, the amount of costs qualifying for capitalization has been immaterial and as a result all websites and internally used software development costs have been expensed as incurred.
Upfront licensing fees
Upfront licensing fees paid to third party licensors are capitalized if the related game software has reached technological feasibility in accordance with ASC 985-20 (formerly referred to as SFAS No. 86, “Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed”) and amortized on a straight-line basis over the shorter of the useful economic life of the relevant online game or license period, which is usually 3 to 7 years, upon the commercial launch of the related online games.
Software and copyrights
Software and copyrights purchased from third parties are initially recorded at cost and amortized on a straight-line basis over the shorter of the useful economic life or stipulated period in the contract, which is usually 1 to 7 years.
Software technology, game engine, non-compete agreements, customer base, copyrights, writer contracts, telecom relationships, bookstore relationships and trademark acquired through business combinations
An intangible asset is required to be recognized separately from goodwill based on its estimated fair value if such asset arises from contractual or legal right or if it is separable as defined by ASC 805 (formerly referred to as SFAS No. 141 (Revised 2007) “Business Combinations”). Software technology, game engine, non-compete agreements, customer base, copyrights, writer contracts, telecom relationships, bookstore relationships and trademark arising from the acquisitions of subsidiaries and VIE subsidiaries are initially recognized and measured at estimated fair value upon acquisition. Amortization is computed using the straight-line method over the following estimated useful lives:

Software technology	0.5 to 7 years
Game engine	3 to 10 years
Non-compete agreements	2.5 to 5 years
Customer base	2 to 5.5 years
Copyrights	5 to 10 years
Writer contracts	5 to 6 years
Telecom relationships	9 to 11 years
Bookstore relationships	6 to 10 years
Trademarks	7.5 or 20 years
In-process research and development	Write off immediately prior to January 1, 2009 or indefinite-lived and subject to impairment testing until completed or abandoned from January 1, 2009
(15) Video production and acquisition costs and licensed video copyrights
The Group contracts for the production, self produces and purchases videos to exhibit on its websites since the acquisition of Ku6 Holding. The Company also licensed videos to exhibit on its websites since the acquisition of Ku6 Holding in January 2010.
Video production and acquisition costs
Following the guidance under ASC 926-20-25, video production (which mainly include direct production costs and production overhead) and acquisition costs are capitalized, if the capitalization criteria was met, and stated at the lower of unamortized cost or estimated fair value.
With respect to production and acquisition costs, until the Company can establish estimates of secondary market revenues, capitalized costs for each video produced are limited to the amount of revenues contracted for that video. The costs in excess of revenues contracted for that video are expensed as incurred on an actual basis, and are not restored as assets in subsequent periods. Once the Company can establish estimates of secondary market revenues in accordance with ASC 926-20-35-5(b), it capitalizes subsequent film costs.
Capitalized video production costs are amortized in accordance with the guidance in ASC 926-20-35-1 using the individual-film-forecast-computation method, based on the proportion of the revenues earned in a period to the estimated remaining unrecognized ultimate revenues as of the beginning of that period. The Company estimates total revenues to be earned (“ultimate revenues”) throughout the life of a video, which are limited to the contracted revenue for that video. The in-house produced contents are amortized over the projected useful life, which is currently equal to the contracted revenue period.. The capitalized costs are subject to assessment for impairment in accordance with ASC 926-20-35-12 to 35-18, if an event or change in circumstances indicates that the fair value is less than its unamortized costs.
During the year ended December 31, 2010, video production and acquisition costs did not meet the criteria for capitalization and as a result all the video production costs have been expensed as incurred.
Licensed video copyrights
The Group’s objectives in licensing videos are to build an online content library to increase Ku6’s brand recognition, user base, visitor traffic and popularity of the website to attract more advertisers. The licensed videos, consisting primarily of widely recognized movies and television serial dramas, are available for unlimited viewing anytime during its licensing period. Therefore the Group amortized the licensed video copyrights over the respective licensing periods because the estimated number of future showings may not be determinable.
In addition, the advertiser generally does not require the advertisement to be linked to specific videos and there is no pricing difference for advertisements attached to self-produced or purchased and licensed video content. Accordingly, the Group determined that it is reasonable to consider all of the purchased or in-house produced content and licensed video together for assessing net realizable value for recoverability.
The licensed video copyrights are carried at the lower of amortized cost or net realizable value. Under the net realizable value approach, the Company determines the expected cash inflows that are directly attributed to the contents, which comprise of the expected revenues directly attributable to the content less the direct costs to deliver the content to derive the net realizable value of the asset. The Company writes down the carrying value of the licensed content if the estimated net future direct cash inflows from the licensed video copyrights over the licensing period are lower than the carrying amount.
The amortization period of the licensed video copyrights mainly range from 1 to 3 years during the year ended December 31, 2010. Amortization and write-down expense for the year ended December 31, 2010 was RMB53.8 million and RMB51.9 million, respectively.
(16) Goodwill
Goodwill is measured as the excess of (i) the total cost of acquisition, fair value of the non controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the income statement. In a business combination, any acquired intangible assets that do not meet separate recognition criteria as specified in ASC 805 should be recognized as goodwill.
In accordance with ASC 350 (formerly referred to as SFAS No. 142 “Goodwill and other intangible assets”), no amortization is recorded for goodwill. Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. In October of each year, the Company tests impairment of goodwill at the reporting unit level and recognizes impairment in the event that the carrying value exceeds the fair value of each reporting unit. The Company tests goodwill for impairment by reporting unit on an annual basis or more frequently if an event occurs or circumstances change that could more likely than not reduce the fair value of the goodwill below its carrying amount. The Company performs a two-step goodwill impairment test. The first step compares the fair values of each reporting unit to its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of the affected reporting unit’s goodwill to the carrying value of that goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. An impairment loss of RMB14.5 million, RMB4.0 million and RMB15.0 million was recorded in 2008, 2009 and 2010, respectively. (Note 18)
(17) Long-term prepayments
Long-term prepayments mainly represent the prepayments for usage of the parcels of land where the office buildings are located, are recorded at cost, and are amortized over their respective lease periods (usually 50 years).
(18) Other long-term assets
Other long-term assets mainly includes prepayment for upfront license fees, receivables from independent companies, royalty advances, issuance cost of convertible debt, prepayment for distribution rights, film production cost, non-current deposit, contingent receivable and other long term deferred expenses.
Prepayment for upfront license fee
The prepayment for upfront license fee are recognized as other long-term assets if the related online game software has reached technological feasibility but the online games have not yet been commercially launched. The prepayment for upfront license fee will transfer to intangible assets upon the commercial launch of the related online games and amortize on a straight-line basis over the shorter of the useful economic life of the relevant online game or license period. As of December 31, 2009 and 2010, the balance of prepayment for upfront license fee are RMB90.4 million and RMB94.5 million, respectively.
Receivables due from independent companies
Receivables due from independent companies as of December 31, 2009 and 2010 amounted to RMB38.2 million and RMB8.9 million, respectively.
Royalty advances
Royalty advances to authors are capitalized and, upon publication, are recovered as royalties are earned based on the fixed amount of royalty for each book sold. Royalty advances are reviewed for recoverability and a reserve for loss is maintained, if appropriate. Royalty advances as of December 31, 2009 and 2010 amounted to RMB16.0 million and RMB 39.6 million. No losses were recorded in the years ended December 31, 2008, 2009 and 2010.
Prepayment for distribution rights
Since 2010, the Group also cooperates with other distributors to distribute films or episodic television series as a participating distributor but is not the primary obligor under the distribution arrangement and shares a fixed percentage of the distribution fees received by the principal distributor as the Group’s commissions pursuant to its arrangement with the principal distributor. The Group records these commissions as its distribution revenues. Since the film or the episodic television series are still in production, no distribution revenue was recognized during the year ended December 31, 2010.
As of December 31, 2010, the prepayment for the distribution rights for the film or episodic television series in production are RMB33.1 million. Distribution rights for the completed and released films or episodic television series are amortized using the individual-film-forecast method, whereby these costs are amortized in the proportion that current year’s revenue bears to management’s current estimate of ultimate revenue expected to be recognized from the exhibition or sub-licensing of the films or episodic television series.
Film ultimate revenues include estimates of revenues from all markets and territories, including revenues associated with theatrical release of the film, revenues associated with home video sales, licensing sales to broadcast or cable networks. Ultimate revenues forecasts include estimates over a period not to exceed ten years following the date of the film’s initial release. Estimated ultimate revenues are revised at least annually.
For episodic television series, ultimate revenue can include estimates from the initial market and secondary markets. Until the Company can establish estimates of secondary market revenue, capitalized costs for each episode television series shall not exceed an amount equal to the amount of revenue contracted for that episode. Accordingly, costs of distribution rights incurred in excess of the amount of revenue contracted for each episode are expensed as incurred on an episode-by-episode basis.
Film production cost
Production costs include expenditures for the production of films by the Group. Production costs are only capitalized when the revenue stream related to the produced film is determinable either through specific advertising contracts or other circumstances whereby revenue can be determined to be associated with the specific film and the same amount of revenue can be reasonably estimated. For films completed and on release, the related capitalized costs are amortized using the individual-film-forecast method, whereby these costs are amortized in the proportion that current year’s revenue bears to management’s current estimate of ultimate revenue expected to be recognized from the exhibition or licensing of the films. As of December 31, 2010, the film production cost amounted to RMB8.0 million.
Issuance cost of convertible debt
As of December 31, 2009 and 2010, the issuance costs of the Company’s 2.0% Convertible Senior Notes due 2011 amounted to RMB14.3 million and RMB6.6 million, respectively. The issuance cost of Notes II is deferred and being amortized on a straight-line basis over a period of three years from the date of issuance, which is September 16, 2008, to the maturity date on September 15, 2011. The amortization expense of issuance costs related to Notes II during the years ended December 31, 2008, 2009 and 2010 was approximately RMB2.9 million, RMB8.6 million and RMB8.6 million, respectively.
(19) Impairment of long-lived assets
Long-lived assets and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. If the sum of the expected undiscounted cash flow is less than the carrying amount of the assets, the Company would recognize an impairment loss based on the amount the carrying value exceeds the fair value of the assets. The Company uses estimates and judgments in its impairment tests and if different estimates or judgments are utilized, the timing or the amount of the impairment charges could be different. No impairment was recognized during the years ended December 31, 2008 and 2009. Impairment of approximately RMB10.2 million related to prepayment for upfront licensing fees was recognized during the year ended December 31, 2010.
(20) Financial instruments
Financial instruments of the Group primarily comprise of cash and cash equivalents, restricted cash, short-term investments, marketable securities, accounts receivable, other current assets, time deposit with maturity over one year, amount due from/to related parties, investment in securities, contingent consideration in relation to the business combinations, short term loan, accounts payable, other payables and convertible debt. As of December 31, 2009 and 2010, their carrying values approximated their fair values because of their generally short maturities, except for the marketable securities (Note 15), investment in securities (Note 4(11)) and the convertible debt (Note 21).
(21) Revenue recognition
Online game revenue
The Group derives its online game revenue from the sale of in-game virtual items and game usage fees purchased by game players to play its Massively Multiplayer Online Role-Playing Games (“MMORPGs”) and casual games.
The Group sells pre-paid cards, in both virtual and physical forms, to third party distributors and retailers, including Internet cafes, as well as through direct online payment systems. The prepaid game cards entitle end users to access online game contents for a specified period of time (time-based revenue model) or purchase in-game premium features (item-based revenue model). All proceeds received from distributors or retailers, net off discounts, from the sales of pre-paid card are deferred when received.
Under the item-based revenue model, revenues are recognized over the estimated life of the in-game virtual items that game players purchase or as the in-game virtual items are consumed. Under the time-based revenue model, revenues are recognized based on the time units consumed by the game players. Revenues are also recognized when game players who had previously purchased playing time or virtual currency are no longer entitled to access the online games in accordance with the published expiration policy. Deferred revenue is reduced as revenues are earned.
Online games revenue, including MMORPGs and casual games, amounted to approximately RMB3,410.3 million, RMB4,841.0 million and RMB4,614.4 million during the years ended December 31, 2008, 2009 and 2010, respectively, which represented a substantial portion of the Group’s revenues in 2008, 2009 and 2010.
Overseas licensing revenues
The Group enters into licensing arrangements with overseas licensees to operate its MMORPGs and advanced casual games in other countries or territories. These licensing agreements provide two revenue streams, consisting of an initial license fee and a monthly revenue-based royalty fee. The initial license fee is based on a fixed amount and recognized ratably over the term of the license. The monthly revenue-based royalty fee is recognized when earned, provided that collectability is reasonably assured.
Online literature revenue
The Group generates revenue from the sale of online premium literature contents to the users. The users generally purchase the content by chapter or by book and cannot cancel the purchase once made. The users can pay for their purchases either through the pre-paid cards sold by the Group or through credits directly deposited into their respective accounts which they can make payments directly on the Group’s online literature websites.
The purchased content usually has no expiry period unless otherwise stated. The revenue from purchase of online content or other community tools (such as votes and gifts for an author) is recognized at the time of purchase as the Company does not have any further obligation after providing the content to the user upon purchase and all other criteria for revenue recognition is met.
Wireless literature revenue
The Group derives wireless service revenues primarily by providing its literature contents to wireless application protocol, or WAP, operators and a mobile operator (collectively referred to as “wireless carriers”) pursuant to revenue-sharing arrangements. The Group uploads the literature content to the wireless platforms of the wireless carriers and the royalty right resides with the Group. The wireless carriers receive a fee from the wireless users when they pay to access the literature content from their wireless devices (such as mobile handsets). Such fee is charged either on a monthly subscription basis (under which users can access a variety of contents offered on the carrier’s platform) or per usage basis (based on the Group’s literature content accessed by the user per book or per chapter). The Group receives an agreed percentage of the fee generated by the respective wireless carriers.
Recognition of revenues under these wireless services agreements is subject to availability of the usage information from the respective wireless carriers. With respect to the WAP operators, the Group relies on monthly billing statements which are received from the WAP operators shortly after the month end. The revenue earned from arrangements with wireless operators is recognized in the month in which the services are performed (i.e., provided to the end user by the WAP operators) based on the monthly billing statement received from the WAP operator.
For the arrangement entered into with the telecom operator in 2010, the Group can access the information on the content accessed by the wireless users on the per usage basis from a platform operated by the mobile operator on a monthly basis. For the revenues from the mobile operator based on monthly subscription, the Group relies on the quarterly billing statements for the Group’s share in the fees generated by the telecom operator in each month. There is normally time lag of 3 to 4 months by which the Group receives the billing statements from the mobile operator and the Group has no visibility into these revenues prior to receipts of the billing statements.
In case of arrangement with the mobile operator:
• where the Company has timely access to usage information (i.e. under the per usage basis), in accordance with ASC 605, the revenues are recognized in the period in which the service is performed provided that no significant obligation remains, collection of the receivable is reasonably assured and the amounts can be reliably estimated. The estimate of revenue is based on Company’s analysis of usage information for the month provided by the mobile operator, the contractual rates with the mobile operator and any historical adjustments for discrepancies between internally estimated revenues and actual revenues subsequently confirmed by the mobile operator. There were no significant true up adjustments between the Company’s analysis of usage information and the statements received during 2010.
• where the Group does not have timely access to usage information (i.e. under the monthly subscription basis), until billing statements are received, the Group cannot reliably determine the revenue earned for that period as it has limited relationship history with the mobile operator which began in 2010 and lacks the information necessary to make a reliable estimate. Accordingly, the Group recognized revenue in the period in which the service is performed only if the billing statements for the related period have been received prior to the issuance of its financial statements. The Group has applied such policy on a consistent basis. The time lag before the Group receives the billing statements from China Mobile normally ranges from three to four months and the Group has no visibility into these revenues prior to the receipt of the billing statements. The Group currently does not expect a significant change to the time lag in receiving the billing statements in the near future, and hence expects to continue to report the revenues from such wireless services on similar time lag basis. However, as the Group does not control the time when the mobile operators provide the billing statements, if the Group receives any billing statements at a time lag different from the current timelines, the Group will record the revenues following the accounting policy as discussed above, which may result in disproportionate revenue recognition.
The revenues recognized under the arrangements with the wireless carriers represent only the Group’s shares of the revenues to be received from the wireless carriers, i.e. recorded on a net basis, as the Group is not the primary obligor in the arrangement, nor does it enter into contract with wireless users or has the price setting capabilities. The Group only provides the content to the wireless carriers.
Offline literature distribution revenue
The Group sells its published books through chain and online bookstores and wholesalers (collectively referred to as “distributors”). The Group enters into sales agreements with each distributor which are generally for a term of one to two years and can be renewed on mutual basis. Prior to entering into the agreement, the Group performs a credit evaluation of the distributor, and further monitors the credit status of the distributor on a regular basis based on market information and past history.
Following the normal industry practice in China, the Group provides the books to the distributors substantively on consignment basis. The books are shipped from the Group’s warehouse as per the orders placed by the distributors for different book titles, under a delivery note which specifies the quantity of the books delivered, the retail price of each book title, the discount to be applied on the retail price (as agreed in the sales agreement with the distributor) and the total wholesale price for the books being shipped. The title of the books is passed to the distributors only after the distributor has sold the books to end customers or if the books have been damaged while in possession of the distributors. The distributors have an unlimited right to return the books to the Group at any time and are not invoiced and do not have the obligation to pay for the books when the books are shipped. Accordingly, the Group has not transferred risk and rewards of the inventory upon shipment to the distributor. Risk and rewards are only transferred when the books are sold to the end customers.
The Group reconciles the wholesale value of the books shipped to and received by the distributors on a monthly basis. Consistent with the industry practice in China, the Group and the distributor arrive at a settlement of the individual delivery notes, normally on a first-in-first-out basis, over a period of 3 to 6 months from the date of each delivery note. Upon settlement, the distributors confirm the amount to be paid under each delivery note based on the books sold or damaged as of the settlement date and the number of unsold books to be returned to the Group. After settlement, the Group raises an invoice to the distributor for the amount to be paid by the distributor, which is a product of the number of books sold or damaged and the discounted price per unit of that book specified in the delivery note. The invoice amount is collected from the distributor within the following one to two months.
The Group generally does not require distributors to make any upfront payments for the shipments. The limited advance payments received are not refundable but can be used to offset future payables of the distributors. The advance payments are shown as advance from customers, and are netted off from the invoice amount at the time of invoicing. The distributors are not contractually obligated to purchase minimum quantities of any books.
Following the industry practice in China and given the extensive sub-distribution network that the distributors operate, generally, the distributors do not provide any information about the books sold or damaged until settlement. The Group is not in a position to reliably estimate the timing of sale of books to the end customers as each book is unique. Therefore, the Company does not have sufficient information to reliably determine the amount of books sold to the end customer under each delivery note until the settlement with the distributor.
The Group has assessed the arrangement under ASC 605 and determined that while the Group meets the other criteria for revenue recognition at the time when the books are actually sold or damaged by the distributor, namely persuasive evidence of an arrangement, books have been delivered and no other significant obligation is remaining, the amount is determinable and the collection of the revenues is reasonably assured, in the absence of any timely information from the distributors, the Company cannot determine how many books have been sold until settlement. Further, the Group has no information as to when books are sold or damaged, other than that such event occurs, prior to settlement. Accordingly, the Group recognizes revenue at the time of settlement with the distributor, which is the time when all the criteria under ASC 605 are met. The Group has applied such policy on a consistent basis.
Based on the accounting policy above, the revenues from offline business recognized in each month comprise of the revenue arising from all the settlements made in that month, and revenues during a year or a quarter from offline business comprise of the revenues arising from all the settlements that have occurred in the 12 months of that year or 3 months of that quarter respectively.
The Group provides volume based sales rebates to the distributors if they complete a specified cumulative level of sales within an agreed period. The amount of such rebates is accrued in accordance with ASC 605-50 “Customer Payments and Incentives” and is recognized as a reduction of revenue.
Copyright licensing
The Group also generates revenues from sub-licensing the copyrights it obtains from authors to online game companies, television producers, movie studios and traditional offline book publishers for an agreed period. The revenue from sub-licensing agreements is recognised when all the following criteria are met: persuasive evidence of an arrangement exists; the content has been delivered or is available for immediate and unconditional delivery and the Group has no further obligations; the price to the customer is fixed or determinable; and collectability is reasonably assured. Depending on the terms of the respective agreements, revenue is recognised either upfront upon the beginning of the sub-licensing agreement to the extent of the fixed and non-refundable amount received upfront or over the period of the sub-licensing agreement. Any amount of revenue which is contingent upon future events (for example future revenue generated by using the copyright) is recognised when the contingency is met.
Online advertising services
The Group’s revenues are derived principally from online brand advertising arrangements, where the advertisers pay to place their advertisements on the Group’s online video, literature or other platforms in different formats. Such formats generally include banners, buttons, links, pre-roll or post-roll video advertisements.
Advertisements on the Company’s online video, literature or other platforms are charged either based on the agreed number of clicks per day over the agreed period or on per day basis. In the first case, the delivery of service occurs when users click on the videos clips. In the latter case, the delivery is not linked to displays, but occurs as the advertisement is hosted each day.
All the Group’s revenue arrangements involve multiple element deliverables that may include placements of different types of advertisements, which are accounted for using the guidance under ASC 605-25 “Multiple Element Arrangements”.
The Group sells the advertising services over a broad price range and there is a lack of objective and reliable evidence of fair value for each deliverable included in the arrangement. Therefore, for the arrangements that all the elements are not delivered in a uniform pattern over the agreement period, the Group treats all elements of advertising contracts as a single unit of accounting for revenue recognition purposes and recognizes the revenues on the completion of delivery of all the elements involved in the arrangements. When all of the elements within an arrangement are delivered uniformly over the agreement period, the revenues are recognized ratably over the contract period.
The Group makes a credit assessment of the customer to assess the collectability of the contract amounts prior to entering into contracts. For those contracts for which the collectability was assessed as not reasonably assured, the Group recognizes revenue only when the cash was received and all revenue recognition criteria were met.
The majority of the revenue arrangements are contracted with advertising agencies and the Group provides cash incentives in the form of rebate to these advertising agencies based on volume and performance, and accounts for such incentives as a reduction of revenue in accordance with ASC 605-50-25 (formerly referred to as EITF 01-9, Accounting for Consideration Given by a Vendor to a Customer).
Wireless value-added services
Wireless value-added services (“WVAS”) revenue are derived from providing mobile phone users with services for recharging value of their prepaid cards and subscribing other content such as game related content and literature content via short messaging services (“SMS”). Following the acquisition of Ku6 in July 2009, the Group also provided other entertainment-oriented wireless value-added services including SMS, multimedia messaging services (“MMS”), wireless application protocol (“WAP”), JavaTM (“Java games”), interactive voice response services (“IVR”) and ring back tone (“RBT”) services, to mobile phone users through the three major Chinese operators of telecommunication networks including China United Telecommunications Corporation (“China Unicom”), China Mobile Communications Corporation (“China Mobile”) and China Telecommunications Corporation (collectively, the “Telecom Operators”).
Revenues from WVAS are charged based on a per-use basis or monthly subscription basis and recognized in the period in which the service is performed, provided that collection of the receivables is reasonably assured, the amounts can be accurately estimated, and there are no future service obligations by the Group. In certain instances, when a statement is not received within a reasonable period of time, the Group makes an estimate of the revenues and cost of services earned during the period covered by the statement based on its internally generated information, historical experience and/or other assumptions that are believed to be reasonable under the circumstances. The historical differences between the recorded revenue based on such estimates and actual revenue confirmed subsequently were not material.
The Group evaluated its cooperation arrangements with the Telecom Operators to determine whether to recognize the Group’s revenues on a gross basis or net of the service fees and net transmission charges paid to the Telecom Operators. The Group’s determination is based upon an assessment of whether it acted as a principal or agent when providing its services and the Group had concluded that it acts as principal in the arrangement based on the assessment and recognizing revenues on a gross basis.
Recorded music revenue:
Following the acquisition of Ku6 in July 2009, the Group is involved in business of artist development music production, offline music distribution and online distribution through wireless value-added services and the Internet. Recorded music revenues are derived from live performances, corporate sponsorship, online and wireless sales, and offline CD sales. The Group recognizes artist performance fees and corporate sponsorship or marketing event fees once the performance or the service has been completed and when all revenue recognition criteria were met. Revenues from the sale of CDs is derived either by providing the CD master to a distributor or by directly arranging for the volume production and subsequent wholesale of the CDs. In the former case, the Group receives a fixed fee, has no further obligations and recognizes the fee as revenue when the master CD is provided. In the latter case, the Group ships the produced CDs to retail distributors and recognizes wholesale revenues at the time of shipment less a provision for future estimated returns. The Group licenses its music to third parties for guaranteed minimum royalty payments and normally receives non-refundable upfront licensing fees. In such cases the Group recognizes revenue on a straight-line basis over the license period and deferred revenues are included in liabilities. When the contract provides for additional payments if revenues exceed the minimum amount guaranteed, such amounts are included in revenues when the Group is notified of its entitlement to additional payments.
Other revenues
Other revenues principally comprise of revenue from technical services and cooperation, service fees from rendering management software to internet cafe and sale of E-Key, e-book reader and other online game related auxiliary products.
The Group licenses software it developed to internet cafés for their daily operation and management. Fixed licensing fees, as stipulated in license agreements, are charged to internet café on a monthly basis. Licensing revenue is recognized based on the usage of the software and when the fee collection is reasonably assured.
The Group renders technical service and cooperation on its network PC platform. Revenue is recognized when the services or cooperation are rendered and fee collection is reasonably assured.
The Group sells E-Key, a secure ID product, e-book reader and other on-line game auxiliary products to customers. Revenues derived from the sale of E-Key, e-book reader and other on-line game auxiliary products are recognized when the titles of such products are transferred to the customers and collections are reasonably assured.
Non-online game revenues amounted to RMB158.8 million, RMB394.4 million and RMB957.8 million during the years ended December 31, 2008, 2009 and 2010, respectively.
Customer loyalty program
The Group implemented a customer loyalty program for its online game business, which provides physical awards and in-game virtual items to game players based on accumulated membership points that vary depending on the services rendered and fees paid. If the points were awarded for purchase of in-game virtual items, it is part of the Group’s revenue generating activities, and such arrangements are considered to have multiple elements. Under the applicable guidance, total consideration is allocated to the purchased services and loyalty points based on the relative fair value of the purchased services and redeemable services. Consideration allocated to the loyalty points expected to redeem in-game virtual items is initially recorded as deferred revenue, and revenue is recognized when the points are redeemed and services are rendered. If the points were not awarded from a revenue generating activity, the fair value of the points is accrued as other payables and accrued liabilities, with a charge to cost of sales, when they are awarded.
The Group started its literature business customer loyalty program in the later half of 2010. Under this loyalty program, users earn loyalty points based on their activities to purchase online premium literature content and their participation in various community activities such as commenting and rating a work-in-progress. As users accumulate more points, they gain access to more premium services and are able to redeem those points for community tools, including virtual gifts that can be used to support their favorite authors. If the points were awarded for purchase of literature content, it is part of the Group’s revenue generating activities, and such arrangements are considered to have multiple elements. Under the applicable guidance, total consideration is allocated to the purchased services and loyalty points based on the relative fair value of the purchased content and redeemable services. Consideration allocated to the loyalty points is initially recorded as deferred revenue, and revenue is recognized when the points are redeemed and services are rendered. If the points were not awarded from a revenue generating activity, the fair value of the points are accrued as other liabilities, with a charge to cost of sales, when they are awarded. As of December 31, 2010, the points awarded under the customer loyalty program were insignificant.
Business tax and related surcharges
The Group’s subsidiaries and its VIE subsidiaries are subject to business tax and related surcharges and value added tax on the revenues earned for services provided and products sold in the PRC. The applicable business tax rate varies from 3% to 5% and the rate of value added tax varies from 3% to 17%. In the accompanying consolidated statements of operations and comprehensive income, business tax and related surcharges for revenues derived from on-line games, online literature business, wireless literature business, copyright licensing, online advertising services, wireless valued-added services, recorded music services and other services are deducted from gross revenue to arrive at net revenues.
(22) Deferred revenue
Deferred revenue primarily represents proceeds received from customers that cover online game or literature services to be rendered in the future. Deferred revenue is stated at the amount of proceeds received less the amount previously recognized as revenue upon the rendering of online game or literature services or expiration of the time units or expiration of game cards in accordance with the Group’s published expiration policy.
(23) Deferred licensing fees and related costs
Upon the receipt of proceeds from the distributors, which can be specifically attributable to certain online games and online literature content, the Group is obligated to pay on-going licensing fees and other costs related to such proceeds, including business tax and related surcharges. As revenues are deferred (Note 4(21)), the related on-going licensing fees and costs are also deferred. The deferred licensing fees and related costs are recognized in the consolidated statements of operations and comprehensive income in the period in which the related online game proceeds received are recognized as revenue.
(24) Cost of revenue
Cost of online games and services rendered
Cost of online game revenues consists primarily of salary and benefits, online game licensing fees, server leasing charges, depreciation, maintenance and rental of computer equipment, amortization of upfront licensing fees, share-based compensation, manufacturing costs for prepaid game cards, expenses for customer loyalty program and other overhead expenses directly attributable to the provision of online game services.
Cost of service revenues consists primarily of salary and benefits, royalty fees payable to other parties for use of their work, amortization of copyrights, depreciation, maintenance and rental of computer equipment, bandwidth leasing and communication costs, video production cost, amortization and write-down of licensed video copyright, service fees and network fees paid to Telecom Operators and other overhead expenses directly attributable to the provision of the related services.
Cost of online games and services rendered amounted to approximately RMB1,013.2 million, RMB1,453.3 million and RMB1,942.0 million during the years ended December 31, 2008, 2009 and 2010, respectively.
Cost of goods sold
Cost of goods sold primarily consists of direct manufacturing or production costs of physical books, E-Key, e-book readers, other on-line game auxiliary products and CDs, as well as the corresponding shipping and handling costs for the products sold. Cost of goods sold amounted to approximately RMB7.3 million, RMB28.9 million and RMB211.6 million, during the years ended December 31, 2008, 2009 and 2010, respectively.
(25) Product development
Product development costs consist primarily of salaries and benefits, depreciation expense, outsourced game development expenses, share-based compensation, and other expenses incurred by the Group to develop, maintain, monitor and manage the Group’s online entertainment products, software, websites and integrated platforms, and are recorded on an accrual basis.
(26) Sales and marketing
Sales and marketing costs consist primarily of advertising and marketing promotion expenses, salaries and benefits, share-based compensation, sales commission paid to the sales team, and other expenses incurred by the Group’s sales and marketing personnel, and are recorded on an accrual basis. Advertising and market promotion expenses amounted to approximately RMB220.6 million, RMB380.8 million and RMB437.1 million during the years ended December 31, 2008, 2009 and 2010, respectively.
(27) General and administrative
General and administrative expenses consist primarily of salary and benefits, professional service fees, business tax expense, share-based compensation, depreciation expenses, bad debt provision and other expenses. The Company’s business tax expense primarily relates to services and licensing fees paid by certain VIEs to certain PRC subsidiaries.
(28) Share-based compensation
The Group follows ASC 718 (formerly referred to as Statement of Financial Accounting Standard 123(R) “Accounting for stock-based compensation”), which requires all share-based payments to employees and directors, including grants of employee stock options and restricted shares, to be recognized as compensation expense over the vesting period of the award based on the fair value of the award determined at the grant date. The valuation provisions of ASC 718 apply to new awards, to awards granted to employees and directors before the adoption of ASC 718 whose related requisite services had not been provided, and to awards which were subsequently modified or cancelled. ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent period if actual forfeitures differ from initial estimates.
In accordance with ASC 718, the Company has recognized share-based compensation expenses, net of a forfeiture rate, using the straight-line method for awards with graded vesting features and service conditions only, and using the graded-vesting attribution method for awards with graded vesting features and performance conditions.
(29) Leases
Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Other leases are accounted for as capital leases. Payments made under operating leases, net of any incentives received by the Group from the leasing company, are charged to the consolidated statements of operations and comprehensive income on a straight-line basis over the lease periods or based on certain formulas, as specified in the lease agreements, with reference to the actual number of users of the leased assets, as appropriate.
(30) Taxation
The income tax provision reflected in the Company’s Consolidated Statements of Operations and Comprehensive Income is provided on the taxable income of each subsidiary on the separate tax return basis.
Deferred income taxes are provided using the liability method in accordance with ASC 740 (formerly referred to as SFAS No. 109, “Income Taxes”). Under this method, deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax base of an asset or liability is the amount attributed to that asset or liability for tax purposes. The effect on deferred taxes of a change in tax rates is recognized in income in the period of change. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of; the deferred tax assets will not be realized.
The Company follows ASC 740-10-25 (formerly referred to as FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes — An interpretation of FASB Statement No. 109). The interpretation prescribes a recognition threshold and a measurement attribute for the financial statements recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Company did not have any interest and penalties associated with uncertain tax positions and did not have any significant unrecognized uncertain tax positions for the years ended December 31, 2008, 2009 and 2010.
(31) Statutory reserves
China
The Group’s subsidiaries and the VIEs incorporated in the PRC are required on an annual basis to make appropriations of retained earnings set at certain percentage of after-tax profit determined in accordance with PRC accounting standards and regulations (“PRC GAAP”).
The PRC subsidiaries must make appropriations to (i) general reserve and (ii) enterprise expansion fund in accordance with the Law of the PRC on Enterprises Operated Exclusively with Foreign Capital. The general reserve fund requires annual appropriations of 10% of after-tax profit (as determined under PRC GAAP at each year-end) until such fund has reached 50% of the company’s registered capital; enterprise expansion fund appropriation is at the company’s discretion.
The Company’s VIEs, in accordance with the China Company Laws, must make appropriations to a (i) statutory reserve fund and (ii) discretionary surplus fund. Until January 1, 2006, contributions to a statutory public welfare fund were also required. The statutory reserve fund requires annual appropriations of 10% of after-tax profit (as determined under PRC GAAP at each year-end) until such fund has reached 50% of the company’s registered capital; the statutory public welfare fund requires annual appropriations of at least 5~10% of after-tax profit (as determined under PRC GAAP at each year-end before 2006); other fund appropriation is at the company’s discretion.
The general reserve fund and statutory reserve fund can only be used for specific purposes, such as setting off the accumulated losses, enterprise expansion or increasing the registered capital. The enterprise expansion fund was mainly used to expand the production and operation; it also may be used for increasing the registered capital. The statutory public welfare fund must be used for capital expenditures for the collective welfare of employees.
Appropriations to these funds are classified in the consolidated balance sheets as statutory reserves. During the years ended December 31, 2008, 2009 and 2010, the Group made total appropriations to these statutory reserves of approximately RMB36.1 million, RMB12.6 million and RMB11.2 million, respectively.
There are no legal requirements in the PRC to fund these reserves by transfer of cash to restricted accounts, and the Group does not do so.
Korea
The Korean subsidiaries including Actoz and Eyedentity are required to appropriate, as a legal reserve, an amount equal to a minimum of 10% of cash dividends paid until such reserve equals 50% of its issued capital stock in accordance with the Commercial Code of Korea. The reserve is not available for the payment of cash dividends, but may be transferred to capital stock by an appropriate resolution of the company’s board of directors or used to reduce accumulated deficit, if any, with the ratification of the company’s majority shareholders. As Actoz and Eyedentity did not declare or pay cash dividend, the Group did not make appropriation to this legal reserve.
(32) Dividends
Dividends of the Company are recognized when declared.
Relevant laws and regulations permit payments of dividends by the PRC and Korean subsidiaries and affiliated companies only out of their retained earnings, if any, as determined in accordance with respective accounting standards and regulations (see Note 4(31)).
In addition, since a significant amount of the Group’s future revenues will be denominated in RMB, the existing and any future restrictions on currency exchange may limit the Group’s ability to utilize revenues generated in RMB to fund the Group’s business activities outside China, if any, or expenditures denominated in foreign currencies.
(33) Earnings per share
Basic net income per share attributable to Shanda Interactive ordinary shareholders is computed using the weighted average number of ordinary shares outstanding during the year. Diluted net income per share attributable to Shanda Interactive ordinary shareholders is computed using the weighted average number of ordinary shares and, if dilutive, potential ordinary shares outstanding during the year. Potential ordinary shares consist of shares issuable upon the exercise of stock options for the purchase of ordinary shares and the settlement of restricted share units accounted for using the treasury stock method and the conversion of the convertible debt accounted for using the as-converted method. Potential ordinary shares are not included in the denominator of the diluted earnings per share calculation when inclusion of such shares would have anti-dilutive effect (i.e., an increase in earnings per share amounts or a decrease in loss per share amounts) on net income per share.
Additionally, in the calculation of diluted net income per share attributable to Shanda Interactive, the Company’s net income is reduced by the difference between the basic and diluted net income per share attributable to Shanda Games multiplied by the weighted average number of Shanda Games’ shares held by the Company. There was no impact of Ku6 on the diluted calculation as Ku6’s basic and diluted net income were the same due to its net loss for the period.
(34) Comprehensive income or loss
Comprehensive income or loss is defined as the change in equity of a company during the period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Accumulated other comprehensive loss, as presented on the accompanying consolidated balance sheets, consists of cumulative foreign currency translation adjustment and unrealized gain/(loss) of marketable securities and investment in securities.
(35) Segment reporting
ASC 280 (formerly referred to as SFAS 131, “Disclosures about Segments of an Enterprise and Related Information”), establishes standards for reporting information about operating segments in annual financial statements. It also establishes standards for related disclosures about products and services, geographic areas and major customers. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (“CODM”), or decision making group, in deciding how to allocate resources and in assessing performance.
Prior to the Separation, the Company operated and managed its business as a single segment. After the Separation in July 2008, the Company had the two segments of Shanda Games and Shanda Online. In 2010, the Group reported the online video business of Ku6 as a separate segment after the acquisition in January 2010 and the Restructuring in August 2010. As a result of these changes in 2010, the Company determined that it has the following operating segments as of December 31, 2010:
Shanda Games — Focused on operation of online games, which are developed in-house, co-developed and co-operated with Shanda Games’s partners, acquired or licensed from third-parties, through a game service platform which includes game operation technology infrastructure and game content management system.
Shanda Online — Focused on operation of a unified community and an online entertainment content e-commerce service platform.
Ku6 — Focused on providing online advertising services through online video platforms of www.ku6.com and www.juchang.com.
Information regarding the business segments provided to the Company’s CODM is at the gross profit margin level. The Company does not allocate any operating expenses or assets to its segments, as the CODM does not use this information to allocate resources to or evaluate the performance of the operating segments.
As the Company generates its revenues primarily from customers in the PRC, no geographical segments are presented.
The segment information provided below has been prepared as if the current corporate structure which separates the Company’s business into online games related and integrated services platform related, had been in existence throughout the periods presented and as if the Separation had occurred as of the earliest period presented (except for the Yisheng business as noted below). For the period from January 1, 2008 to June 30, 2008, the segment information was prepared by combining the revenues and expenses that were directly applicable to Shanda Games and Shanda Online segment, respectively, and for the period from July 1, 2008 to December 31, 2010, the information set forth below consists of the financial statements of Shanda Games and Shanda Online segment as a standalone entity subsequent to the Separation.
Summarized below are the net revenues, costs of revenues and gross profits with respect to each business segment for the years ended December 31, 2008, 2009 and 2010. The Company has reclassified its previously reported segment information for the year ended December 31, 2008 and 2009 to conform to the current segment presentation. The Group’s assets and liabilities are not evaluated on a segment basis. Accordingly, no disclosure on segment assets and liabilities is provided.

	Year Ended December 31, 2010 (in RMB thousands)
	Shanda Games	Shanda Online	Ku6(3)	Others(1)	Elimination	Total

Net revenues	4,504,708	1,024,379	109,267	1,029,760	(1,095,864)	5,572,250
Costs of revenues	(1,837,182)	(229,374)	(267,030)	(685,482)	865,527	(2,153,541)
Gross profit margins	2,667,526	795,005	(157,763)	344,278	(230,337)	3,418,709

	Year Ended December 31, 2009 (in RMB thousands)
	Shanda Games	Shanda Online	Others(1)	Elimination	Total

Net revenues	4,806,705	1,066,178	519,076	(1,156,581)	5,235,378
Costs of revenues	(1,933,474)	(203,249)	(291,301)	950,398	(1,477,626)
Gross profit margins	2,873,231	862,929	227,775	(206,183)	3,757,752

	Year Ended December 31, 2008 (in RMB thousands)
	Shanda Games	Shanda Online		Others(1)	Elimination	Total

Net revenues	3,376,756	784,186	(2)	268,164	(860,038)	3,569,068
Costs of revenues	(1,489,361)	(126,031)		(171,941)	766,863	(1,020,470)
Gross profit margins	1,887,395	658,155		96,223	(93,175)	2,548,598

(1)
The Company also generates revenues from literature business, operation and management of the provision of management software to internet café and operation of online chess and board platform, WVAS and recorded music of Ku6 acquired in July 2009, etc. Although Yisheng was acquired by Ku6 from the Company in August 2010 and is included in the Ku6 column above for 2010, Yisheng is not material for 2009 and 2008 and its results were not reclassified for those years.

(2)
It represents fees for certain technical services as calculated pursuant to contractual agreements entered into both prior to and in connection with the Separation. Therefore, net revenues in 2008 were calculated using these methods of calculating prior to and after the Separation, and hence net revenues for the years ended December 31, 2008 may not be comparable with those for the years ended December 2009 and 2010.

(3)	The Group acquired Ku6 Holding in January 2010 and reported the online video business of Ku6 as a separate segment after the acquisition in January 2010 and the Restructuring in August 2010.
(36) Fair value measurements
On January 1, 2008, the Group adopted the ASC 820 (formerly referred to as Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”) for financial assets and liabilities. On January 1, 2009, the Group also adopted the statement for all non-financial assets and non-financial liabilities. ASC 820 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, ASC 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs other than the quoted prices in active markets that are observable either directly or indirectly, or quoted prices in less active markets; and (Level 3) unobservable inputs with respect to which there is little or no market data, which require the Company to develop its own assumptions. This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. On a recurring basis, the Company measures certain financial assets at fair value, including its marketable securities.
When available, the Company measures the fair value of financial instruments based on quoted market prices in active markets, valuation techniques that use observable market-based inputs or unobservable inputs that are corroborated by market data. Pricing information the Company obtains from third parties is internally validated for reasonableness prior to use in the consolidated financial statements. When observable market prices are not readily available, the Company generally estimates the fair value using valuation techniques that rely on alternate market data or inputs that are generally less readily observable from objective sources and are estimated based on pertinent information available at the time of the applicable reporting periods. In certain cases, fair values are not subject to precise quantification or verification and may fluctuate as economic and market factors vary and the Company’s evaluation of those factors changes. Although the Company uses its best judgment in estimating the fair value of these financial instruments, there are inherent limitations in any estimation technique. In these cases, a minor change in an assumption could result in a significant change in its estimate of fair value, thereby increasing or decreasing the amounts of the Company’s consolidated assets, liabilities, equity and net income.
(37) Business combinations and non-controlling interests
The Company accounts for its business combinations using the purchase method of accounting. This method requires that the acquisition cost to be allocated to the assets, including separately identifiable intangible assets, and liabilities the Company acquired based on their estimated fair values. Any non-controlling interest was reflected at historical cost. Where the consideration in an acquisition includes contingent consideration the payment of which depends on the achievement of certain specified conditions post-acquisition, contingent consideration was not recorded until the contingency was resolved.
From January 1, 2009, the Company adopted ASC 805 (formerly referred to as SFAS No. 141 (revised 2007), “Business combinations”). Following this adoption, the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued as well as the contingent considerations and all contractual contingencies as of the acquisition date. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any non-controlling interests. The excess of (i) the total of cost of acquisition, fair value of the non-controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the income statement.
The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The Company determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of assets and forecasted life cycle and forecasted cash flows over that period. Although the Company believes that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from the forecasted amounts and the difference could be material.
When the Company obtains control over an entity by acquiring an additional interest in that entity. The Company’s previously held equity interest is remeasured to fair value at the date the controlling interest is acquired. Any difference between the carrying value and the fair value of the previously held equity interest is recognized as a gain or loss in the income statement. Subsequent changes in the equity interest of a subsidiary while the Company retaining its controlling interests are accounted for as equity transactions.
From January 1, 2009, following the adoption of ASC810 (formerly referred to as SFAS No.160, “Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No.51.”), the Company also renamed the minority interests to non-controlling interests and reclassified it on the consolidated balance sheet from the mezzanine section between liabilities and equity to a separate line item in equity except for the redeemable securities that are subject to the guidance in ASC 268 (formerly referred to as EITF Topic D-98, “Classification and Measurement of Redeemable Securities”). The Company also expanded disclosures in the consolidated financial statements to clearly identify and distinguish the interests of the Company from the interests of the non-controlling owners of its subsidiaries. The Company has applied the presentation and disclosure requirements retrospectively for all periods presented.
(38) Reclassifications and revisions
Certain reclassifications have been made to all years presented in the consolidated financial statements to conform to the current year presentation. Such reclassifications had no effect on previously reported results of operations or stockholders’ equity.
In addition, the Company has revised the classification of i) investment income in the consolidated statement of cash flows for 2008 to include such amount as operating cash inflows, versus prior presentation as an investing cash flows and ii) net cash paid for purchase of additional shares in a subsidiary in the consolidated statement of cash flows for 2008 and 2009 to include such amounts as financing cash outflows, versus prior presentation as investing cash flows. These changes increased operating cash flows by RMB8.1 million in 2008, increased investing cash flows by RMB4.9 million and RMB23.6 million in 2008 and 2009, respectively, and decreased financing cash flows by RMB13.0 million and RMB23.6 million in 2008 and 2009, respectively.

Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2010
Recent Accounting Pronouncements [Abstract]
RECENT ACCOUNTING PRONOUNCEMENTS
5. Recent accounting pronouncements
In October 2009, the Financial Accounting Standards Board (“FASB”) issued new guidance on “revenue recognition for arrangements with multiple deliverables and certain revenue arrangements that include software elements.” By providing another alternative for determining the selling price of deliverables, the guidance for arrangements with multiple deliverables will allow companies to allocate consideration in multiple deliverable arrangements in a manner that better reflects the transaction’s economics and will often result in earlier revenue recognition. The new guidance modifies the fair value requirements of previous guidance by allowing “best estimate of selling price” in addition to vendor-specific objective evidence (“VSOE”) and other vendor objective evidence (“VOE,” now referred to as “TPE,” standing for third-party evidence) for determining the selling price of a deliverable. A vendor is now required to use its best estimate of the selling price when VSOE or TPE of the selling price cannot be determined. In addition, the residual method of allocating arrangement consideration is no longer permitted under the new guidance. The new guidance for certain revenue arrangements that include software elements removes non-software components of tangible products and certain software components of tangible products from the scope of existing software revenue guidance, resulting in the recognition of revenue similar to that for other tangible products. The new guidance is effective for fiscal years beginning on or after June 15, 2010. However, companies may adopt the guidance as early as interim periods ended September 30, 2009. The guidance may be applied either prospectively from the beginning of the fiscal year for new or materially modified arrangements or retrospectively. The Company has not early adopted the new guidance and does not expect the adoption of the new guidance to have a significant impact on its consolidated financial statements of adopting this guidance.
In December 2009, the FASB issued ASU No. 2009-17, “Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities". The amendments in this update are the result of FASB Statement No. 167 “Amendments to FASB Interpretation No. 46 (R)”, which is now codified as FASB ASC 810-10-50-2A “Consolidation — Overall — Disclosure — Variable Interest Entities” and is effective for the interim and annual periods ending after December 15, 2009. The adoption of ASU No. 2009-17 did not have a material impact on the Company’s financial position, results of operations and cash flows.
In January 2010, the FASB issued a final Accounting Standards Update (ASU) that sets forth additional requirements and guidance regarding disclosures of fair value measurements. ASU 2010-06, Improving Disclosures about Fair Value Measurements, amends the FASB Codification to require gross presentation of activity within the Level 3 fair value measurement roll forward and details of transfers in and out of Level 1 and 2 fair value measurements. It also clarifies two existing disclosure requirements of ASC 820-10, Fair Value Measurements and Disclosures — Overall, on the level of disaggregation of fair value measurements and disclosures on inputs and valuation techniques. There was a significant change in the final guidance as compared to the proposed ASU issued in August 2009. The final ASU does not require a sensitivity analysis for Level 3 measurements. The new requirements and guidance are effective for interim and annual periods beginning after December 15, 2009, except for the Level 3 roll forward which is effective for fiscal years beginning after December 15, 2010 (including interim periods within those fiscal years). The adoption of ASU 2010-06 has no material effect on the Group’s consolidated results of operations and financial condition.
In February 2010, the FASB issued ASU 2010-09, Subsequent Events — Amendments to Certain Recognition and Disclosure Requirements. The ASU amends the guidance on subsequent events in the FASB Accounting Standards Codification to address potential conflicts with current SEC guidance and other issues that were brought to the FASB’s attention through the comment letter process. As a result of the amended guidance, (1) SEC filers must still evaluate subsequent events through the issuance date of their financial statements, however, they are not required to disclose that date in their financial statements, (2) an entity that is a conduit bond obligor for conduit debt securities that are traded in a public market (i.e., over-the-counter market) must evaluate subsequent events through the date of issuance of its financial statements and must disclose that date, and (3) all other entities will continue evaluating subsequent events through the date the financial statements are available to be issued and must disclose that date in their financial statements. In addition, the scope of the disclosure requirements for reissued financial statements has been refined to apply only to “revised” financial statements. For entities, other than conduit bond obligors, the provisions of the ASU are effective upon issuance. Conduit bond obligors will be required to apply the ASU’s requirements in fiscal periods ending after June 15, 2010. The adoption of ASU 2010-09 has no material effect on the Group’s consolidated results of operations and financial condition.
In April 2010, the FASB has issued ASU 2010-13, Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades. The ASU updates the guidance in ASC 718, Compensation—Stock Compensation, to clarify that share-based payment awards with an exercise price denominated in the currency of a market in which a substantial portion of the underlying equity security trades should not be considered to meet the criteria requiring classification as a liability. The updated guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. Early adoption is permitted. We do not expect ASU 2010-13 to have any impact on the Group’s consolidated results of operations and financial condition.
On July 2010, the FASB Issued Accounting Standards Update 2010-20, Receivables (Topic 310) — Disclosures about the Credit Quality of Financial Receivables and the Allowance for Credit Losses (the ASU). In the aftermath of the global economic crisis, transparent financial reporting has become the subject of worldwide attention, with a focus on improving accounting standards in a number of areas, including financial instruments. The new ASU requires disclosure of additional information to assist financial statement users understand more clearly an entity’s credit risk exposures to finance receivables and the related allowance for credit losses. For public companies, the ASU is effective for interim and annual reporting periods ending on or after December 15, 2010 with specific items, such as the allowance rollforward and modification disclosures effective for periods beginning after December 15, 2010. Nonpublic entities are required to apply the disclosure requirements for annual reporting periods ending on or after December 15, 2011. The adoption of ASU 2010-20 has no material effect on the Group’s consolidated results of operations and financial condition.
In December 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-28, Intangibles — Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. This ASU contains the final consensus reached by the EITF meeting on November 19, 2010. The EITF consensus affects all entities that have recognized goodwill and have one or more reporting units whose carrying amount for purposes of performing Step 1 of the goodwill impairment test is zero or negative. The EITF decided to amend Step 1 of the goodwill impairment test so that for those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. For public entities, the amendments in this Update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Nonpublic entities may early adopt the amendments using the effective date for public entities. The adoption of ASU 2010-28 has no material effect on the Group’s consolidated results of operations and financial condition.
In December 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations. This ASU contains the final consensus reached by the EITF meeting on November 19, 2010. The EITF consensus addresses diversity in practice in applying pro forma revenue and earnings disclosure requirements for business combinations. The EITF concluded that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments in this Update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010, with early adoption permitted. The Company does not expect ASU 2010-29 to have any impact on the Group’s consolidated results of operations and financial condition.

Business Combinations	12 Months Ended
Dec. 31, 2010
Business Combinations [Abstract]
BUSINESS COMBINATIONS
6. BUSINESS COMBINATIONS
The Company accounts for its business combinations using the purchase method of accounting. This method requires that the acquisition cost to be allocated to the assets, including separately identifiable intangible assets, and liabilities the Company acquired based on their estimated fair values. The Company makes estimates and judgments in determining the fair value of the acquired assets and liabilities based on independent appraisal reports as well as its experience with similar assets and liabilities in similar industries. If different judgments or assumptions were used, the amounts assigned to the individual acquired assets or liabilities could be materially different.
In 2008, 2009 and 2010, the Company made a number of acquisitions of businesses directly or through its subsidiaries or VIEs with the objective of diversifying its interactive entertainment businesses as follows:
Acquisitions completed in 2010
(1) Mochi Media, Inc. (“Mochi”)
On January 15, 2010, the Group acquired all of the equity interest of Mochi, which operates a leading platform for distributing and monetizing browser-based games worldwide, through Shanda Games. Pursuant to the acquisition agreement, the total purchase consideration was US $64.3 million (equivalent to RMB438.6 million), which consisted of i) US $58.8 million (equivalent to RMB400.9 million) in cash and the issuance of 622,222 Class A ordinary shares of Shanda Games with an aggregate fair value of US $3.3 million (equivalent to RMB22.2 million) on the acquisition date for all of the outstanding shares of Mochi and ii) US $1.9 million (equivalent to RMB13.6 million) in cash and the grant of 962,963 options of Shanda Games to replace the outstanding employee options of Mochi with fair value of US $2.2 million (equivalent to RMB15.5 million) attributable to the pre-combination service period. The incremental value amounting to US $4.2 million of the total cash paid of US $1.9 million and 962,963 options issued by Shanda Games to replace the options issued by Mochi are attributable to post-combination services and should be recognized as share based compensation cost over the post-combination requisite service period.
The Group also granted 2,068,219 restricted shares of Shanda Games to the employees of Mochi on the acquisition date. The restricted shares will vest from 2 years to 4 years and are considered as awards for post combination services. As a result, the compensation expense of about US $10.8 million was recognized on a straight line basis over the vesting period.
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition and the purchase price allocation.

Total purchase price:	RMB
Cash paid by Shanda Games to acquire the outstanding shares of Mochi	400,878,989
Ordinary shares issued by Shanda Games to acquire the outstanding shares of Mochi	22,182,806
Cash paid by Shanda Games to replace options issued by Mochi	13,616,968
Options issued by Shanda Games to replace options issued by Mochi	30,629,002
Share based compensation related to post combination portion	(28,761,778)

438,545,987

	RMB	Amortization period
Cash and cash equivalents	35,097,595
Account receivables	14,181,291
Other current assets	678,176
Acquired intangible assets:
Trademark	218,441,600	20 years
Software technology	184,310,100	7 years
Non-current deferred tax liability	(161,100,680)
Goodwill allocated to Shanda Games segment	163,616,873
Property and equipment, net	1,911,256
Other non-current assets	694,902
Current liabilities	(15,167,114)
Long term liabilities	(4,118,012)

Total purchase price	438,545,987

Total goodwill of RMB163.6 million represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining game operations of the Group and Mochi and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition.
The fair value of identifiable intangible assets was measured primarily using income approach taking into consideration of the historical financial performance and estimates of future performance of Mochi’s business. The weighted average amortization periods for the identifiable intangible assets acquired are 14.1 years.
(2) Goldcool Holdings Limited (“Goldcool”)
On January 1, 2010, the Group acquired all of the equity interests of Goldcool and its subsidiaries and variable interest entities, an online game developers and operators in China, for a total consideration of RMB120 million in cash.
The allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows:

	RMB	Amortization period
Cash and cash equivalents	26,729,861
Account receivables	1,755,595
Other current assets	1,933,894
Acquired intangible assets:
Trademark	9,410,000	20 years
Completed technology	17,140,000	3~6 years
Core technology	24,420,000	6 years
Customer base	6,370,000	5 years
Purchased in-process research and development	23,870,000
Non-current deferred tax liability	(17,083,648)
Goodwill allocated to Shanda Games segment	25,077,420
Property and equipment, net	10,202,990
Other non-current assets	924,459
Current liabilities	(10,833,276)
Non-controlling interest	82,705

Total purchase price	120,000,000

Total goodwill of RMB25.1 million represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining game operations of the Group and Goldcool and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition. In accordance with ASC 805, goodwill is not amortized but is tested for impairment.
The fair value of identifiable intangible assets was measured primarily using income approach taking into consideration of the historical financial performance and estimates of future performance of Goldcool’s business. The weighted average amortization periods for the identifiable intangible assets acquired are 7.2 years. Purchased in-progress research and development of RMB23.9 million was capitalized as an indefinite-lived intangible asset subject to impairment testing until completion or abandonment.
(3) Eyedentity
On September 1, 2010, the Group acquired all of the equity interest of Eyedentity, one of the leading online game developers in Korea, for a total consideration of US $76.5 million (equivalent to RMB520.8 million) in cash, of which US $2.8 million (equivalent to RMB19.2 million) is to replace all of the stock options issued by Eyedentity on the acquisition date. The cash of US $2.8 million has been allocated between pre-combination and post-combination services with US $1.6 (equivalent to RMB10.8 million) million and US $1.2 million (equivalent to RMB8.4 million), respectively. The pre-combination component has been included as purchase consideration in the business combination and the post-combination component was recognized as share based compensation expenses on straight line basis over the remaining vesting period.
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition and the purchase price allocation.

Total purchase price:	RMB
Cash paid by Shanda Games to acquire the outstanding shares of Eyedentity	510,022,504
Cash paid by Shanda Games to replace options issued by Eyedentity	19,176,393
Share based compensation related to post combination portion	(8,399,397)

520,799,500

	RMB	Amortization period
Cash and cash equivalents	25,600,071
Account receivables	36,443,251
Other current assets	468,345
Acquired intangible assets:
Completed technology	270,376,850	6 years
Core technology	85,812,300	10 years
Non-compete agreement	13,621,000	3 years
Purchased in-process research and development	89,217,550
Non-current deferred tax liability	(102,692,836)
Goodwill allocated to Shanda Games segment	123,425,354
Property and equipment, net	5,990,437
Other non-current assets	12,849,831
Current liabilities	(40,312,653)

Total purchase price	520,799,500

Total goodwill of RMB123.4 million represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining game operations of the Group and Eyedentity and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition.
The fair value of identifiable intangible assets was measured primarily using income approach taking into consideration of the historical financial performance and estimates of future performance of Eyedentity’s business. The weighted average amortization periods for the identifiable intangible assets acquired are 6.7 years.
(4) Ku6 Holding Limited (“Ku6 Holding”)
On January 18, 2010, the Group completed the acquisition of Ku6 Holding and its subsidiaries and VIEs, a leading online video portal in China, through Ku6 by issuing an aggregate of 723,684,204 ordinary shares of Ku6, of which 44,438,100 will replace the options issued by Ku6 Holding and immediately vest without substantive future service requirement. After the completion of this acquisition, the Group owned 100% of equity interests of Ku6 Holding and its subsidiaries and VIEs. The total fair value of the shares issued by Ku6 approximates US $28.9 million (equivalent to RMB197.1 million) based on the share price on the closing date and the difference amounting to US $1.3 million (equivalent to RMB8.8 million) between the fair value of the 44,438,100 shares issued and the fair value of options issued by Ku6 Holding at acquisition date attributable to the pre-combination portion was recorded as share based compensation expense in the consolidated statement of operations and other comprehensive loss. Since the Group has unilateral control of Ku6 Holding, the Group started to consolidate the financial statements of Ku6 Holding from February 1, 2010.
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition and the purchase price allocation.

Total purchase price:	RMB
Ordinary shares issued by Hurray Holding to acquired all of the outstanding shares of Ku6 Holding	185,018,771
Ordinary shares issued by Hurray Holding to replace the options issued by Ku6 Holding	12,104,424
Share based compensation related to post combination portion	(8,770,813)

188,352,382

	RMB	Amortization period
Cash and cash equivalents	2,251,083
Account receivables	22,286,107
Other current assets	5,542,286
Acquired intangible assets:
Trademark	170,000,000	20 years
Software technology	15,000,000	7 years
Customer base	10,000,000	5 years
Non-current deferred tax liability	(32,946,429)
Goodwill allocated to Ku6 segment	42,549,736
Property and equipment, net	24,935,478
Other non-current assets	6,400,000
Current liabilities	(77,665,880)

Total purchase price	188,352,382

Goodwill primarily represents the expected synergies from combining operations of the Company and Ku6 Holding, which are complementary to each other, and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition. Such goodwill is not deductible for tax purposes. The fair value of intangible assets was measured primarily by income approach taking into consideration the historical financial performance and estimates of future performance of Ku6 Holding’s business.
The fair value of intangible assets was measured primarily using income approach taking into consideration of the historical financial performance and estimates of future performance of Ku6 Holding’s business. The weighted average amortization periods for the intangible assets acquired are 18.2 years.
Ku6 Holding is subject to claims and litigations, which may arise in the normal course of business. As of and subsequent to the acquisition date on January 18, 2010, Ku6 Holding was involved in a number of cases in various courts and arbitrations. These cases are substantially related to alleged copyright infringement arising before the acquisition. Accordingly liabilities from contingencies assumed of RMB11.1 million in relation to those cases have been recognized in the current liabilities upon acquisition. The compensation amount was based on judgments handed down by the court and out-of-court settlements or management’s best estimation based on the historical actual compensation amount in recent years and the advice from PRC counsel. There are no accruals for any additional losses related to unasserted claims as there was no manifestation of claims and the amount cannot be reasonably estimated.
(5) Tianjin Rongshuxia Information Co., Ltd. (“Rongshuxia”)
In January 2010, the Group completed the acquisition of a 51% equity interest in the online literature business of Shanghai Rongshuxia Co., Ltd., through a newly established subsidiary, Rongshuxia.
The Group paid an advance of RMB6,900,000 in Rongshuxia in 2009 as capital injection into Rongshuxia. Such payment was recorded as advance payment for the acquisition as of December 31, 2009 since this transaction had not closed as of that date. The selling shareholders also injected RMB500,000 upon incorporation of Rongshuxia in 2010. After incorporation, Rongshuxia purchased the business of Shanghai Rongshuxia Co., Ltd. for RMB2,400,000, which was paid in 2010. The amount of RMB2,400,000 is included in the current liabilities at the acquisition date below. As the Group had paid the investment amount in 2009, upon the completion of the acquisition in 2010, the net cash acquired upon the acquisition of Rongshuxia in 2010 is RMB5,003,858, which is equal to the cash and cash equivalents balance of Rongshuxia of RMB7,403,858 at the acquisition date less the RMB2,400,000 that was paid in 2010 to the selling shareholders.
The allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows:

	RMB	Amortization Period
Cash and cash equivalents	7,403,858
Acquired identifiable intangible assets:
Brand name	2,500,000	20 years
User List	700,000	5 years
Goodwill allocated to literature segment	3,631,435
Current liabilities	(2,400,000)
Non-current deferred tax liabilities	(200,000)
Non-controlling interests at fair value	(4,735,294)

Total consideration transferred to Rongshuxia	6,900,000

Total goodwill represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining the online literature business of the Group and Rongshuxia and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition.
The fair value of intangible assets was measured primarily using income approach taking into consideration the historical financial performance and estimates of future performance of Rongshuxia’s business. The weighted average amortization periods for the intangible assets acquired are 16.72 years.
The fair value of non-controlling interests has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate with regards to the non-controlling discount in recent share transactions made at arms length close to the acquisition date, taking into consideration other factors, as appropriate.
The acquisition agreement also provides that if the initial public offering of Hongwen or its related parties (collectively, the “Listco”) occurs at anytime, Hongwen will swap the shares of Listco with the shares of the non-controlling interest in Rongshuxia. The terms of the swap will be discussed separately at the time of the swap. The Company does not account for such share swap until a separate agreement is signed that clearly states the terms and basis of the share swap between the non-controlling shareholders and the Company.
(6) Tianjin Zhongzhi Bowen Book Co., Ltd. (“Zhongzhi Bowen”)
In April 2010, the Group acquired a 51% equity interest in the offline literature business of Beijing Zhongzhi Bowen Book Co., Ltd. through a newly established subsidiary, Zhongzhi Bowen.
The Group and the selling shareholders injected RMB70,100,000 and RMB4,900,000 respectively into Zhongzhi Bowen upon the incorporation of Zhongzhi Bowen. Out of the RMB70,100,000 paid by the Group, RMB20,000,000 was treated as the post combination compensation expense as discussed below. After incorporation, Zhongzhi Bowen purchased the business of Beijing Zhongzhi Bowen Book Co., Ltd. for RMB45,000,000, which was paid in 2010. The amount of RMB45,000,000 is included in the current liabilities at the acquisition date below. As a result, the net cash paid for the acquisition of Zhongzhi Bowen is RMB25,025,833, which is equal to the total consideration and capitalization of RMB50,100,000 injected in Zhongzhi Bowen and RMB45,000,000 paid for the acquired business net of the cash and cash equivalents balance of RMB70,074,167 of Zhongzhi Bowen at the acquisition date.
According to the agreement, certain selling shareholders of Beijing Zhongzhi Bowen Book Co., Ltd. were required to continue as employees of Zhongzhi Bowen for 5 years from the acquisition date. If the selling shareholders terminate the employment within 5 years, they have to pay back RMB20,000,000 to the Group for the respective payments they received. As a result, the payment of RMB20,000,000 was recorded in other long-term assets as compensation for post combination services and will be charged into the expenses over the 5 years. Total compensation charge was RMB3 million for the year ended December 31, 2010. The transaction results in a bargain purchase as the consideration of RMB20,000,000 is subject to future employment and is considered as compensation expense.
The allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows:

	RMB	Amortization Period
Cash and cash equivalents	70,074,167
Accounts receivable	1,459,055
Inventories	18,221,795
Other current assets	5,610,605
Acquired intangible assets:
Bookstore relationship	47,800,000	9.8 years
Copyright	16,200,000	9.8 years
Gain on bargain purchase	(6,500,443)
Property and equipment, net	76,464
Deferred tax assets	2,120,700
Current liabilities	(45,000,000)
Non-current deferred tax liabilities	(11,854,500)
Non-controlling interests at fair value	(48,107,843)

Total consideration transferred to Zhongzhi Bowen	50,100,000

The fair value of intangible assets was measured primarily using income approach taking into consideration the historical financial performance and estimates of future performance of Zhongzhi Bowen’s business. The weighted average amortization periods for the intangible assets acquired are 9.8 years.
The fair value of non-controlling interests has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate with regards to the non-controlling discount in recent share transactions made at arms length close to the acquisition date, taking into consideration other factors, as appropriate.
The gain on bargain purchase of RMB6,500,443 was recognized in the statement of operations and comprehensive loss in 2010.
The acquisition agreement also provides that if the initial public offering of Hongwen or its related parties (collectively, the “Listco”) occurs at anytime, Hongwen will swap the shares of Listco with the shares of the non-controlling interest in Zhongzhi Bowen. The terms of the swap will be discussed separately at the time of the swap. The Company does not account for such share swap until a separate agreement is signed that clearly states the terms and basis of the share swap between the non-controlling shareholders and the Company.
(7) Tianjin Shengda Tianfang Tingshu Information Technology Co., Ltd.(“Tianfang Tingshu”)
In July 2010, the Group completed the acquisition of a 60% equity interest in the online literature business of Beijing Tianfang Jinma Technology Development Co., Ltd., through a newly established subsidiary, Tianfang Tingshu.
The Group injected RMB4,200,000 upon incorporation of Tianfang Tingshu and also paid RMB3,300,000 directly to the selling shareholders. After incorporation, Tianfang Tingshu purchased the business of Beijing Tianfang Jinma Technology Development Co., Ltd. for RMB2,700,000, which was paid in 2010. The amount of RMB2,700,000 is included in the current liabilities at the acquisition date below. As a result, the net cash paid upon the acquisition of Tianfang Tingshu is RMB6,000,000, which is equal to the total amount paid by the Group of RMB3,300,000 to the selling shareholders and RMB2,700,000 paid to selling shareholders for the acquired business.
Per the terms of the acquisition agreement, if Tianfang Tingshu goes into losses within 3 years of the acquisition, the Group has the right to sell its interests to the non-controlling shareholders based on a pre-determined formula. This right represents a put option held by the Group and is measured and recorded at fair value on the acquisition date separately from the acquisition consideration. The put option is an option on an equity instrument, and does not meet the definition of a derivative as it does not require or permit net settlement. In addition, there is no market mechanism to settle the put option outside the contract. Accordingly, in the absence of any specific guidance for non derivative put option, the put option will be carried at cost until settlement.
The non-controlling shareholders have a right to require the Group to purchase the outstanding 40% non-controlling interests held by them after the completion of the acquisition if the Company or its related parties fail to complete an initial public offer within 3 years of the acquisition agreement or there is disagreement between the parties, at a price based on a pre-determined formula. Therefore from the date of consolidation the non-controlling interests are presented as redeemable non-controlling interests on the balance sheet and such amount will be accreted to the redemption value as the redemption is considered probable. As the initial public offering cannot be anticipated or considered probable until it happens, the redemption of non-controlling interests is considered probable and the changes in the redemption value will be recognized immediately in the income (loss) attributable to redeemable non-controlling interest and adjust the carrying amount to the redemption value at the end of each reporting period. As the redemption value of the redeemable non-controlling interests at December 31, 2010 is less than the carrying amount, no accretion was recognized during the year 2010.
The allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows:

RMB
Total consideration transferred to Tianfang Tingshu and selling shareholders:
Consideration transferred to Tiangfang Tingshu and Selling shareholders	7,500,000
Fair value of the put option	(100,000)

7,400,000

	RMB	Amortization Period
Cash and cash equivalents	4,200,000
Other current assets	1,700,000
Acquired intangible assets:
Brand name	4,800,000	19.58 years
User list	1,000,000	5 years
Goodwill allocated to literature segment	446,429
Deferred tax assets	2,075,000
Non-current deferred tax liabilities	(1,450,000)
Fair value of redeemable non-controlling interests	(3,671,429)

Total consideration transferred to Tianfang Tingshu and selling shareholders	7,400,000

Total goodwill represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining the online literature business of the Group and Tianfang Tingshu and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition.
The fair value of intangible assets was measured primarily using income approach taking into consideration of the historical financial performance and estimates of future performance of Tianfang Tingshu’s business. The weighted average amortization periods for the intangible assets acquired are 17.07 years.
The fair value of redeemable non-controlling interests has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate with regards to the non-controlling discount in recent share transactions made at arms length close to the acquisition date, taking into consideration other factors, as appropriate. The fair value of the embedded put option was RMB100,000.
The acquisition agreement also provides that if the initial public offering of Hongwen or the Listco occurs at anytime, Hongwen will swap the shares of Listco with the shares of the non-controlling interest in Tianfang Tingshu. The terms of the swap will be discussed separately at the time of the swap. The Company does not account for such share swap until a separate agreement is signed that clearly states the terms and basis of the share swap between the non-controlling shareholders and the Company.
(8) Acquisition of Xiaoxiang Shuyuan (Tianjin) Culture Development Co., Ltd. (“Xiaoxiang Shuyuan”)
In June 2010, the Group completed the acquisition of a 70% equity interest in Suzhou Jingwei Network Technology Co., Ltd. for a consideration of RMB 19,825,000 in cash. Further, the Group and the selling shareholders also agreed to establish a new company of Xiaoxiang Shuyuan with similar shareholding interests. Suzhou Jingwei Network Technology Co., Ltd. transferred its business to Xiaoxiang Shuyuan for no consideration.
The Group paid RMB19,825,000 to the selling shareholders and paid RMB6,800,000 to establish Xiaoxiang Shuyuan. Out of this total payment of RMB26,625,000, RMB16,000,000 was treated as the post combination compensation expense as discussed below. As a result, the net cash paid upon the acquisition of Xiaoxiang Shuyuan is RMB3,556,361 which is equal to the difference between the purchase consideration of RMB10,625,000 and the cash and cash equivalents balance of RMB7,068,639 of Xiaoxiang Shuyuan at the acquisition date.
According to the agreement, certain selling shareholders of Suzhou Jingwei Network Technology Co., Ltd. are required to continue as employees of Xiaoxiang Shuyuan for 3 years from the acquisition date. If the selling shareholders terminate the employment within 3 years, they have to pay back of RMB16,000,000 to the Group certain penalty which links to the acquisition payment made by the Group. As a result, the payment of RMB16,000,000 was recorded in other long-term assets as compensation for post-combination services and will be charged into the expenses over the 3 years. Total compensation charge was RMB3.1 million for the year ended December 31, 2010.

	RMB	Amortization Period
Cash and cash equivalents	7,068,639
Other current assets	947,621
Acquired intangible assets:
Brand name	6,700,000	19.6 years
Writer contracts	5,200,000	5.6 years
Telecom relationship	100,000	9.6 years
User list	900,000	5.0 years
Goodwill allocated to literature segment	1,036,515
Property and equipment, net	47,735
Non-current deferred tax liabilities	(3,225,000)
Non-controlling interests at fair value	(8,150,510)

Total consideration transferred to Xiaoxiang Shuyuan and selling shareholders	10,625,000

Total goodwill represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining the online literature business of the Group and Xiaoxiang Shuyuan and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition.
The fair value of intangible assets was measured primarily using income approach taking into consideration of the historical financial performance and estimates of future performance of Xiaoxiang Shuyuan’s business. The weighted average amortization periods for the intangible assets acquired are 12.86 years.
The fair value of non-controlling interests has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate with regards to the non-controlling discount in recent share transactions made at arms length close to the acquisition date, taking into consideration other factors, as appropriate.
The acquisition agreement also provides that if the initial public offering of Hongwen or the Listco occurs at anytime, Hongwen will swap the shares or option to acquire shares of Listco with the shares of the non-controlling interests in Xiaoxiang Shuyuan. The terms of the swap will be discussed separately at the time of the swap. The Company does not account for such share swap until a separate agreement is signed that clearly states the terms and basis of the share swap between the non-controlling shareholders and the Company.
(9) Acquisition of Tianjin Yueduwang Technology Co., Ltd. (“Cuilong”)
In November 2010, the Group completed the acquisition of a 53.5% equity interest in the online literature business of Shanghai Cuilong Culture Communication Co., Ltd.. Further, the Group and the selling shareholders also agreed to establish a new company of Cuilong with similar shareholding interests. Shanghai Cuilong Culture Communication Co., Ltd. transferred some of its assets to Cuilong for no consideration.
The Group paid RMB4,000,000 to the selling shareholders, which was used by the selling shareholders to establish Cuilong, and RMB 3,500,000 was payable to selling shareholders as of December 31, 2010 (Note 20). In addition, the Group has to inject RMB5,340,000 into Cuilong, which has not been completed as of December 31, 2010 and this amount was eliminated upon consolidation. Out of the total paid and payable amount of RMB12,840,000, RMB3,740,000 was treated as the post combination compensation expense as discussed below. As a result, the net cash received upon the acquisition of Cuilong is RMB3,780,131, which is equal to the cash payment of RMB4,000,000 netting off the compensation of RMB3,740,000 and cash and cash equivalents balance RMB4,040,131 of Cuilong at the acquisition date.
According to the agreements, there are further contingent payments to the selling shareholders based on Cuilong’s operating performance. The contingent payments will be paid in cash if Cuilong exceeds the performance target. If not, the selling holders are obligated to transfer certain Cuilong’s shares or make cash payments to the Company. Such contingent consideration receivable is at the acquisition date based on the fair value of RMB5.7 million as based on the operating history of Cuilong, it is probable that Cuilong will miss the performance target. The contingent consideration receivable is classified within Level 3 of fair value hierarchy and measured on a recurring basis (Note 19). The contingent consideration will be settled by October 2012. The contingent consideration in this acquisition is re-measured to fair value at each reporting date until the contingency is resolved and the changes in fair value are recognized in earnings. As of December 31, 2010, the fair value of the contingent consideration did not change from that at the acquisition date as the actual performance of Cuilong was behind the target as of December 31, 2010.
According to the agreement, certain selling shareholders of Shanghai Cuilong Culture Communication Co., Ltd. are required to continue as the employees of Cuilong for 3 years. If the selling shareholders terminate the employment within 3 years, they have to pay back RMB3,740,000 to the Group certain penalty which links to the acquisition payment made by the Group. As a result, the payment of RMB3,740,000 was recorded in other long-term assets as compensation for post-combination services and will be charged into expenses over 3 years. Total compensation charge was RMB0.2 million for the year ended December 31, 2010. The transaction results in a bargain purchase as the consideration of RMB3,740,000 is subject to future employment and is considered as compensation expense.
The allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows:

RMB
Total consideration transferred to Cuilong and selling shareholders:
Consideration transferred to Cuilong and selling shareholders	9,100,000
Contingent consideration receivable	(5,678,571)

3,421,429

	RMB	Amortization Period
Cash and cash equivalents	4,040,131
Accounts receivable	143,911
Other current assets	5,450,111
Acquired intangible assets:
Brand name	3,700,000	19.2 years
User list	400,000	5 years
Gain on bargain purchase	(897,102)
Property and equipment, net	208,806
Current liabilities	(627,999)
Non-current deferred tax liabilities	(1,025,000)
Non-controlling interests at fair value	(7,971,429)

Total consideration transferred to Cuilong and selling shareholders	3,421,429

The fair value of intangible assets was measured primarily using income approach taking into consideration the historical financial performance and estimates of future performance of Cuilong’s business. The weighted average amortization periods for the intangible assets acquired are 17.81 years.
The fair value of non-controlling interests has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate with regards to the non-controlling discount in recent share transactions made at arms length close to the acquisition date, taking into consideration other factors, as appropriate.
The gain on bargain purchase of RMB897,102 was recognized in the statement of operations and comprehensive loss in 2010.
(10) Acquisition of Beijing Wangwen Xinyue Technology Co., Ltd. (“Wangwen Xinyue”)
In May 2010, the Group completed the acquisition of a 55% equity interest in the online literature business of Beijing Yuedu Internet Technology Co., Ltd., through a newly established subsidiary, Wangwen Xinyue.
The Group paid RMB23,500,000 to the selling shareholders and injected RMB4,000,000 to Wangwen Xinyue. After incorporation, Wangwen Xinyue purchased the business of Beijing Yuedu Internet Technology Co., Ltd. for RMB1,000,000, which was paid subsequent to the acquisition in 2010. The net cash paid relating to the acquisition of Wangwen Xinyue is RMB22,109,766, which is equal to the total consideration of RMB27,500,000 and RMB1,000,000 paid for the acquired business netting off the cash and cash equivalents balance of RMB6,390,234 of Wangwen Xinyue at the acquisition date.
According to the agreements, there are further contingent payments based on Wangwen Xinyue’s operating performance. The contingent payments will be paid in cash if Wangwen Xinyue exceeds the performance target. If not, the selling shareholders are obligated to transfer certain Wangwen Xinyue’s shares to the Company. Such contingent payments are recorded as contingent consideration based on the fair value of zero, which is classified within Level 3 of fair value hierarchy and measured on a recurring basis. The contingent consideration has been settled by March 31, 2011. The contingent consideration in this acquisition is re-measured to fair value at each reporting date until the contingency is resolved and the changes in fair value are recognized in earnings. As of the acquisition date and December 31, 2010, the fair value of the contingent consideration is not material.
The non-controlling shareholders have a right to require the Group to purchase the outstanding non-controlling interests held by them after the completion of the acquisition if the Company or its related parties fail to complete an initial public offer by December 31, 2011 at a price based on a pre-determined formula. Therefore from the date of consolidation the non-controlling interests are presented as redeemable non-controlling interests on the balance sheet and such amount will be accreted to the redemption value as the redemption is considered probable. As the initial public offering cannot be anticipated or considered probable until it happens, the redemption of non-controlling interests is considered probable and the changes in the redemption value will be recognized immediately in the income (loss) attributable to redeemable non-controlling interest and adjust the carrying amount to the redemption value at the end of each reporting period. As the redemption value of the non-controlling interests at December 31, 2010 is less than the carrying amount, no accretion was recognized during the year 2010.
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition.

RMB
Total consideration transferred to Wangwen Xinyue and selling shareholders:
Consideration transferred to Wangwen Xinyue and selling shareholders	27,500,000
Contingent Consideration	—

27,500,000

	RMB	Amortization Period
Cash and cash equivalents	6,390,234
Accounts receivable	2,043,235
Other current assets	238,039
Acquired intangible assets:
Brand name	10,100,000	19.7 years
Writer contracts	10,000,000	5.7 years
Copyright	500,000	5.7 years
Telecom relationship	2,200,000	9.7 years
User list	400,000	5 years
Goodwill allocated to literature segment	25,571,731
Property and equipment, net	214,300
Current liabilities	(3,415,981)
Non-current deferred tax liabilities	(5,600,000)
Fair value of redeemable non-controlling interests	(21,141,558)

Total consideration transferred to Wangwen Xinyue and selling shareholders	27,500,000

Total goodwill represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purpose. Goodwill primarily represents the expected synergies from combining the online literature business of the Group and Wangwen Xinyue and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition.
The fair value of intangible assets was measured primarily using income approach taking into consideration of the historical financial performance and estimates of future performance of Wangwen Xinyue’s business. The weighted average amortization periods for the intangible assets acquired are 12.16 years.
The fair value of redeemable non-controlling interests has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate with regards to the non-controlling discount in recent share transactions made at arms length close to the acquisition date, taking into consideration other factors, as appropriate. The fair value of the embedded put option was RMB3,200,000.
The acquisition agreement also provides that if the initial public offering of Hongwen or the Listco occurs at anytime, Hongwen will swap the shares of Listco with the shares of the non-controlling interest in Wangwen Xinyue. The terms of the swap will be discussed separately at the time of the swap. The Company does not account for such share swap until a separate agreement is signed that clearly states the terms and basis of the share swap between the non-controlling shareholders and the Company.
(11) Acquisition of Sun Shine Holdings (BVI) Limited (“Sun Shine”)
In December 2010, the Group completed the acquisition of an 80% equity interest in the video copyright distribution business of Sun Shine Holdings (BVI) Limited and its subsidiary for a total consideration of RMB73.1 million in cash.
The provisional allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows:

	RMB	Amortization period
Cash and cash equivalents	8,189,230
Account receivables	35,869,448
Other current assets	90,164,704
Intangible assets	127,779,474	1~3 years
Goodwill to allocated to other segment	41,245,372
Property and equipment, net	1,596,482
Other non-current assets	1,583,281
Current liabilities	(182,701,318)
Long term liabilities	(36,000,000)
Non-controlling interest	(14,621,112)

Total purchase price	73,105,561

Total goodwill of RMB41.2 million represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purpose. Goodwill primarily represents the expected synergies from combining the online video operations of the Group and Sun Shine and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition. In accordance with ASC 805, goodwill is not amortized but is tested for impairment.
The fair value of non-controlling interests has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate with regards to the non-controlling discount in recent share transactions made at arms length close to the acquisition date, taking into consideration other factors, as appropriate.
The acquisition agreement also provides that if the initial public offering of Sun Shine does not occur within 3 years, the Group will negotiate with the selling shareholders to swap the shares of Ku6 with the shares of the non-controlling interest in Sun Shine. The terms of the swap will be discussed separately at the time of the swap. The Group does not account for such share swap until a separate agreement is signed that clearly states the terms and basis of the share swap between the non-controlling shareholders and the Group.
(12) Other acquisitions
In April 2010, the Group acquired 52.5% of the equity interest in an online table game company in China for a total consideration of RMB13 million in cash, of which RMB0.6 million was prepaid in 2009. Total identifiable intangible assets acquired of approximately RMB18.6 million mainly represent trademark and customer base.
In April 2010, the Group acquired 100% of the equity interest in a maternity service company for a total consideration of RMB15.3 million in cash. Total goodwill arising from this acquisition was approximately RMB39.4 million. No identifiable intangible asset was recognized due to immaterial.
In May 2010, the Group acquired 100% of the equity interest in a wireless value added service company for a total consideration of RMB2.7 million. Total goodwill arising from this acquisition was approximately RMB2.2 million. No identifiable intangible asset was recognized due to immaterial.
In July 2010, the Group acquired 100% of the equity interest of a global micropayment solution provider, which mainly provides the service in South East Asia. Pursuant to the acquisition agreement, the total purchase consideration was RMB17 million (equivalent to US $2.5 million) in cash. Total identifiable intangible assets acquired of approximately RMB13.7 million mainly represent trademark and billing platform and total goodwill arising from this acquisition was approximately RMB4.7 million.
In September 2009, the Group acquired 45% of the equity interest in a browser-based online game company in China for a total consideration of RMB2 million in cash. In October 2010, the Group acquired an additional 6% equity interest in this company from its non-controlling shareholder for a consideration of RMB0.8 million in cash. The Group recognized RMB4.7 million gain on previously held equity interest upon the control is obtained. Total identifiable intangible assets acquired of approximately RMB17.3 million mainly represent the website platform.
In November 2010, the Group acquired 100% of the equity interest of a software development and service company for a total consideration of RMB18 million in cash. Total identifiable intangible assets acquired of approximately RMB22.7 million mainly represent completed technology.
In December 2010, the Group acquired 80% of the equity interest of a company engaged in rendering management software to internet cafe for a total consideration of RMB3 million, of which RMB2 million are cash and RMB1 million are other assets. Total identifiable intangible assets acquired of approximately RMB2.4 million mainly represent non-compete agreements.
In December 2010, the Group acquired 80% of the equity interest of a software company for a total consideration of RMB6.7 million in cash. Total identifiable intangible assets acquired of approximately RMB5.4 million mainly represent core technology.
The following table summarizes the allocation of the purchase price for all of the above eight acquisitions:

RMB
Cash and cash equivalents	15,058,738
Account receivables	3,650,161
Other current assets	17,339,028
Acquired intangible assets	80,006,725
Goodwill	46,331,994
Property and equipment, net	19,028,439
Other non-current assets	1,645,165
Current liabilities	(36,223,786)
Long term liabilities	(26,224,072)
Non-current deferred tax liabilities	(18,839,810)
Non-controlling interest	(19,279,410)

Total purchase price	82,493,172

Total goodwill represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining the relating businesses of the Group and these acquired businesses and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition.
The fair value of intangible assets was measured primarily using income approach taking into consideration of the historical financial performance and estimates of future performance of the acquired businesses. The weighted average amortization periods for the intangible assets acquired are 6.4 years.
The fair value of non-controlling interests has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate with regards to the non-controlling discount in recent share transactions made at arms length close to the acquisition date, taking into consideration other factors, as appropriate.
Unaudited Pro-forma information on 2010 acquisitions
The financial results of each of the businesses acquired in 2010 have been included in the consolidated statements of operations and comprehensive loss since the respective acquisition dates. The amount of revenues and net loss of these businesses included in the consolidated statements of operations and comprehensive loss for 2010 were RMB473.7 million and RMB273.4 million, respectively.
The following unaudited pro forma consolidated financial information reflects the results of operations for the years ended December 31, 2009 and 2010, as if the respective acquisitions had occurred on January 1, 2009 and 2010, and after giving effect to purchase accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisitions actually took place on the beginning of the periods presented, and may not be indicative of future operating results.

	December 31,	December 31,
	2009	2010
	RMB	RMB

Net revenues	5,449,189,288	5,666,776,735
Net income attributable Shanda Interactive Entertainment Limited	1,467,309,933	567,920,009
The pro forma net income for 2009 and 2010 includes RMB85.3 million and RMB53.8 million for the amortization of identifiable intangible assets and RMB22.6 million and RMB5.2 million amortization of deferred tax liability using the actual effective income tax rate of the respective acquired businesses in 2009 and 2010 as well as considering the impact of net loss attributable to non-controlling and redeemable non-controlling interests.
Acquisitions completed in 2009
(1) Ku6 (formerly known as Hurray! Holding Co., Limited before August 17, 2010)
In July 2009, the Group acquired, by means of a tender offer, 1,155,045,300 ordinary shares of Ku6, a NASDAQ listed company engaged in artist development, music production and wireless music distribution and other wireless value-added services in China, at a purchase price of US $0.04 per share for a total consideration in cash of approximately US $46.2 million (equivalent to RMB315.6 million). As a result, the Group held 52.6% equity interests in Ku6 and became the majority shareholder of Ku6. Since Shanda has unilateral control of Ku6, the Company started to consolidate Ku6’s financial statements since then. The Company believed the acquisition of Ku6 was an integral piece of the Company’s strategy to diversify its interactive entertainment content.
The allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows:

RMB
Cash and cash equivalents	331,222,000
Short-term investments	68,299,000
Other current assets	62,928,000
Identifiable intangible assets	161,149,000
Goodwill	25,935,000
Other non-current assets	12,529,000
Current liabilities	(71,289,000)
Other non-current liabilities	(2,020,000)
Non-controlling interests at fair value	(273,111,000)

Purchase price	315,642,000

Total identifiable intangible assets acquired upon consolidation, mainly include relationship with Telecom Operators of RMB149.6 million and trademark of RMB11.6 million, which have estimated useful lives of 10 years and 20 years, respectively. Total goodwill of RMB25.9 million primarily represents the expected synergies from combining operations of the Company and Ku6, which are complementary in a way to each other, and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition. In accordance with ASC 350, goodwill is not amortized but is tested for impairment and is not deductible for tax purpose.
The fair value of non-controlling interest in Ku6 has been determined mainly based on the number of shares held by non-controlling shareholders and the prices in recent share transactions made at open market close to the acquisition date, taking into consideration other factors, as appropriate.
In September 2009, the Company further acquired a 3.6% equity interest in Ku6, for a consideration of US $3.1 million (equivalent to RMB21.3 million) and increased its total equity interest in Ku6 from 52.6% to 56.2%. The excess portion amounting to RMB2.6 million of the cash paid over the adjustment to the carrying amount of non-controlling interests of RMB18.7 million was recognized as a decrease in additional paid in capital attributable to the Company. (Note 23)
(2) Suzhou Jinyou Digital Technology Co., Ltd.
In December 2009, the Group acquired a 70% equity interest of Suzhou Jinyou Digital Technology Co., Ltd. (“Jinyou”), a developer and operator of online chess game and board games in China for a total consideration of RMB70,000,000 in cash.
The allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows:

RMB
Cash and cash equivalents	2,354,000
Other assets	3,745,000
Identifiable intangible assets	118,021,000
Deferred tax liabilities	(29,505,000)
Total liabilities	(615,000)
Non-controlling interests at fair value	(24,000,000)

Purchase price	70,000,000

Total identifiable intangible assets acquired upon consolidation, mainly including partnership agreements of RMB88.9 million and core technology of RMB29.1 million, both have estimated useful lives of 4 years.
The fair value of non-controlling interest has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate taking into consideration other factors, as appropriate.
(3) Chengdu Simo
In July 2009, the Group acquired a 100% equity interest of Chengdu Simo Technology Co., Ltd. (“Chengdu Simo”), a developer and operator of MMORPGS in China. Pursuant to the acquisition agreement, the total purchase consideration was RMB148.8 million in cash, of which RMB48.8 million is still outstanding as of December 31, 2010 and will be paid when a game named “Qi Xia Tian Xia” achieve certain milestone by Chengdu Simo.
The purchase price of Chengdu Simo was allocated as follows:

RMB
Cash	6,374,000
Other assets	26,885,000
Identifiable intangible assets	104,300,000
Purchased in-progress research and development	6,000,000
Deferred tax liabilities	(11,723,000)
Goodwill	53,532,000
Current liabilities	(36,568,000)

Purchase price	148,800,000

Total identifiable intangible assets acquired upon consolidation mainly include software technology of RMB83.3 million and non-compete agreement of RMB21.0 million, and their estimated useful lives are 3.0 to 7.5 years and 5 years, respectively. Purchased in-progress research and development of RMB6 million were capitalized as an indefinite-lived intangible asset subject to impairment testing until completion or abandonment. Total goodwill of RMB53.5 million represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining game operations of the Company and Chengdu Simo and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition. In accordance with ASC 350, goodwill is not amortized but is tested for impairment and is not deductible for tax purpose.
(4) Tianjing Huawen Tianxia Book Co., Ltd. (“Huawen Tianxia”)
In July 2009, the Group completed the acquisition of 51% of equity interest in the offline literature business of Tianjing Huawen Tianxia Book Co., Ltd., through a newly established subsidiary, Huawen Tianxia.
The Group and the selling shareholders injected RMB40,000,000 and RMB5,000,000 upon incorporation of Huawen Tianxia, respectively. After incorporation, Huawen Tianxia purchased the business of Tianjing Huawen Tianxia Book Co., Ltd. for RMB22,500,000, of which RMB21,853,374 was paid in 2009 and RMB646,626 was paid in 2010. The amount of RMB22,500,000 is included in the current liabilities at the acquisition date below.
In 2010, the Company finalized the appraisal of the identifiable intangible assets and finalized the purchased price allocation. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition including the impact of the measurement period adjustment.

RMB
Cash and cash equivalents	45,000,500
Inventory	9,918,895
Other assets	4,368,858
Identifiable intangible assets	22,700,000
Goodwill allocated to literature segment	11,363,231
Property and equipment, net	295,246
Deferred tax assets	1,979,250
Current liabilities	(22,500,000)
Non-current deferred tax liabilities	(5,675,000)
Non-controlling interests at fair value	(27,450,980)

Total consideration transferred to Huawen Tianxia	40,000,000

Total identifiable intangible assets acquired mainly include bookstore relationship of RMB13.3 million and copyright of RMB9.4 million, which have an estimated useful life of 6.5 years and 9.5 years, respectively. Total goodwill represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purpose. Goodwill primarily represents the expected synergies from combining the offline literature business of the Group and Huawen Tianxia and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition. In accordance with ASC 350, goodwill is not amortized but is tested for impairment and is not deductible for tax purpose.
The fair value of non-controlling interests has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate with regards to the non-controlling discount in recent share transactions made at arms length close to the acquisition date, taking into consideration other factors, as appropriate.
(5) Other acquisitions in 2009
In December 2008, the Group acquired 20% of equity interest in Shanghai Caiqu Networking Technology Co., Ltd. (“Caiqu”), a web-game community operator in China for a total consideration of RMB4,000,000 in cash (Note 14). To further enhance the Company’s strategy of diversifying its entertainment content offering, the Group acquired the remaining 80% equity interest in Caiqu for a consideration of RMB15,000,000 in cash in November 2009. As Caiqu did not have significant operations in 2009, the Group believes the difference between fair value and carrying amount of the previously held equity investment is not material and no gain or loss was recognized. Total identifiable intangible assets acquired of approximately RMB14,942,000 mainly represents the software technology, which have an estimated useful life of 5 years.
In 2009 the Group also acquired 63.4%, 100% and 100% of the equity interests in three tourism companies, respectively, which own several famous tourists attractions in Zhejiang province. Total consideration for these acquisitions was RMB3,170,000, RMB8,000,000 and RMB12,425,000, respectively, among which RMB3,170,000 and RMB8,000,000 was prepaid in 2008. Following the acquisition of 63.4% of equity interest in one of the three tourism companies, the Group acquired all of the remaining 36.6% equity interest in that company from its non-controlling shareholders for a consideration of RMB2,287,500 in cash in July 2009. The excess portion of approximately RMB2.0 million of the cash paid over the adjustment to the carrying amount of non-controlling interests of RMB0.3 million was recognized as a decrease in additional paid in capital attributable to the Company. Total identifiable intangible assets acquired of approximately RMB10,420,000 mainly represents the qualification of national 4A tourists attractions for several scenic spots, which have an estimated useful life of 5 years.
Acquisitions completed in 2008
In 2008, the Group incurred an aggregate upfront cash consideration of approximately RMB20,845,000 to the sellers to acquire 75% equity interest of Shanghai Yisheng Network Technology Co., Ltd., a company engaged in providing in-game radio broadcasting service in China, and 60% equity interest of Hong Xiu Tian Xiang Science and Technology Development (Beijing) Co., Ltd., a leading developer and operator of online literature in China. Total identifiable intangible assets acquired of approximately RMB16,985,000 consist of software technology and customer base which are being amortized on a straight line basis over economic lives of five years estimated by the Company.
In July 2009, the Group acquired additional equity interest in Hong Xiu Tian Xiang Science and Technology Development (Beijing) Co., Ltd. from 60% to 71% by increasing its share capital for a total consideration of RMB15,000,000 in cash. As a result of the capital injection, the non-controlling shareholders’ equity interest in Hongxiu increased by approximately RMB3.7 million and the Company recognized the corresponding decrease of its investment in Hongxiu as a deduction in additional paid in capital attributable to the Company.
Pursuant to the purchase agreement of Yisheng, the Group was also required to make contingent payment to the selling shareholders if Yisheng exceeded a pre-set target including both financial and non-financial performance. In June 2010, the Group paid additional RMB4.5 million to the selling shareholders of Yisheng, which was recorded as additional goodwill.

Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued Operations
7. DISCONTINUED OPERATIONS
In May 2010, Ku6 disposed Beijing Huayi Brothers Music Co., Ltd. including its wholly owned subsidiary of Beijing Huayi Brothers Music Broker Co., Ltd. (collectively referred to as “Huayi Music”) to Huayi Brothers Media Corporation. (“Huayi Media”) for an aggregate consideration of RMB34,450,000. The corresponding disposal gain of Huayi Music recognized in 2010 was RMB30,604,371. According to ASC 205, the effect of discontinued operations has been accounted for retroactively in the consolidated statement of operations for the periods presented herein since Ku6 was acquired by the Company in 2009 and five months ended May 31, 2010.
A summary of the major financial information for the discontinued operations of Huayi Music as of May 31, 2010 and for the four months ended December 31, 2009 since K6 Media was acquired by the Company in 2009 and five months ended May 31, 2010 is set out below:

May 31, 2010
RMB
Current assets:
Cash	4,574,427
Accounts receivable, net of allowance	6,106,914
Prepaid expenses and other current assets	3,885,419

14,566,760

Non-current assets:
Property and equipment, net	445,147
Intangible assets	1,210,275
Goodwill	686,261
Other non-current assets	223,746

2,565,429

Current liabilities:
Accounts payable	5,009,771
Accrued expenses and other current liabilities	7,304,172

12,313,943

Non-current liabilities:
Non-current deferred tax liabilities	302,567

Non-controlling interests:	1,431,981

	2009	2010
	RMB	RMB

Total net revenues	5,420,884	15,780,640
Cost of revenues	(4,564,396)	(10,733,940)

Gross profit	856,488	5,046,700
Operating expenses	(5,860,196)	(5,140,981)

Loss from operations	(5,003,708)	(94,281)
Interest and other income	12,540	39,201

Loss before income tax	(4,991,168)	(55,080)
Income tax benefit	22,779	8,130

Net loss	(4,968,389)	(46,950)
Less: Net loss attributable to the non-controlling interests	2,432,847	11,055

Net loss from discontinued operations, net of tax	(2,535,542)	(35,895)
Gain from disposal of Huayi Music	—	30,604,371

Total (loss) income from discontinued operations	(2,535,542)	30,568,476

Other Income, Net	12 Months Ended
Dec. 31, 2010
Other Income, Net [Abstract]
OTHER INCOME, NET
8. OTHER INCOME, NET

	2008	2009	2010
	RMB	RMB	RMB

Government financial incentives	62,253,380	221,879,333	272,926,369
Donation expenses	(17,475,876)	(2,150,000)	(22,618,976)
Gain on bargain purchase	—	—	7,397,545
Foreign exchange gain (loss)	(7,834,393)	(5,700,933)	788,501
Gain on previously held equity interest	—	—	4,742,116
Others	(7,562,643)	(10,450,712)	(8,405,279)

	29,380,468	203,577,688	254,830,276

Government subsidies represent discretionary cash subsidies granted by the local government to encourage the development of certain enterprises that are established in the local special economic region. The cash subsidies may be received in the form of (i) a fixed cash amount determined and provided by the municipal government to an operating subsidiary for product and service innovation, or (ii) an amount determined as a percentage of the income tax and business tax actually paid by an operating subsidiary.
Cash subsidies have no defined rules and regulations to govern the criteria necessary for companies to enjoy the benefits and are recognized as other income when received.

Taxation	12 Months Ended
Dec. 31, 2010
Taxation [Abstract]
TAXATION
9. TAXATION
Cayman Islands
Under the current laws of Cayman Islands, the Group is not subject to tax on its income or capital gains. In addition, upon payments of dividends by the Group to its shareholders, no Cayman Islands withholding tax will be imposed.
British Virgin Islands
Under the current laws of British Virgin Islands, the Group is not subject to tax on its income or capital gains. In addition, upon payments of dividends by the Group to its shareholders, no British Virgin Islands withholding tax will be imposed.
Hong Kong
The Company’s subsidiaries in Hong Kong are subject to taxes at 16.5%. No Hong Kong profit tax has been provided as the Group did not have assessable profit that was earned in or derived from Hong Kong subsidiaries during the years presented.
China
Prior to January 1, 2008, the Company’s subsidiaries and VIE subsidiaries that are incorporated in the PRC are subject to Enterprise Income Tax (“EIT”) in accordance with the Enterprise Income Tax Law and the Income Tax Law of the People’s Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises and local income tax laws (collectively the “previous PRC Income Tax Laws”). Pursuant to the previous PRC Income Tax Laws and rules, enterprises were generally subject to a statutory tax rate of 33% (30% state income tax plus 3% local income tax). Subsidiaries that are registered in the Pudong New District of Shanghai are, however, subject to a 15% preferential EIT rate pursuant to the local tax preferential treatment before January 1, 2008.
In March 2007, the Chinese government enacted the Corporate Income Tax Law, and promulgated related regulations Implementing Regulations for the PRC Corporate Income Tax Law. The law and regulations went into effect on January 1, 2008. The Corporate Income Tax Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises. The Corporate Income Tax Law provides a five-year transitional period for those entities established before March 16, 2007, which enjoyed a favorable income tax rate of less than 25% under the previous income tax laws and rules, to gradually change their rates to 25%.
On April 14, 2008, relevant governmental regulatory authorities released qualification criteria, application procedures and assessment processes for “high and new technology enterprises,” which will be entitled to a favorable statutory tax rate of 15%. On July 8, 2008, relevant governmental regulatory authorities further clarified that new technology enterprises previously qualified under the previous income tax laws and rules as of December 31, 2007 would be allowed to enjoy grandfather treatment for the unexpired tax holidays, on condition that they were re-approved for “high and new technology enterprise” status under the regulations released on April 14, 2008.
In 2008, the local governments announced the recognition of the Company’s subsidiaries and VIEs, including Shengqu, Shanda Computer, Shanda Networking, Hangzhou Bianfeng, Shanghai Shulong, Shanghai Holdfast Online Information Technology Co., Ltd., Chengdu Aurora Technology Development Co., Ltd., and Chengdu Jisheng Technology Co., Ltd. as high-new technology enterprises and these entities are issued certificates of high-new technology enterprises that will expire in September through December 2011. Accordingly, with such certificates these entities are entitled to a preferential tax rate of 15%, which is effective retroactively from January 1, 2008 for three years, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. These subsidiaries and VIEs will seek for the extension of their respective high-new technology enterprise status prior to the expiration date of the respective certificates and, if approved, the term will be extended for another three years.
In 2010, Lansha and Jinyou were also recognized as a high-new technology enterprise and are entitled to a preferential tax rate of 15% effective from January 1, 2010 for three years.
Shengqu was also qualified for state key software enterprise for the years 2008 and 2009 and therefore has been subject to an income tax rate of 10% for the years 2008 and 2009. Shengqu did not qualify as a state key software enterprise in 2010 and it was subject to a 15% income tax rate in 2010 as it was recognized as a high-new technology enterprise.
The Corporate Income Tax Law also provides that “Software Enterprise” can enjoy an income tax exemption for two years beginning with their first profitable year and a 50% reduction in their tax rate to 12.5% for the subsequent three years. Shanda Computer is qualified as a software enterprise, which is effective from January 1, 2008, and is subject to a 0% income tax rate for the fiscal 2008 and a 50% tax rate reduction to an applicable rate from fiscal 2009 to fiscal 2011. As a result, Shanda Computer was subject to a 10% income tax rate in 2009. Despite the fact that Shanda Computer was subject to a 0% income tax rate for the year 2008, they were still required by the relevant tax bureau to prepay income tax of RMB79 million at the statutory rate of 15% during the year ended December 31, 2008, which was subsequently received from relevant tax authorities in 2009. In 2010, Shanda Computer qualified for state key software enterprise and was subject to an income tax rate of 10% for the year 2010.
In April 2010, Shengji, as a software enterprise, has been granted a two-year EIT exemption and a three year 50% EIT reduction on its taxable income, which is effective retroactively from January 1, 2009. Accordingly, Shengji was subject to a preferential income tax rate of 0% for the year ended December 31, 2009 and 2010. In May 2010, Chengdu Aurora also qualified as “software development enterprise” and was granted a three year 50% enterprise income tax (“EIT”) reduction (“tax holiday”) on its taxable income, which is effective retroactively from January 1, 2009. Therefore Chengdu Aurora was subject to a 12.5% preferential income tax rate for the year ended December 31, 2009 and 2010, respectively.
The Corporate Income Tax Law also imposes a 10% withholding income tax for dividends distributed by a foreign invested enterprise to its immediate holding company outside China, which were exempted under the previous income tax laws and rules. A lower withholding tax rate will be applied if there is a tax treaty arrangement between mainland China and the jurisdiction of the foreign holding company. Holding companies in Hong Kong, for example, are subject to a 5% withholding tax rate. All of the Group’s China-based subsidiaries were invested by immediate foreign holding company in Hong Kong. All the foreign invested enterprises are subject to withholding tax on dividends distribution effective from January 1, 2008. In 2008 and 2009, certain subsidiaries of the Company planned to distribute profit to its immediate holding companies in Hong Kong and a withholding tax of RMB60.0 million and RMB69.6 million was accrued based on a 5% withholding tax rate. Except for this, since the Company intends to reinvest earnings to further expand its businesses in mainland China, its foreign invested enterprises do not intend to declare dividends to their immediate foreign holding companies. Therefore no withholding income tax was provided in 2010.
Taiwan
Seed Music Taiwan entities mainly operate in Taiwan and are subject to a corporate income tax rate of 25%.
Korea
Actoz and Eyedentity are subject to income tax on the taxable income as reported in its statutory financial statements adjusted in accordance with the Corporate Income Tax Law of the Republic of Korea (the “Korea Income Tax Laws”). Under the Korean Income Tax Laws, corporations were subject to a tax rate of 14.3% for the year ended December 31, 2008 (or 27.5% if the corporation’s taxable income was greater than KRW100 million for such year); 12.1% for the year ended December 31, 2009 (or 24.2% if the corporation’s taxable income was greater than KRW200 million for such year); and 11% for the year ended December 31, 2010 and thereafter (or 24.2% if the corporation’s taxable income was greater than KRW200 million for such year). The foregoing tax rates include resident tax surcharges in accordance with the Korea Income Tax Laws and local tax laws. Actoz was subject to a tax rate of 27.5% in 2008, 24.2% in 2009 and 24.2% in 2010.
Under the Special Tax Treatment Control Law of Korea, Eyedentity, as a small and medium-sized venture company, was entitled to a 50% reduction in corporate income tax on its taxable income. However, after the acquisition of Eyedentity by the Group, Eyedentity is no longer qualified as a small and medium-sized venture company and was subject to the standard statutory corporate income tax rate. Eyedentity was subject to a tax rate of 24.2% in 2010.
United States
Mochi is subject to income tax on the taxable income as reported in its statutory financial statements adjusted in accordance with the Enterprise Income Tax Law of the United States (the “US Income Tax Laws”). Mochi is subject to a progressive tax rate ranges from 15% to 35% for the years ended December 31, 2008, 2009 and 2010.
Composition of income tax expense
The current and deferred portion of income tax expense included in the consolidated statements of operations and comprehensive income for the years ended December 31, 2008, 2009 and 2010 are as follows:

	2008	2009	2010
	RMB	RMB	RMB

Current income tax expenses	226,226,624	437,321,556	393,699,607
Deferred income tax benefits	(9,755,523)	(21,160,024)	(23,940,614)
Withholding taxes	60,000,000	69,635,112	—

Income tax expenses	276,471,101	485,796,644	369,758,993

Reconciliation of the differences between statutory tax rate and the effective tax rate
The reconciliation between the statutory EIT rate and the Group’s effective tax rate for the years ended December 31, 2008, 2009 and 2010 is as follows:

	2008	2009	2010

Statutory income tax rate	25%	25%	25%
Tax differential from statutory rate applicable to the subsidiaries and the VIE subsidiaries	(12%)	(14%)	(13%)
Enacted tax rate change	(1%)	—	—
Effect of tax holidays	(5%)	(1%)	(8%)
Effect of the withholding taxes	4%	3%	—
Effect of change in valuation allowance	4%	4%	21%
Non-deductible expenses	3%	5%	7%

Effective income tax rate	18%	22%	32%

The aggregate amount and per share effect of the tax holidays are as follows:

	2008	2009	2010
	RMB	RMB	RMB
The aggregate net income effect	81,125,328	26,044,547	94,365,491
Basic share effect	0.57	0.19	0.79
Diluted share effect	0.56	0.19	0.77
The Group’s deferred tax assets and deferred tax liabilities at each balance sheet date are as follows:

	December 31,	December 31,
	2009	2010
	RMB	RMB
Deferred tax assets
Licensing fees and related costs and deferred revenues	33,507,663	45,276,201
Accrued expenses and inventory provision	100,489,180	135,353,780
Less: Valuation allowances	(18,492,331)	(55,484,598)

Current deferred tax assets	115,504,512	125,145,384

Tax losses carry forward	78,681,097	258,348,323
Other temporary differences	10,120,589	34,610,700
Foreign tax credit	117,557,522	156,939,825
Development costs	9,825,670	10,755,001
Less: Valuation allowances	(197,186,848)	(432,179,615)

Non-current deferred tax assets	18,998,030	28,474,234

Deferred tax liabilities
Revenue recognition	—	18,204,455
Withholding taxes	92,683,791	92,683,791
Intangible assets arising from business combination	15,164,878	1,259,133

Current deferred tax liabilities	107,848,669	112,147,379

Intangible assets arising from business combination	65,020,798	389,971,837

Non-current deferred tax liabilities	65,020,798	389,971,837

Movement of valuation allowances

	2009	2010
	RMB	RMB

At beginning of year	59,680,349	215,679,179
Consolidation of subsidiaries	50,028,771	41,807,356
Current year additions	108,252,671	234,068,747
Disposal of subsidiaries	—	(2,216,126)
Current year reversals	(2,282,612)	(1,674,943)

At end of year	215,679,179	487,664,213

Valuation allowances have been provided on the net deferred tax assets due to the uncertainty surrounding their realization. As of December 31, 2009 and 2010, the majority of valuation allowances were provided because it was more likely than not that the Group will not be able to utilize certain tax losses carry forwards generated by certain VIE subsidiaries and foreign tax credit carry forwards generated by a subsidiary. If events occur in the future that allow the Group to realize more of its deferred tax assets than the presently recorded amount, an adjustment to the valuation allowances will increase income when those events occur.
Tax losses incurred in 2008, 2009, and 2010 were approximately RMB67.2 million, RMB166.8 million and RMB618.2 million, respectively. The tax losses carried forward as at December 31, 2008, 2009, and 2010, which approximated RMB87.4 millions, RMB387.5 millions and RMB1,013.3 million, respectively, will expire during the period from year 2011 to 2015.
The Group implemented the provisions of ASC 740-10-25 as of January 1, 2007 and the adoption of ASC 740-10-25 had no impact on the Group’s results of operations and shareholders’ equity. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2008	2009	2010
	RMB	RMB	RMB

Balance at the beginning of the year	9,427,110	9,427,110	9,427,110
Additions for tax positions of the current year	—	—	—

Balance at the end of the year	9,427,110	9,427,110	9,427,110

If the Group’s unrecognized tax benefits accrued as of December 31, 2010 were to become recognizable in the future, the Group would record a total reduction of approximately RMB9.4 million in the income tax provision. The Group is not aware of any factors that indicate the unrecognized tax benefits accrued as of December 31, 2010 will be qualified for recognition in the foreseeable future and consider it a long-term liability.
The Group’s accounting policy is to record estimated interest and penalties related to the potential underpayment of income taxes, net of related tax effects, as a component of the income tax provision. As of December 31, 2009 and 2010, the Group had accrued no such estimated interest expense and income tax penalty expense.
The Group’s uncertain tax positions are taken with respect to income tax return reporting periods beginning after December 31, 2002, which are the periods that remain generally open to income tax audit examination by the various income tax authorities that have jurisdiction over the Company’s subsidiary and VIE’s income tax reporting for that period of time, which is usually five years. The Group has monitored and will continue to monitor the lapsing of statutes of limitations on potential tax assessments for related changes in the measurement of unrecognized tax benefits, related net interest and penalties, and deferred tax assets. As of December 31, 2010, however, the Group does not expect to record any material changes in the measurement of unrecognized tax benefits, related net interest and penalties or deferred tax assets and liabilities due to the lapsing of statutes of limitations on potential tax assessments within the next twelve months.

Earnings Per Share	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
EARNINGS PER SHARE
10. EARNINGS PER SHARE
Basic and diluted net income per share attributable to the Company’s ordinary shareholders has been calculated in accordance with ASC 260 for the years ended December 31, 2008, 2009 and 2010 as follows:

	2008	2009	2010
	RMB	RMB	RMB
Numerator:
Income attributable to Shanda Interactive from continuing operations for basic earnings per ordinary share	1,228,674,196	1,595,099,813	583,582,492
Income (loss) attributable to Shanda Interactive from discontinued operations for basic earnings per ordinary share	—	(2,535,542)	30,568,476

Net income attributable to Shanda Interactive for basic earnings per ordinary share	1,228,674,196	1,592,564,271	614,150,968

Income attributable to Shanda Interactive from continuing operations for basic earnings per ordinary share	1,228,674,196	1,595,099,813	583,582,492
Less: Dilution from Shanda Games	—	(7,249,131)	(109,055)

Income attributable to Shanda Interactive from continuing operations for diluted earnings per ordinary share	1,228,674,196	1,587,850,682	583,473,437
Income (loss) attributable to Shanda Interactive from discontinued operations for diluted earnings per ordinary share	—	(2,535,542)	30,568,476

Net income attributable to Shanda Interactive for diluted earnings per ordinary share	1,228,674,196	1,585,315,140	614,041,913

Denominator:
Weighted-average ordinary shares outstanding for basic calculation	142,991,542	134,265,829	120,125,785
Dilutive effect of share options	1,683,360	1,936,559	1,293,407
Dilutive effect of convertible notes	—	2,301,529	1,656,052

Denominator for diluted earnings per share	144,674,902	138,503,917	123,075,244

Earnings per share-Basic
Income attributable to Shanda Interactive from continuing operations	8.59	11.88	4.86
Income (loss) attributable to Shanda Interactive from discontinued operations	—	(0.02)	0.25

Net income attributable to Shanda Interactive	8.59	11.86	5.11

Earnings per share-Diluted
Income attributable to Shanda Interactive from continuing operations	8.49	11.47	4.74
Income (loss) attributable to Shanda Interactive from discontinued operations	—	(0.02)	0.25

Net income attributable to Shanda Interactive	8.49	11.45	4.99

Convertible notes were not included in the computation of diluted EPS in 2008 because the inclusion of such instrument would be anti-dilutive.
For the years ended December 31, 2008, 2009 and 2010, potentially dilutive shares of Shanda Interactive of approximately 1.4 million, 0.3 million and 0.2 million, respectively, were excluded in the computation of diluted earnings per share for these periods as their effect would have been anti-dilutive.
For the years ended December 31, 2008, 2009 and 2010, potentially dilutive shares of Shanda Games of approximately 5.6 million, 4.7 million and 33.6 million, respectively, were excluded in the computation of dilution impact from Shanda Games for these periods as their effect would have been anti-dilutive.
For the years ended December 31, 2009 and 2010, potentially dilutive shares of Ku6 of approximately 46.2 million and 54.6 million, respectively, were excluded in the computation of dilution impact from Ku6 for these periods as their effect would have been anti-dilutive.

Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2010
Cash and Cash Equivalents [Abstract]
CASH AND CASH EQUIVALENTS
11. CASH AND CASH EQUIVALENTS
Cash and cash equivalents as of December 31, 2010 include cash balances held by the Company’s VIE subsidiaries of approximately RMB2,527,468,000. These cash balances cannot be transferred to the Company by dividend, loan or advance according to existing PRC laws and regulations (Note 32). However, these cash balances can be utilized by the Company for its normal operations pursuant to various agreements which enable the Company to substantially control these VIE subsidiaries as described in Note 4(2) for its normal operations.
Included in the cash and cash equivalents are cash balances denominated in U.S. dollars of approximately US $1,069,539,000 and US $253,663,000 (equivalent to approximately RMB7,300,569,000 and RMB1,679,931,000) as of December 31, 2009 and 2010, respectively.
Included in the cash and cash equivalents are cash balances denominated in Korean Won of approximately KRW3,800,199,000 and KRW14,913,912,000 (equivalent to approximately RMB22,421,000 and RMB87,769,000) as of December 31, 2009 and 2010, respectively.

Accounts Receivable	12 Months Ended
Dec. 31, 2010
Accounts Receivable [Abstract]
ACCOUNTS RECEIVABLE
12. ACCOUNTS RECEIVABLE

	December 31,	December 31,
	2009	2010
	RMB	RMB

Accounts receivable	155,714,628	291,742,897
Less: Allowance for doubtful accounts	(40,004,497)	(31,469,351)

	115,710,131	260,273,546

The movement of the allowance for doubtful accounts during the years is as follow:

	2009	2010
	RMB	RMB

Balance at beginning of year	43,145,109	40,004,497
Add: Current year additions	10,147,259	34,929,494
Add: Consolidation of subsidiaries	—	686,509
Less: Current year reversal	—	(11,076,711)
Less: Current year write-offs	(13,287,871)	(33,074,438)

Balance at end of year	40,004,497	31,469,351

Inventories	12 Months Ended
Dec. 31, 2010
Inventories [Abstract]
INVENTORIES
13. INVENTORIES

	December 31,	December 31,
	2009	2010
	RMB	RMB

Finished goods	8,659,808	48,728,409
Raw materials	10,664,541	19,700,353
Work in progress	—	15,948,032
Inventory held with distributors on consignment	11,572,418	46,431,781

Total inventories	30,896,767	130,808,575

Write-down of inventories for the years ended December 31, 2008, 2009 and 2010 was approximately nil, nil and RMB24.3 million, respectively, for the offline publications that remain unsold for a period of time or damaged while in the possession of the Group as a result of the acquisition of Zhongzhi in 2010 as well as the organic growth of the offline literature business. The write-down results in a new cost basis for the related inventory and such new cost basis is carried forward until such inventory is sold or otherwise disposed, or assessed subsequently for further write-downs, if any. If and when the reserved inventories are sold, the Company credits the reserved inventories (which are being carried forward at the new cost basis) and debits the related amount in the cost of goods sold.

Investments in Equity and Cost Method Investees	12 Months Ended
Dec. 31, 2010
Investments in Equity and Cost Method Investees [Abstract]
INVESTMENTS IN EQUITY AND COST METHOD INVESTEES
14. INVESTMENTS IN EQUITY AND COST METHOD INVESTEES
Investments accounted for under the equity method
The following table includes the Group’s carrying amount and percentage ownership of the investments in equity investees accounted for under the equity method at December 31, 2010 and the carrying amount at December 31, 2009 and 2010:

	December 31,	December 31,
	2009	2010
	RMB	RMB	Effective
			percentage
			ownership

Dalian King-Dian Network Development Co., Ltd. (“King-Dian”)	10,000,000	9,845,953	20.00%
Beijing Jinjiang Networking Technology Co., Ltd. (“Jinjiang”)	8,776,740	12,801,372	50.00%
Shanghai Xunshi Networking Technology Co., Ltd. (“Xunshi”)	2,223,247	551,646	39.05%
Anipark Co., Ltd. (“Anipark”)	6,750,316	3,023,689	9.21%
Huaian Shibo Numeral Technology Co., Ltd.(“Huaian Shibo”)	3,655,413	3,275,363	45.00%
Shanghai Shanda Modern Family Magazine Co., Ltd (“Shanda Family”)	3,241,314	3,517,467	49.00%
Hangzhou Aodian Technology Co., Ltd. (“Aodian”)	624,000	254,400	20.00%
Shanghai Shengguang Networking Technology Co., Ltd. (“Shengguang”)	913,225	679,822	39.05%
Shanghai Orient Youth Culture Co., Ltd. (“Orient Youth”)	97,207	46,163	30.00%
Shanghai Guangyu Networking Technology Co., Ltd. (“Guangyu”)	2,000,000	—	—
Shanghai Gewa Business info consulting Co., Ltd. (“Gewa”)	1,883,053	2,268,919	47.00%
Chengdu Yunduan Networking Technology Co., Ltd. (“Yunduan”)	2,550,000	4,040,297	20.00%
Hangzhou Miusike Networking Technology Co., Ltd. (“Miusike”)	—	14,582,479	26.00%
Beijing Jietong Wuxian Networking Technology Co., Ltd. (“Jietong”)	—	26,757,594	30.00%
Beijing Wende Zhiyuan Culture Communication Co. Ltd. (“Wende”)	—	17,642,910	43.00%
Hangzhou Soushi Networking Co., Ltd. (“Soushi”)	—	25,000,000	32.00%
Chengdu Ledong Information Technology Co., Ltd. (“Ledong”)	—	22,000,000	34.00%

	December 31,	December 31,
	2009	2010
	RMB	RMB	Effective
			percentage
			ownership

Beijing Yicheng Tianxia Technology Co., Ltd. (“Yicheng”)	—	7,841,776	28.84%
Chengdu Awata Network Technology Co., Ltd. (“Awata”)	—	5,000,000	14.42%
Shanghai Maishi Information Technology Co., Ltd. (“Maishi”)	—	5,228,558	14.42%
Shijiazhuang Hailan Online Game Development Co., Ltd. (“ Hailan”)	—	3,661,050	14.42%
Shanghai Lantian Information Technology Co., Ltd. (“Lantian”)	—	2,866,012	16.22%
Beijing Jimu Huanshuo Technology Co., Ltd. (“Jimu”)	—	5,000,000	30.00%
Beijing Chuangye Weilai Technology Co., Ltd. (“Chuangye Weilai”)	—	9,565,235	30.00%
Shengzhen Juling Info Technology Co., Ltd. (“Juling”)	—	4,000,000	30.00%
Hangzhou Xuecheng Networking Technology Co., Ltd. (“Xuecheng”)	—	2,829,784	30.00%
Ningbo Wanglian Networking Co., Ltd (“Wanglian”)	—	2,531,134	35.00%
Shanghai Fanghezi Business Co., Ltd. (“Fanghezi”)	—	2,528,884	35.00%
Shanghai Shimai Networking Technology Co., Ltd. (“Shimai”)	—	2,203,066	25.00%
Shanghai Sheshou Info Technology Co., Ltd. (“Sheshou”)	—	2,410,934	20.00%
Others	2,619,704	12,230,233

Total	45,334,219	214,184,740

The movement of the investments in equity method companies is as follows:

			Share of profit /
			(loss) on	Amortization of		Transferred
	Balances at		affiliated	identifiable		out due to	Balances at
	December 31,		companies	intangible assets,	Other equity	consolidation	December 31,
	2008	Investments	investments	net of tax	movement	(Note 6)	2009
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Orient Youth	117	—	(20)	—	—	—	97
Shanda Family	3,065	—	177	—	—	—	3,242
Sunray	4,570	—	(4,570)	—	—	—	—
Jinjiang	9,108	—	(332)	—	—	—	8,776
Xunshi	7,500	—	(4,662)	(615)	—	—	2,223
Zhongcheng	6,069	5,731	(11,800)	—	—	—	—
Caiqu	4,000	15,000	(459)	—	—	(18,541)	—
Anipark	3,910	—	2,192	—	649	—	6,751
Huaian Shibo	3,800	—	—	(145)	—	—	3,655
Weilai	3,333	11,667	(15,000)	—	—	—	—
Aodian	2,000	—	(1,376)	—	—	—	624
Shengguang	1,332	—	(418)	—	—	—	914
Guangyu	—	2,000	—	—	—	—	2,000
Gewa	—	2,000	(117)	—	—	—	1,883
Yunduan	—	2,550	—	—	—	—	2,550
King-Dian	—	10,000	—	—	—	—	10,000
Others	2,408	11,105	(11,975)	(1,425)	2,506	—	2,619

Total	51,212	60,053	(48,360)	(2,185)	3,155	(18,541)	45,334

			Share of profit /
			(loss) on	Amortization of		Transferred
	Balances at		affiliated	identifiable		out due to	Balances at
	December 31,		companies	intangible assets,	Other equity	consolidation	December 31,
	2009	Investments	investments	net of tax	movement	(Note 6)	2010
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Orient Youth	97	—	(51)	—	—	—	46
Shanda Family	3,242	—	275	—	—	—	3,517
Jinjiang	8,776	—	4,025	—	—	—	12,801
Xunshi	2,223	—	(1,672)	—	—	—	551
Anipark	6,751	—	(3,849)	—	122	—	3,024
Huaian Shibo	3,655	—	(380)	—	—	—	3,275
Aodian	624	—	(370)	—	—	—	254
Shengguang	914	—	(233)	—	—	—	681
Guangyu	2,000	—	(742)	—	—	(1,258)	—
Gewa	1,883	1,000	(614)	—	—	—	2,269
Yunduan	2,550	2,000	(510)	—	—	—	4,040
King-Dian	10,000	—	(154)	—	—	—	9,846
Miusike	—	15,000	(418)	—	—	—	14,582
Jietong	—	27,000	(242)	—	—	—	26,758
Wende	—	17,754	(111)	—	—	—	17,643
Soushi	—	25,000	—	—	—	—	25,000
Ledong	—	22,000	—	—	—	—	22,000
Yicheng	—	8,000	(158)	—	—	—	7,842
Awata	—	5,000	—	—	—	—	5,000
Maishi	—	4,800	429	—	—	—	5,229
Lantian	—	3,000	(134)	—	—	—	2,866
Hailan	—	4,000	(339)	—	—	—	3,661
Jimu	—	5,000	—	—	—	—	5,000
Chuangye Weilai	—	10,000	(435)	—	—	—	9,565
Juling	—	4,000	—	—	—	—	4,000
Xuecheng	—	3,000	(170)	—	—	—	2,830
Wanglian	—	2,500	31	—	—	—	2,531
Fanghezi	—	3,000	(471)	—	—	—	2,529
Shimai	—	3,000	(797)	—	—	—	2,203
Sheshou	—	2,500	(89)	—	—	—	2,411
Others	2,619	12,006	(1,814)	—	—	(580)	12,231

Total	45,334	179,560	(8,993)	—	122	(1,838)	214,185

Investments accounted for under the cost method
In October 2008, the Group acquired a 1.24% stake in Shanghai Institute of Visual of Art of Fudan University (“SIVA”), a college in Shanghai, China, for a consideration of RMB10 million. The Group accounted for the RMB10 million using the cost method of accounting.
In October 2010, the Company, through one of its subsidiaries, acquired certain series B-1 preferred shares of an internet company for a consideration of US $2.0 million (equivalent to RMB13,303,007). The Company’s investment represents less than 20% of the investee’s equity interests, on an as converted basis. The preferred shares are convertible, non-redeemable and with a liquidation preference. As the liquidation preference is substantive and not available to common shares, the preferred shares are not in substance common shares and equity accounting would not applicable. Additionally the preferred shares are non-redeemable and therefore they are not debt securities. Accordingly, the Group has accounted for this investment under cost method.

Marketable Securities	12 Months Ended
Dec. 31, 2010
Marketable Securities [Abstract]
MARKETABLE SECURITIES
15. MARKETABLE SECURITIES
Marketable securities as of December 31, 2009 and 2010 comprised of:

	2009
	Cost	Unrealized gain	Fair value
	RMB	RMB	RMB

Mutual funds	9,897,517	1,674,090	11,571,607
Equity securities	2,830,411	6,388,998	9,219,409

Total	12,727,928	8,063,088	20,791,016

	2010
	Cost	Unrealized gain	Fair value
	RMB	RMB	RMB

Mutual funds	9,897,517	1,677,090	11,564,607
Equity securities	2,830,411	2,547,244	5,377,655

Total	12,727,928	4,214,334	16,942,262

Property and Equipment	12 Months Ended
Dec. 31, 2010
Property and Equipment [Abstract]
PROPERTY AND EQUIPMENT
16. PROPERTY AND EQUIPMENT
Property and equipment and its related accumulated depreciation as of December 31, 2009 and 2010 are as follows:

	2009	2010
	RMB	RMB

Computer equipment	484,334,144	742,177,260
Leasehold improvements	21,733,441	87,176,124
Furniture and fixtures	35,284,879	58,112,286
Motor vehicles	27,387,413	32,892,503
Office buildings	291,078,312	291,729,925
Less: Accumulated depreciation	(378,455,962)	(496,685,584)

Net book value	481,362,227	715,402,514

Depreciation expense for the years ended December 31, 2008, 2009, and 2010 was approximately RMB 90.6 million, RMB91.9 million and RMB142.5 million, respectively.

Intangible Assets	12 Months Ended
Dec. 31, 2010
Intangible Assets [Abstract]
INTANGIBLE ASSETS
17. INTANGIBLE ASSETS
Intangible assets consist of upfront licensing fees paid to online game licensors, software and copyrights, and intangible assets arising from business combinations. Gross carrying amount, accumulated amortization and net book value of the Group’s intangible assets as of December 31, 2009 and 2010 are as follows:

	2009	2010
	RMB	RMB
Gross carrying amount:
Upfront licensing fee paid	599,819,796	750,911,153
Software, copyrights and others	169,637,909	239,854,918
Intangible assets arising from business combinations
- Software technology	354,385,761	992,523,039
- In-progress research and development	9,072,821	122,160,371
- Non-compete arrangement	24,360,507	40,199,215
- Customer base	273,785,027	289,580,406
- Trademarks and brand name	63,533,912	518,955,706
- Bookstore relationship	13,300,000	61,100,000
- Other	56,211,281	73,902,547

	1,564,107,014	3,089,187,355

	2009	2010
	RMB	RMB
Less: accumulated amortization
Upfront licensing fee paid	(285,146,355)	(414,587,870)
Software, copyrights and others	(147,010,050)	(195,813,398)
Intangible assets arising from business combinations
- Software technology	(162,417,811)	(277,262,745)
- In-progress research and development	(1,021,314)	(5,061,989)
- Non-compete arrangement	(4,827,305)	(10,898,888)
- Customer base	(35,687,183)	(82,595,547)
- Trademarks and brand name	(18,222,066)	(44,008,164)
- Bookstore relationship	(1,023,078)	(6,746,155)
- Other	(6,840,940)	(11,073,727)

	(662,196,102)	(1,048,764,039)

Less: Impairment
Upfront licensing fee paid	(20,095,454)	(20,095,454)

Net book value	881,815,458	2,020,327,862

Amortization expense for the years ended December 31, 2008, 2009 and 2010 amounted to approximately RMB148.1 million, RMB207.5 million and RMB378.5 million, respectively.
No impairment was provided in year 2008, 2009 and 2010.
The estimated aggregate amortization expense for each of the five succeeding fiscal years is as follows:

Amortization
RMB
2011	408,958,766
2012	354,902,629
2013	301,047,716
2014	214,892,436
2015	165,290,530

Total	1,445,092,077

Goodwill	12 Months Ended
Dec. 31, 2010
Goodwill [Abstract]
GOODWILL
18. GOODWILL
The changes in the carrying amount of goodwill from significant acquisitions are as follows:

	Balances at		Effect of	Balance at		Effect of	Balances at
Gross amount of	December 31,		exchange rate	December 31,		exchange rate	December 31,
goodwill	2008	Acquisitions	changes	2009	Acquisitions	changes	2010
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Haofang	346,583	—	—	346,583			346,583
Bianfeng	106,170	—	—	106,170			106,170
Actoz	86,479	—	—	86,479			86,479
Aurora	26,130	—	—	26,130			26,130
Simo	—	53,531	—	53,531			53,531
Ku6	—	25,935	(9)	25,926	47,050	119	73,095
Mochi	—	—	—	—	163,617		163,617
Goldcool	—	—	—	—	25,077		25,077
Eyedentity	—	—	—	—	123,425		123,425
Rongshuxia	—	—	—	—	3,631		3,631
Wangwen Xinyue	—	—	—	—	25,572		25,572
Sun Shine	—	—	—	—	41,245		41,245
Xiaoxiang Shuyuan	—	—	—	—	1,037		1,037
Tianfang Tingshu	—	—	—	—	1,446		1,446
Others	39,404	—	—	39,404	59,974		99,378

Total	604,766	79,466	(9)	684,223	491,387	119	1,176,416

	Balances at		Effect of	Balance at		Effect of	Balances at
Accumulated	December 31,		exchange rate	December 31,		exchange rate	December 31,
impairment	2008	Impairment	changes	2009	Impairment	changes	2010
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Haofang	—	—	—	—	(15,000)	—	(15,000)
Bianfeng	—	—	—	—	—	—	—
Actoz	—	—	—	—	—	—	—
Aurora	—	—	—	—	—	—	—
Simo	—	—	—	—	—	—	—
Ku6	—	(3,984)	—	(3,984)	—	—	(3,984)
Mochi	—	—	—	—	—	—	—
Goldcool	—	—	—	—	—	—	—
Eyedentity	—	—	—	—	—	—	—
Rongshuxia	—	—	—	—	—	—	—
Wangwen Xinyue	—	—	—	—	—	—	—
Sun Shine	—	—	—	—	—	—	—
Xiaoxiang Shuyuan	—	—	—	—	—	—	—
Tianfang Tingshu	—	—	—	—	—	—	—
Others	(14,498)	—	—	(14,498)	—	—	(14,498)

Total	(14,498)	(3,984)	—	(18,482)	(15,000)	—	(33,482)

Net carrying	Balance at	Balances at
amount	December 31, 2009	December 31, 2010
	RMB’000	RMB’000
Haofang	346,583	331,583
Bianfeng	106,170	106,170
Actoz	86,479	86,479
Aurora	26,130	26,130
Simo	53,531	53,531
Ku6	21,942	69,111
Mochi	—	163,617
Goldcool	—	25,077
Eyedentity	—	123,425
Rongshuxia	—	3,631
Wangwen Xinyue	—	25,572
Sun Shine	—	41,245
Xiaoxiang Shuyuan	—	1,037
Tianfang Tingshu	—	1,446
Others	24,906	84,880

Total	665,741	1,142,934

Goodwill arising from the business combinations completed in year 2010 has been allocated to the respective acquired entity as a reporting unit of the Group. Goodwill is not amortized but is reviewed annually for impairment.
In October 2008, the Company performed an impairment test at reporting unit level relating to goodwill from acquisitions and concluded that there was no impairment as to the carrying value of goodwill as of December 31, 2008, except that a full impairment loss of RMB14.5 million was recorded for the goodwill arising from the acquisition of Beijing Digital Red Software Technology Co., Ltd., which is a developer and operator of mobile phone games. The full impairment was primarily due to the expected cash flow in future years for this reporting unit was revised downward in light of lower than expected revenue earned in 2008 and other considerations such as overall industry economic situations and market risk of the reporting unit. Additionally, there was a goodwill write-off of RMB1.5 million due to close down of an acquired entity.
In October 2009, the Company performed an impairment test at reporting unit level relating to goodwill from acquisitions and concluded that there was no impairment as to the carrying value of goodwill as of December 31, 2009, except that an impairment loss of RMB4.0 million was provided for the goodwill of Ku6 reporting unit arising from its acquisition of a music company in 2009 due to the significantly lower than expected performance. The Company tests goodwill annually for impairment or more frequently whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable.
In October 2010, the Company performed an impairment test at reporting unit level relating to goodwill from acquisitions and concluded that there was no impairment as to the carrying value of goodwill as of December 31, 2010, except that an impairment loss of RMB15.0 million was provided for the goodwill arising from the acquisition of Haofang due to the significantly lower than expected performance. The Company tests goodwill annually for impairment or more frequently whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable.
In January 2009, the Company implemented the accounting and disclosure requirements of ASC 820 related to non-financial assets and liabilities that are re-measured at fair value on a non-recurring basis. When available, the Company uses observable market data, including pricing on recent closed market transactions, to determine the fair value of the reporting units and compare with carrying amount of the reporting units to assess any goodwill impairment. The fair value of reporting units of Actoz and Ku6 was determined based on the market capitalization of the respective entities as of the valuation date. When there is little or no observable market data, the Company measures the fair value of each reporting unit primarily using the income approach and using the market approach as a validation of the value derived from income approach. The market approach included using financial metrics and ratios of comparable public companies. When the goodwill was determined to be impaired, the Company uses income approach including discounted cash flow model for each reporting unit and unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, as well as a discount rate calculated based on the risk profile of the related industry to determine the amount of any impairment.

Fair Value Measurement	12 Months Ended
Dec. 31, 2010
Fair Value Measurement [Abstract]
FAIR VALUE MEASUREMENTS
19. FAIR VALUE MEASUREMENTS
The Group does not have any non-financial assets or liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis.
The Group’s financial instruments consist principally of cash and cash equivalent, restricted cash, short term investments, marketable securities, accounts receivable, amounts due from/to related parties, prepayments and other current assets, investment in securities, contingent consideration in relation to the acquisition of Cuilong and Wangwen Xinyue, accounts payable, other payables and accruals and convertible debt. As of December 31, 2009 and 2010, the carrying values of cash and cash equivalent, restricted cash, short term investments, accounts receivable, amounts due from/to related parties, prepayments and other current assets, accounts payable, other payables and accruals and borrowings approximated their fair values.
On a recurring basis, the Group measures the marketable securities and the financial liability related to the forward contract (Note 28) at fair value, which are classified within Level 1 of the fair value hierarchy.
On a recurring basis, the Group measures investment in securities at fair value. Since the investment in securities does not have quoted price in active markets, they are valued using valuation model. Management is responsible for determining the fair value. The fair value of the investment in securities was determined based on Level 3 inputs, of which the investee company’s recent financing activities are significant to the overall fair value measurement.
On a recurring basis, the Group measures the contingent consideration in relation to the acquisition of Cuilong and Wangwen Xinyue at fair value. The Company measures the fair value of contingent consideration using the probability-weighted discounted cash flow model and unobservable inputs mainly including assumptions about expected future cash flows of Cuilong and Wangwen Xinyue.
As of December 31, 2009 and 2010, information about inputs for the fair value measurements of the Group’s financial assets and liabilities that are measured at fair value by level in periods subsequent to their initial recognition is as follows:

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in	Significant	Significant
	Year ended	Active Markets for	Other Observable	Unobservable
Description	December 31, 2009	Identical Assets	Inputs	Inputs
		(Level 1)	(Level 2)	(Level 3)

Marketable securities-Common stock and mutual fund	20,791,016	20,791,016	—	—
Investment in securities	7,000,000	—	—	7,000,000
Foreign currency forward contract	—	—	—	—
Financial liability related to forward contract	—	—	—	—

Total	27,791,016	20,791,016	—	7,000,000

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in	Significant	Significant
	Year ended	Active Markets for	Other Observable	Unobservable
Description	December 31, 2010	Identical Assets	Inputs	Inputs
		(Level 1)	(Level 2)	(Level 3)

Marketable securities—Common stock and mutual fund	16,942,262	16,942,262	—	—
Investment in securities	41,630,500	—	—	41,630,500
Contingent consideration receivable	5,678,571	—	—	5,678,571

Total	64,251,333	16,942,262	—	47,309,071

A summary of changes in the fair value of the Level 3 investment in securities for the years ended December 31, 2009 and 2010 were as follows, respectively:

Fair Value Measurements
Using Significant
Unobservable Inputs (Level 3)
Investment in Securities
At January 1, 2009	—
Current year purchase	7,000,000

December 31, 2009	7,000,000
Increase in investment	34,103,500
Unrealized gain in value	500,000

December 31, 2010	41,630,500

A summary of changes in the fair value of the Level 3 investment in contingent consideration receivable for the years ended December 31, 2010 was as follows, respectively:

At January 1, 2010	—
Current year addition upon acquisition of Cuilong	5,678,571

December 31, 2010	5,678,571

The following table displays assets measured at fair value on a non-recurring basis as of December 31, 2009 and 2010:

		Quoted Prices in	Significant	Significant
	Year ended	Active Markets for	Other Observable	Unobservable
Description	December 31, 2009	Identical Assets	Inputs	Inputs	Total losses
		(Level 1)	(Level 2)	(Level 3)

Goodwill	665,740,540	—	—	665,740,540	3,984,343

		Quoted Prices in	Significant	Significant
	Year ended	Active Markets for	Other Observable	Unobservable
Description	December 31, 2010	Identical Assets	Inputs	Inputs	Total losses
		(Level 1)	(Level 2)	(Level 3)
Goodwill	1,142,934,128	—	—	1,142,934,128	15,000,000
Other long term assets	235,647,719	—	—	235,647,719	10,172,528

Total	1,378,581,547	—	—	1,378,581,547	25,172,528

In January 2009, the Company implemented ASC 820 for nonfinancial assets and liabilities that are re-measured at fair value on a non-recurring basis. Nonfinancial assets such as goodwill and intangible assets are measured at fair value when there is an indicator of impairment and recorded at fair value only when impairment is recognized. During the years ended December 31, 2008, 2009 and 2010, the Company provided impairment loss of RMB14.5 million, RMB4.0 million and RMB15 million for the goodwill, respectively. In 2010, the Company provided impairment loss of RMB10.2 million for the prepayment of upfront licensing fees. All these non-current assets were measured at fair value on a non-recurring basis using significant unobservable inputs (Level 3).
The Company tests its long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of a long-lived asset may not be recoverable. The Company measures the fair value of long-lived assets based on an in-use premise using the discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, as well as a discount rate calculated based on the risk profile of the relating industry.
The Company tests goodwill annually for impairment or more frequently whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable. When available, the Company uses observable market data, including pricing on recent closed market transactions, to determine the fair value of the reporting units and compare with carrying amount of the reporting units to assess any goodwill impairment. The fair value of reporting units was determined based on the market capitalization of the respective entities as of the valuation date. When there is little or no observable market data, the Company measures the fair value of each reporting unit primarily using the income approach and using the market approach as a validation of the value derived from income approach. The market approach included using financial metrics and ratios of comparable public companies. When the goodwill was determined to be impaired, the Company uses income approach including discounted cash flow model for each reporting unit and unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, as well as a discount rate calculated based on the risk profile of the music industry to determine the amount of any impairment.

Other Payables and Accruals	12 Months Ended
Dec. 31, 2010
Other Payables and Accruals [Abstract]
OTHER PAYABLES AND ACCRUALS
20. OTHER PAYABLES AND ACCRUALS

	2009	2010
	RMB	RMB

Salary and welfare payable	181,740,404	254,394,547
Unpaid advertisement and promotion fee	229,496,086	206,351,495
Unpaid rental for server software	48,435,022	1,906,556
Advance from customers	66,115,682	94,254,418
Accrued interest for convertible debt	7,453,640	7,413,878
Unpaid audit fee	19,289,841	23,383,744
Acquisition related obligation	48,800,000	67,623,584
Deposits from distributors	33,257,943	23,505,933
Payable to employees due to exercise of options	54,470,589	5,432,180
Research & design fee payable	13,182,148	15,048,916
Reimbursement payable	2,839,581	12,123,893
Accrued litigation	—	4,938,776
Other payables	82,480,575	110,534,129

Total	787,561,511	826,912,049

Convertible Debt	12 Months Ended
Dec. 31, 2010
Convertible Debt [Abstract]
CONVERTIBLE DEBT
21. CONVERTIBLE DEBT
In 2009, the Company implemented ASC 470 (formerly referred to as FSP APB 14-1, “Accounting for Convertible Debt Instruments that May be Settled in Cash upon Conversion (Including Partial Cash Settlement)”. For these types of convertible debt instruments, ASC 470 requires that the proceeds from the instrument’s issuance must be allocated between the liability and equity components in a manner that reflects interest cost based upon the Company’s borrowing rate at the date of issuance of the convertible debt for a similar debt instrument without the debt conversion feature. The equity component is recognized as the difference between the proceeds from the issuance of the note and the fair value of the liability components. ASC 470 also requires an accretion of the resulting debt discount over the expected life of the debt. In addition, if the Company’s convertible debt is redeemed or converted prior to maturity and the fair value of the debt component immediately prior to extinguishment is different from the carrying value, it will result in a gain or loss on extinguishment. Retrospective application to all periods presented is required.
Upon the adoption, the Company retrospectively applied this guidance to all periods presented and recorded the change in accounting principle as a cumulative effect adjustment to the opening balance of retained earnings as of January 1, 2007 totaling RMB354.3 million. The provisions of this accounting guidance also resulted in an adjustment of the following previous years’ amounts:

	As previously
	reported	Adjustment	As adjusted
	RMB	RMB	RMB
Consolidated Statements of Operations:
Year ended December 31, 2008
Interest expense	(10,295,375)	(19,727,723)	(30,023,098)
Net Income	1,248,401,919	(19,727,723)	1,228,674,196
Basic earnings per share	8.73	(0.14)	8.59

Diluted earnings per share	8.63	(0.14)	8.49

Consolidated Balance Sheet:
December 31, 2008
Convertible debt	1,196,055,000	(196,193,578)	999,861,422
Additional paid-in capital	1,230,162,337	701,525,180	1,931,687,517
Accumulated other comprehensive loss	(133,609,677)	(347,841)	(133,957,518)
Retained earnings	2,343,110,727	(504,983,761)	1,838,126,966
2.0% Convertible Senior Notes due 2011 (“Notes”)
In September 2008, the Company issued US $155 million in aggregate principal amount of 2.0% Convertible Senior Notes due 2011 (“Notes”). The offering size was increased to US $175 million when the initial purchasers exercised in full their over-allotment option to purchase additional US $20 million of Notes. Notes were issued at par and bears interest at a fixed rate of 2.0% per annum, payable semi-annually in arrears in cash on March 15 and September 15 of each year, beginning on March 15, 2009. Notes mature on September 15, 2011.
Notes are initially convertible, subject to certain conditions, into the Company’s ordinary shares at the conversion rate of 57.1428 ordinary shares per US $1,000 principal amount, which is equal to an initial conversion price of US $17.50 per ordinary share (or US $35.00 per ADS). The initial conversion price is higher as compared to the market price of the Company’s ADS, which is US $27.23 per ADS at the date of issuance. Upon conversion of each US $1,000 aggregate principal amount of the notes, the conversion consideration would consist of the sum of (a) cash in an amount equal to the principal portion of each note, subject to certain limitation, and, if applicable, (b) a number of ordinary shares in an amount equal to the excess of the daily conversion value over the principal portion during the observation period. The conversion rate is subject to adjustment for certain events outlined in the Notes Offering Memorandum dated September 16, 2008 (“Offering Memorandum”).
The Company may not redeem the notes prior to their stated maturity date. If a Fundamental Change, which is defined in Offering Memorandum, occurs at any time prior to maturity, the holder of Notes have the option to require the Company to repurchase any notes at a price equal to 100% of the principal amount of the notes plus accrued interest to the date of repurchase except for certain conditions. Notes are senior unsecured obligations and ranked equally with all of the Company’s existing and future senior unsecured and unsubordinated indebtedness. Notes are effectively subordinated to all of the Company’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness, and are structurally subordinated to all existing and future liabilities of the Company’s subsidiaries, including trade payables.
The Notes were recorded as a long-term liability at December 31, 2009 and is classified to current liability at December 31, 2010 due to its maturity within one year. Its embedded conversion feature is not required to be bifurcated under ASC 815 (formerly referred to as SFAS 133, “Accounting for Derivative Instruments and Hedging Activities”).
The borrowing rate was estimated at 9.0% for the liability component of the Notes. This effective interest rate was used to calculate the fair value of the Notes II using a present value approach and the accretion of interest expense over the life of the Notes. Upon the adoption of the new convertible debt guidance, the Company recorded additional interest expense in 2008 totaling RMB19.7 million, which represented imputed interest, net of taxes, for the period from issuance to December 31, 2008. The increase in additional paid-in capital and the corresponding debt discount recorded upon issuance was RMB216.3 million. Imputed interest of approximately RMB216.3 million net of taxes will be recognized over the life of the Notes from its issuance date to the maturity date.
The issuance costs of Notes of RMB25.7 million is deferred and being amortized on a straight-line basis over a period of three years from the date of issuance, which is September 16, 2008, to the maturity date on September 15, 2011. The amortization expense of issuance costs related to Notes for the years ended December 31, 2008, 2009 and 2010 was approximately RMB2.9 million, RMB8.6 million and RMB8.6 million, respectively. The impact on the issuance cost of Notes upon the adoption of this guidance was not material.
Imputed interest expenses on the liability component of Notes recognized for the years ended December 31, 2008, 2009 and 2010 was RMB19.7 million, RMB67.5 million and RMB70.7 million, respectively. The contractual interest expense of Notes recognized for the years ended December 31, 2008, 2009 and 2010 was RMB7.4 million, RMB23.6 million and RMB22.7 million, respectively.
During the year ended December 31, 2009 and 2010, the holders of the Company’s Notes converted approximately US $8.7 million and US $0.05 million of the Notes and the Company additionally issued 144,920 and 296 ordinary shares apart from the settlement of the principal portion in cash of approximately US $8.7 million and US $0.05 million (equivalent to RMB59.7 million and RMB0.3 million), respectively. As the difference between the fair value of the debt component immediately prior to conversion and from the carrying value is not material, no gain or loss was recognized on extinguishment.
The principal amount, unamortized discount and carrying amount of the liability component and carrying amount of the component of the Notes as of December 31, 2009 and 2010 are as follows:

	2009	2010
	RMB	RMB

Equity component	186,170,446	186,106,044
Liability component
Principal amount	1,135,263,360	1,100,765,590
Less: unamortized discount	(121,399,459)	(48,003,058)

Net carrying amount of the liability component	1,013,863,901	1,052,762,532

The discount of the liability component will be amortized over 0.8 years. If all of the outstanding Notes were converted as of December 31, 2009 and 2010, the if-converted value over the principal amount would be approximately US $83.7 million and US $22.0 million (equivalent to approximately RMB571.0 million and RMB145.4 million) using the market value of ordinary shares of Shanda Interactive of US $26.31 and US $19.82 as of December 31, 2009 and 2010, respectively.
As of December 31, 2009 and 2010, the fair value of Notes is approximately US $253.8 million or approximately 152.7% of face value and US $189.2 million or approximately 113.9% of face value, respectively. Fair value estimates related to the Company’s convertible debt discussed above are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgments and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates. The shares issuable upon conversion of Notes have been considered in the computation of diluted earnings per share.
In connection and concurrently with Notes offering, the Company has entered into a privately negotiated accelerated share repurchase agreement, pursuant to which the Company used the total proceeds of Notes of US $175 million to repurchase a variable number of its ADSs (Note 24).

Redeemable Preferred Shares Issued by a Subsidiary and Redeemable Non-Controlling Interest	12 Months Ended
Dec. 31, 2010
REDEEMABLE PREFERRED SHARES ISSUED BY SUBSIDIARY AND REDEEMABLE NON-CONTROLLING INTEREST [Abstract]
REDEEMABLE PREFERRED SHARES ISSUED BY A SUBSIDIARY AND REDEEMABLE NON-CONTROLLING INTEREST

22.	REDEEMABLE PREFERRED SHARES ISSUED BY A SUBSIDIARY AND REDEEMABLE NON-CONTROLLING INTEREST
Redeemable preferred shares issued by a subsidiary
In 2008, Grandpro Technology Limited (“Grandpro”), a subsidiary of Shanda, entered into a series of agreements with Intel Capital Corporation, Shanghai International Shanghai Growth Investment Limited, CCIB SPC-Asia Pacific Small and Mid Cap Companies Segregated Portfolio, UG SPC-Asean Plus Three Segregated Portfolio, and CCIB Opportunity Income Growth Fund, Huitung Investments (BVI) Limited and Google.Inc (collectively referred to as the “Investors”) to issue 9,600,000 series A Preferred Shares and 10,000,000 Series A-1 Preferred Shares to the Investors for a total consideration of US $19.6 million (equivalent to RMB 141,142,984). The par value of each preferred share is US $0.0001. All of the Series A Preferred Shares and the Series A-1 Preferred Shares issued by Grandpro are collectively referred to as the “Preferred Shares”.
No beneficial conversion feature charge was recognized for the issuance of Series A and Series A-1 Preferred Shares as the estimated fair value of the ordinary shares of Grandpro does not exceed the conversion price on the date of issuance. The initial carrying value of Series A and Series A-1 Preferred Shares was offset by direct issuance cost of US $168,000 (equivalent to RMB1,179,192). No dilution gain was recognized for the issuance of Preferred Shares. The Preferred Shares are redeemable at the option of the Investors and as such are presented as mezzanine equity on the balance sheet and such amount is accreted to the redemption value from the issuance date to the redemption date. The accretion is included as a component of net income attributable to non-controlling interests in the statement of operations.
Key terms of the Series A and Series A-1 Preferred shares are summarized as follows:
a. Dividends:
The Investors of the Preferred Shares are entitled to receive dividends at the rate of 6% of the original Preferred Share issue price per annum, when and if declared by the Board of Directors of Grandpro, prior and in preference to the ordinary shareholders or any other class of shareholders on an as-converted basis. The Investors of the Preferred Shares are also being entitled to receive any non-cash dividend, when and if declared by the Board on an as-converted basis.
b. Liquidation preference
Upon the occurrence of any liquidation, the Investors of the Preferred Shares shall be entitled to receive, before any distribution or payment to the holders of the ordinary shares of Grandpro, an amount equal to 100% of their original issue price, as adjusted for any share splits, share dividends, combinations, recapitalizations and similar transactions, plus all declared and unpaid dividends.
c. Voting rights
Each Preferred Share has voting rights equivalent to the number of ordinary shares into which such Preferred Shares could be then convertible. The Investors of the Preferred Shares also would have certain veto rights including, but not limited to, the appointment or removal of senior management and the adoption of any annual budget, including contingencies.
d. Conversion
The Preferred Shares are convertible, at the option of the Investors, into Grandpro’s ordinary shares at an initial conversion ratio of 1:1 at any time after the original issuance date. In addition, each Preferred Share is automatically convertible into such number of ordinary shares of Grandpro as shall be determined by reference to the then effective and applicable conversion ratio upon the closing of a Qualified Public Offering as defined in the Preferred Shares agreement.
In the event that Grandpro issues additional ordinary shares at a price lower than the then-applicable conversion price for the Preferred Shares, the conversion price of the Preferred shares shall be reduced to a price equal to the issue price per share of the additional ordinary shares issued, except for issuances under certain circumstances.
e. Redemption
If (i) the PRC government enacts policies, laws or regulations that prohibits non-PRC entities from investing in, holding or disposing of any securities in Grandpro, its subsidiary or VIE subsidiary, or (ii) Grandpro has not consummated a Qualified Public Offering prior to December 30, 2010, the Investors of not less than a majority of the Preferred Shares then outstanding, would have options at any time to redeem all of the Preferred Shares at a redemption price equal to the original issue price plus an annual rate of 10% accruing from the date of issuance to the redemption date plus any declared and unpaid dividends and interest thereon. In December 2010, all of the preferred shares have been redeemed by Grandpro for a total consideration of US $25.3 million in cash (equivalent to RMB168.6 million).
Accretion and the corresponding re-measurement at the current exchange rate for the years ended December 31, 2008, 2009 and 2010 was approximately RMB4,770,940, RMB13,247,741 and RMB10,654,313, respectively. As of December 31, 2008 and 2009, the balance of preferred shares issued by Grandpro was RMB144,734,732 and 157,982,473.
Redeemable non-controlling interests
The balance of redeemable non-controlling interests is summarized as follows:

	December 31,	December 31,
	2009	2010
	RMB	RMB

Tianfang Tingshu	—	3,134,086
Wangwen Xinyue	—	22,162,159

	—	25,296,245

		Arising from			Balance at
	Balances at	Business	Share of	Share-Based	December 31,
	January 1, 2010	Combination	Profit/(Loss)	Compensation	2010
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000

Tianfang Tingshu	—	3,671,429	(537,343)	—	3,134,086
Wangwen Xinyue	—	21,141,558	613,927	406,674	22,162,159

Total	—	24,812,987	76,584	406,674	25,296,245

Non-Controlling Interests	12 Months Ended
Dec. 31, 2010
Non-Controlling Interests [Abstract]
NON-CONTROLLING INTERESTS
23. NON-CONTROLLING INTERESTS
The Company’s majority-owned subsidiaries and VIEs which are consolidated in the consolidated financial statements but with non-controlling interests recognized mainly include Shanda Games, Ku6, Beijing Shine Show Culture Communication Co., Ltd. (“Shine Show”), Huawen Tianxia and Jinyou, etc.
Non-controlling interests include the common shares in the consolidated subsidiaries or VIE subsidiaries and equity awards issued by the Company’s subsidiaries. The balance is summarized as follows:

	December 31,	December 31,
	2009	2010
	RMB	RMB

Non-controlling interests in consolidated subsidiaries or VIE subsidiaries
Shanda Games	1,142,704,542	1,585,168,623
Ku6	230,396,325	207,268,902
Shine Show	—	97,289,214
Zhongzhi Bowen	—	45,809,445
Jinyou	24,841,955	36,283,450
Others	45,326,415	83,037,878

	1,443,269,237	2,054,857,512

The following disclosure provides details regarding the effects of changes in the Company’s ownership interest in its subsidiaries on the Company’s equity for the years ended December 31, 2008, 2009 and 2010, in accordance with ASC 810-10-55-4.

	2008	2009	2010
	RMB	RMB	RMB

Net income attributable to Shanda Interactive	1,228,674,196	1,592,564,271	614,150,968
Transfers (to) from the non-controlling interests
Increase in additional paid-in capital for sale of 140,913,000 Shanda Games Class A ordinary shares	—	5,993,051,794	—
Increase in additional paid-in capital for issuance of ordinary shares to acquire Ku6 Holding by Hurray Holding	—	—	41,031,687
Increase in additional paid-in capital for issuance of ordinary shares to acquire Mochi by Shanda Games	—	—	15,765,633
Increase in additional paid-in capital for purchase of equity investments by Shanda Games from other entities under common control	—	—	2,442,547

	2008	2009	2010
	RMB	RMB	RMB

Increase in additional paid-in capital for capital contribution by non-controlling shareholders			635,320
Decrease in additional paid-in capital for repurchase of shares by Shanda Games	—	—	(113,974,438)
Decrease in additional paid-in capital for purchase of additional equity interest in Ku6	—	(2,644,156)	2,845,547
Decrease in additional paid-in capital for purchase of wireless value added service and recorded music businesses from Hurray Holding	—	—	(38,937,610)
Decrease in additional paid-in capital for purchase of additional equity interest in other subsidiaries	—	(2,033,278)	(1,855,557)
Decrease in additional paid-in capital for capital contribution to a subsidiary by the Company	—	(3,745,253)	—

Change from net income attributable to Shanda Interactive and transfers (to) from non-controlling interests	1,228,674,196	7,577,193,378	522,104,097

Repurchase of Shares	12 Months Ended
Dec. 31, 2010
Repurchase of Shares [Abstract]
REPURCHASE OF SHARES
24. REPURCHASE OF SHARES
On September 9, 2008, the Board of Directors approved a share repurchase program to repurchase up to US $200 million worth of its outstanding ADS of the Company from time to time over the next 12 months, depending on market conditions, share price and other factors, as well as subject to the relevant rules under United States securities regulations. The share repurchases may be made on the open market, in block trades or otherwise and is expected to include derivative transactions. The program may be suspended or discontinued at any time. The Company used the entire proceeds of the Notes of US $175 million (Note 21), together with cash on hand, to repurchase a variable number of its ADSs. As of December 31, 2008, Shanda had prepaid US $175 million, portion of this prepayment had been applied for repurchase of an aggregate of 4,518,769 ADSs for a total consideration of approximately US $122.8 million (equivalent to approximately RMB839.7 million) and unused prepayment of approximately US $54.5 million (equivalent to approximately RMB373.1 million) is recorded in equity of the Company as of December 31, 2008. After the repurchase, those shares were retired. The excess of US $122.7 million of purchase price over par value, equivalent to RMB839.1 million, was allocated between additional paid-in capital and retained earnings of US $14.4 million and US $108.3 million, respectively (equivalent to RMB98.3 million and RMB740.8 million, respectively), based on the pro rata portion of additional paid-in capital on the ordinary shares.
In addition, on December 30, 2008, the Board of Directors approved to expand the aggregate dollar value of outstanding ADSs that the Company may repurchase under its share repurchase program approved by on September 9, 2008 from US $200 million to US $300 million, including US $175 million worth of its outstanding ADSs the Company has agreed to repurchase pursuant to an accelerated share purchase program. The share repurchases may be made on the open market, in block trades or pursuant to a 10b5-1 plan and will be made subject to restrictions relating to volume, price and timing. The share repurchase plan does not obligate the Company to repurchase a minimum number of ADSs, and the share repurchase plan may be suspended or discontinued at any time.
As of March 31, 2009, the Company finalized the accelerated share repurchase program and repurchased an aggregate of 1,802,066 ADSs for a total consideration of approximately US $54.5 million (equivalent to approximately RMB373.1 million) that was prepaid in 2008. After the repurchase, those shares were retired. The excess of US $54.5 million of purchase price over par value, equivalent to RMB372.8 million, was allocated between additional paid-in capital and retained earnings of US $5.4 million and US $49.1 million, respectively (equivalent to RMB36.8 million and RMB336.0 million, respectively), based on the pro rata portion of additional paid-in capital on the ordinary shares.
On March 22 and June 1, 2010, the Board of Directors of the Company approved two share repurchase programs. Under the two share repurchase program, the Company is authorized to repurchase up to US $300 million and US $200 million worth of its outstanding ADSs representing the ordinary shares of the Company from time to time, depending on market conditions, share price and other factors, as well as subject to the memorandum and articles of association of the Company, the relevant rules under United States securities laws and regulations and the relevant stock exchange rules. The share repurchases may be made on the open market, in block trades or otherwise and is expected to include derivative transactions. The program may be suspended or discontinued at any time.
During the year ended December 31, 2010, the Company had repurchased a total of 11,509,189 ADSs for an aggregate consideration of US $488.0 million (equivalent to Rmb3,322.2 million). After the repurchase, those shares were retired. The excess of US $487.7 million of purchase price over par value, equivalent to RMB3,320.6 million, was allocated between additional paid-in capital and retained earnings of US $196.9 million and US $290.8 million, respectively (equivalent to RMB1,340.3 million and RMB1,980.3 million, respectively), based on the pro rata portion of additional paid-in capital on the ordinary shares.

Equity Compensation Plan	12 Months Ended
Dec. 31, 2010
Equity Compensation Plan [Abstract]
EQUITY COMPENSATION PLAN
25. EQUITY COMPENSATION PLAN
(1) Shanda Interactive Entertainment Limited
2003 Share Incentive Plan
On March 31, 2003, Shanda BVI authorized a share option plan (the “2003 Share Incentive Plan”) that provides for the issuance of options to purchase up to 13,309,880 ordinary shares. Under the 2003 Share Incentive Plan, the directors may, at their discretion, grant any officers (including directors) and employees of Shanda BVI and/or its subsidiaries, and individual consultant or advisor (i) options to subscribe for ordinary shares, (ii) share appreciation rights to receive payment, in cash and/or the Company’s ordinary shares, equals to the excess of the fair market value of the Company’s ordinary shares, or (iii) other types of compensation based on the performance of the Company’s ordinary shares.
Following the share purchase agreement in December 2003, Shanda Interactive has undertaken to assume all obligations for share options, whether vested or unvested, previously granted by Shanda BVI subject to the same terms and conditions as the 2003 Share Incentive Plan as adopted by Shanda BVI.
In 2008, 2009 and 2010, no options were granted under the 2003 Share Incentive Plan.
2005 Equity Compensation Plan
In October 2005, the Company authorized an equity compensation plan (the “2005 Equity Compensation Plan”) that provides for the issuance of options to purchase up to 7,449,235 ordinary shares, plus ordinary shares reserved for issuance, but not yet issued, under the Company’s 2003 Share Incentive Plan. Under the 2005 Equity Compensation Plan, the directors may, at their discretion, grant any officers (including directors) and employees of the Company and/or its subsidiaries, and individual consultant or advisor (i) options to subscribe for ordinary shares, (ii) share appreciation rights to receive payment, in cash and/or the Company’s ordinary shares, equals to the excess of the fair market value of the Company’s ordinary shares, or (iii) other types of compensation based on the performance of the Company’s ordinary shares.
On June 28, 2006, the Company granted options under the 2005 Equity Compensation plan to purchase 3,000,000 ordinary shares of the Company to some of its directors and officers and other employees at an exercise price equal to the average market value in the previous three months. The options can be exercised within 10 years from the award date. These awards vest over a four year period, with 25% of the options to vest on each of the first, second, third and fourth anniversaries of the award date as stipulated in the share option agreement.
On April 24, 2007, the Company granted options under the 2005 Equity Compensation plan to purchase 655,000 ordinary shares of the Company to some of its directors and officers and other employees at an exercise price equal to the average market value in the previous three months. The options can be exercised within 6 years from the award date. These awards vest over a four year period, with 25% of the options to vest on each of the first, second, third and fourth anniversaries of the award date as stipulated in the share option agreement.
From September 25, 2007 through October 31 2007, the Company granted options under the 2005 Equity Compensation plan to purchase 425,000 ordinary shares of the Company at an exercise price equal to the average market value in the previous fifteen days. The options can be exercised within 6 years from the award date. These awards vest over a four year period, with 25% of the options to vest on each of the first, second, third and fourth anniversaries of the award date as stipulated in the share option agreement.
From January 2, 2008 through June 24 2008, the Company granted options under the 2005 Equity Compensation plan to purchase 110,000 ordinary shares of the Company at an exercise price equal to the average market value in the previous fifteen days. The options can be exercised within 6 years from the award date. These awards vest over a four year period, with 25% of the options to vest on each of the first, second, third and fourth anniversaries of the award date as stipulated in the share option agreement.
In 2009 and 2010, no options were granted under the 2005 Equity Compensation Plan.
Activities of share options
A summary of the option activity, relating to the options held by the Company’s employees under the 2003 Share Incentive Plan and 2005 Equity Compensation Plan as of and for the year ended December 31, 2010 are set out below:

			Weighted Average
	Options	Weighted Average	remaining	Aggregate
	Outstanding	Exercise Price	contractual life	Intrinsic value
		US $		US $
Outstanding at January 1, 2010	2,558,176	8.78
Granted	—	—
Exercised	(673,952)	8.50
Forfeited	(15,000)	8.45
Expired	—	—

Outstanding at December 31, 2010	1,869,224	8.88	3.85	20,833,124

Vested and expected to vest at December 31, 2010	1,858,360	8.86	3.86	20,359,058

Vested and exercisable at December 31, 2010	1,639,225	8.16	5.04	19,117,337

The aggregate intrinsic value is calculated as the difference between the market value of US $19.82 as of December 31, 2010 and the exercise price of the shares. The total intrinsic value of options exercised during the three years ended December 31, 2008, 2009 and 2010 was RMB 93.9 million, RMB 177.4 million and RMB50.3 million, respectively.
The weighted average grant-date fair value of options granted during fiscal years 2008 was US $7.51. No option was granted during the fiscal year 2009 and 2010. The total fair value of options vested during the three years ended December 31, 2008, 2009 and 2010 was RMB61.0 million, RMB42.1 million and RMB34.6 million, respectively.
As of December 31, 2010, there was RMB7.1 million of unrecognized compensation cost, adjusted for the estimated forfeitures, related to non-vested stock-based awards granted to the Company’s employees. This cost is expected to be recognized over a weighted averaged period of 0.7 years. Total compensation cost may be adjusted for future changes in estimated forfeitures. In 2010, total cash received from the exercise of stock options amounted to RMB35.0 million.
Under Shanda’s 2005 Equity Compensation Plan, share-based compensation expense of approximately RMB47.5 million, RMB36.7 million and RMB24.7 million were recognized in the consolidated statements of operations and comprehensive income in the years ended December 31, 2008, 2009 and 2010, respectively
The fair value of each option granted under Shanda’s 2003 Share Incentive Plan and 2005 Equity Compensation Plan is estimated on the date of grant using the Black-Scholes option pricing model that uses assumptions noted in the following table:

	2008

Risk-free interest rate (1)		2.37%-3.52%
Expected life (in years) (2)	5 years
Expected dividend yield (3)		0%
Expected volatility (4)		59%
Fair value per option at grant date	RMB	46.65-61.94

(1)
The risk-free interest rate for periods within the contractual life of the share option is based on the U.S. Treasury yield curve in effect at the time of grant for a term consistent with the expected term of the awards.

(2)	The expected term of stock options granted under the Plan is developed giving consideration to vesting period, contractual term and historical exercise pattern.

(3)	The Company has no history or expectation of paying dividends on its common stock.

(4)	Expected volatility is estimated based on the historical volatility of comparable companies’ stocks and of Shanda’s common stock for a period equal to the expected term preceding the grant date.
(2) Shanda Games Limited (“Shanda Games”)
Shanda Games 2008 Equity Compensation Plan
In November 2008, Shanda Games authorized an equity compensation plan (the “2008 Equity Compensation Plan”) that provides for the issuance of options to purchase up to 44,000,000 ordinary shares. Under Shanda Games’ 2008 Equity Compensation Plan, the directors may, at their discretion, grant any officers (including directors) and employees of Shanda Games and/or its subsidiaries’ affiliates, and individual consultant or advisor (i) options to subscribe for ordinary shares, (ii) share appreciation rights to receive payment, in cash and/or Shanda Games’ ordinary shares, equals to the excess of the fair market value of Shanda Games’ ordinary shares, or (iii) other types of compensation based on the performance of Shanda Games’ ordinary shares.
From November 14, 2008 through September 7, 2009, Shanda Games granted options to employees to purchase 24,752,500 ordinary shares at an exercise price of US $3.2 per share and 936,000 ordinary shares at an exercise price of US $3.98 per share under Shanda Games’ 2008 Equity Compensation Plan. After Shanda Games’ IPO, from October 16, 2009 through December 1, 2009, Shanda Games granted options to employees to purchase 38,000 Class A ordinary shares at an exercise price of US $5.38 and 20,000 Class A ordinary shares at an exercise price of US $5.29 under Shanda Games’ 2008 Equity Compensation Plan equivalent to the average market value in the previous fifteen trading days of the grant dates. The options can be exercised within 10 years from the grant date. Pursuant to the 2008 Equity Compensation Plan, for each quarter during the four years beginning on the performance period start date through the four-year performance period. 1/16th of the options have the opportunity to be earned, including 1/3 of which can be earned subject to the participant’s continued employment with Shanda Games, and up to 2/3 of which can be earned contingent on the achievement of different performance targets.
For the options granted prior to the consummation of Shanda Games’ IPO, the vesting conditions are: 1) On each of the first four anniversaries of the performance period start date, twenty percent (20%) of the earned options during the year preceding such anniversary date shall vest and become exercisable. 2) On each of the first four anniversaries of the consummation of the IPO, eighty percent (80%) of the earned options during the year preceding the corresponding first four anniversaries of the performance period start date shall vest and become exercisable provided, in each case, that the employees remain employed by Shanda Games on such vesting date.
For the options granted after the consummation of Shanda Games’ IPO, on each of the first four anniversaries of the performance period start date, one hundred percent (100%) of the options earned during the year preceding such anniversary date shall vest and become exercisable provided that the employees remain employed by Shanda Games on such vesting date.
In accordance with ASC 718, Shanda Games recognized share-based compensation expenses for the options granted prior to IPO, net of a forfeiture rate, using the straight-line method for the 1/3 of the 20% of the options earned subject to the employees’ continued employment with Shanda Games, and using the graded-vesting method for up to 2/3 of the 20% of the options earned contingent on the achievement of different performance targets when Shanda Games concluded that it is probably that the performance targets will be achieved.
Shanda Games did not recognize share-based compensation expenses for the earned options (80%) granted prior to the IPO and which vested upon the consummation of the IPO, as Shanda Games was not able to determine that it was probable that this performance condition would be satisfied until such event occurred. As a result of the consummation of the IPO, the share-based compensation expenses for this portion of the earned options were recognized in Shanda Games’ consolidated statements of operations and comprehensive income.
For the options granted after the consummation of the IPO, Shanda Games recognized the share-based compensation expenses, net of a forfeiture rate, using the straight-line method for the 1/3 of the options earned subject to the employees’ continued employment with Shanda Games, and using the graded-vesting method for the 2/3 of the options earned contingent on the achievement of different performance targets when Shanda Games concluded that it is probably that the performance targets will be achieved.
In January 2010, Shanda Games replaced the outstanding employee options of Mochi with options of Shanda Games. The replaced awards allow employees to purchase 962,963 Class A ordinary shares of Shanda Games within 10 years from the original grant date and have the same vesting terms as under the original award. The replaced option activities are combined in the 2008 Equity Compensation Plan movement. The incremental compensation cost resulting from the replacement is immaterial.
From March 9, 2010 through December 15, 2010, Shanda Games granted options under the 2008 Equity Compensation Plan to purchase 6,805,200 Class A ordinary shares of Shanda Games at an exercise price equivalent to the average market value in the previous fifteen days. Pursuant to the 2008 Equity Compensation Plan, for each quarter during the four years beginning on the performance period start date through a four-year performance period, 1/16th of the options have the opportunity to be earned, including 1/3 of which can be earned subject to the participant’s continued employment with Shanda Games, and up to 2/3 of which can be earned contingent on the achievement of different performance targets. The options have 10 year contractual term from the grant date and vest over a four year period.
Share-based compensation expense related to the option award granted by Shanda Games under the 2008 Equity Compensation Plan amounted to approximately RMB 2.2 million, RMB 103.9 million and RMB44.6 million, respectively, for the years ended December 31, 2008, 2009 and 2010.
Shanda Games’ share option activities as of December 31, 2010 and changes during the year then ended is presented below:

			Weighted
			Average
		Weighted	Remaining	Aggregate
	Options	Average	Contractual	Intrinsic
	Outstanding	Exercise Price	Life	Value
		US $		US $
Vested and exercisable at December 31, 2009	25,555,200	3.20	—	—

Granted	7,768,163	2.99

Exercised	(1,403,548)	2.63

Forfeited	(8,708,587)	3.25

Expired	—	—

Outstanding at December 31, 2010	23,211,228	3.18	8.34	2,224,590

Vested and expected to vest at December 31, 2010	21,863,951	3.17	8.33	2,198,980

Vested and exercisable at December 31, 2010	5,182,199	3.21	7.96	175,564

The aggregate intrinsic value is calculated as the difference between the market value of US $3.22 as of December 31, 2010 and the exercise price of the shares. The total intrinsic value of options exercised during the year ended December 31, 2010 was RMB5.4 million. No option was exercised during the fiscal year 2008 and 2009.
The weighted average grant-date fair value of options granted during the year ended December 31, 2008, 2009 and 2010 was US $1.60, US $2.49 and US $1.92, respectively. No option was vested during the year ended December 31, 2008 and 2009. The fair value of options vested during the year of 2010 was RMB81.3 million.
As of December 31, 2010, there was RMB123.0 million of unrecognized compensation cost, adjusted for the estimated forfeitures, related to non-vested stock-based awards granted to Shanda Games’s employees. This cost is expected to be recognized over a weighted average period of 2.84 years. Total compensation cost may be adjusted for future changes in estimated forfeitures and the probability of the achievement of performance conditions. In 2010, total cash received from the exercise of stock options amounted to RMB1.1 million.
The fair value of each option granted under Shanda Games’ 2008 Equity Compensation Plan before the IPO is estimated on the date of grant using the binomial pricing model that uses the assumptions noted in the following table:

	For the years ended December 31
	2008		2009
Exercise Price	US $	3.2	US $	3.20~US $3.98
Fair value of ordinary shares	US $	3.13	US $	3.90~US $6.25
Risk-free interest rate(1)		3.94%		3.31%~4.44%
Exercise multiple(2)		1.8		1.8
Expected dividend yield(3)		0%		0%
Expected volatility(4)		50%		50%
Fair value per option at grant date (in RMB)		10.4~11.8		14.1~26.8

(1)
The risk-free interest rate for periods within the contractual life of the share option is based on the U.S. Treasury yield curve over the contractual term of the option in effect at the time of grant.

(2)	The management estimates the options will be exercised when the spot price reaches 1.8 times of strike price after becoming exercisable.

(3)	Shanda Games has no history or expectation of paying dividends on its ordinary shares.

(4)	Expected volatility is estimated based on the historical volatility of comparable companies’ stocks and of Shanda’s ordinary shares for a period equal to the expected term preceding the grant date.
The fair value of each option granted under Shanda Games’ 2008 Equity Compensation Plan after the IPO is estimated on the date of grant using the Black-Scholes model that uses the assumptions noted in the following table:

	For the year ended December 31
	2009		2010
Exercise Price	US $	5.29~US $5.38	US $	0.23~US $3.40
Fair value of ordinary shares	US $	5.12~US $5.16	US $	2.50~US $5.21
Risk-free interest rate(1)		2.13%~2.48%		1.00%~2.5%
Expected life (in years)(2)		5		5
Expected dividend yield(3)		0%		0%
Expected volatility(4)		50%		50%
Fair value per option at grant date (in RMB)		15.82~15.84		7.31~33.52

(1)
The risk-free interest rate for periods within the contractual life of the share option is based on the U.S. Treasury yield curve in effect at the time of grant for a term consistent with the expected term of the awards.

(2)	The expected term of stock options granted is developed giving consideration to vesting period, contractual term and historical exercise pattern of options granted by Shanda.

(3)	Shanda Games has no history or expectation of paying dividends on its ordinary shares.

(4)	Expected volatility is estimated based on the historical volatility of comparable companies’ stocks and of Shanda’s ordinary shares for a period equal to the expected term preceding the grant date.
On December 22, 2008, Shanda Games also granted 407,770 restricted shares under Shanda Games’ 2008 Equity Compensation Plan to Shanda Games’ employees. The restricted shares vest in equal installments over four calendar years on December 31 of each such calendar year, commencing on December 31, 2009, subject to the employee’s continued employment with Shanda Games.
From July 14, 2009 through December 1, 2009, Shanda Games granted 251,920 restricted shares and 6,068,500 restricted shares to Shanda Games’ and Shanda’s employees, respectively, under Shanda Games’ 2008 Equity Compensation Plan. From January 1, 2010 through December 1, 2010, Shanda Games granted 5,413,279 restricted shares to Shanda Games’ and Shanda’s employees under Shanda Games’ 2008 Equity Compensation Plan. These awards will vest in equal installments over two to four years, commencing on the grant date, subject to the employee’s continued employment with Shanda Games or Shanda, as the case may be.
Share-based compensation expense related to the Restricted Share Award granted by Shanda Games under the 2008 Equity Compensation Plan amounted to RMB59,660, RMB21.3 million and RMB110.9 million for the years ended December 31, 2008, 2009 and 2010.
A summary of unvested restricted shares activity for the year ended December 31, 2010 is presented below:

		Weighted Average
		Grant-date Fair
Unvested Restricted Shares	Number of Shares	Value
		US $
Unvested at December 31, 2009	6,725,190	6.0

Granted	5,413,279	4.1
Vested	(2,022,688)	5.5
Forfeited	(489,549)	5.5

Unvested at December 31, 2010	9,626,232	5.2

Expected to vest at December 31, 2010	8,473,034	5.1

The total intrinsic value of restricted shares vested during the year ended December 31, 2010 was RMB42.9 million.
As of December 31, 2010, there was RMB 242.2 million of unrecognized compensation cost (including the unrecognized compensation cost of the Restricted Shares granted to the employees of Shanda amounting to RMB 157.6 million), adjusted for the estimated forfeitures, related to non-vested restricted shares granted to the Group’s employees. This cost is expected to be recognized over a weighted average period of 2.62 years. Total compensation cost may be adjusted for future changes in estimated forfeitures.
(3) Actoz Soft Co., Ltd
Since 2005, Actoz has granted stock options to its employees as an incentive program.
A total of 127,420 shares were granted to Actoz’s employees in July 2006; 140,000 shares were granted in March 2007; 470,730 shares were granted in September 2007; 94,040 shares were granted in March 2008; 10,000 shares were granted in October 2008 and 102,666 shares were granted in March 2010.
The stock options may be exercised from the date that is two years from the grant date for a period of five years under relevant law. The grantees who were granted before March 2007 may exercise 2/3 of granted stock options two years after the grant date and 1/3 of granted stock options may be exercised three years after the grant date. Grantees who were granted options in September 2007, 2008 and 2010 may exercise 1/2 of granted stock options two years after grant date, 1/4 of granted stock option may be exercised three years after grant date, and 1/4 of granted stock options may be exercised four years after grant date.
Under the relevant law, the option exercise price is decided based on the price calculated by taking the arithmetic average of the weighted average of the periods of past two months, one month and one week each prior to the day immediately preceding the date of the shareholders meeting.
The assumptions used to value stock-based compensation awards for the years ended December 31, 2008 and 2010 are presented as follows:

	For the years ended December 31
	2008	2010
Risk-free interest rate	4.80-5.39%	4.56%
Expected life (in years)	4.7-4.9 years	4.5-4.9 years
Expected dividend yield	0%	0%
Expected volatility	63%-87%	65%-67%
Fair value per option at grant date( in KRW)	4,531~6,355	7,504~7,668
Activities of share options
Actoz’s share option activities as of December 31, 2010 and changes during the years then ended is presented below:

			Weighted Average
	Options	Weighted Average	Remaining	Aggregate
	Outstanding	Exercise Price	Contractual Life	Intrinsic Value
		KRW		KRW
December 31, 2009	412,490	9,398	4.66	3,156,394

Granted	102,666	14,250		—
Exercised	(75,551)	9,378		—
Forfeited	(56,443)	9,532		—

December 31, 2010	383,162	10,682	4.38	301,206

Vested and expected to vest as of December 31, 2010	368,502	10,542	4.30	301,094

Vested and exercisable as of December 31, 2010	214,000	9,346	3.63	236,267

The aggregate intrinsic value is calculated as the difference between the market value of KRW10,450 as of December 31, 2010, and the exercise price of the shares. The total intrinsic value of options exercised during the year ended December 31, 2009 and 2010 was KRW2,301.3 million and KRW81.0 million. No option was exercised during the year 2008.
The weighted average estimated fair value of options granted during fiscal year 2008 and 2010 was KRW4,966 and KRW7,593, respectively. No option was granted in 2009. The total fair value of options vested during the year ended December 31, 2008, 2009 and 2010 was KRW434.0 million, KRW2,191.1 million and KRW958.2 million.
Share-based compensation expense of approximately RMB6.4 million, RMB7.1 million, and RMB5.0 million were recognized in the consolidated statements of operations and comprehensive income for the years ended December 31, 2008, 2009 and 2010, respectively.
As of December 31, 2010 there was KRW912.6 million of unrecognized compensation cost, adjusted for the estimated forfeitures, related to unvested stock-based awards granted to Actoz’s employees. This cost is expected to be recognized over a weighted average period of 1.1 years. Total compensation cost may be adjusted for future changes in estimated forfeitures. For the year ended December 31, 2010, total cash received by Actoz from the exercise of stock options amounted to KRW708.6 million (equivalent to approximately RMB 4.2 million).
(4) Cloudary
Cloudary 2010 Equity Compensation Plan
In December 2010, Cloudary authorized a 2010 equity compensation plan (the “SDL 2010 Equity Compensation Plan”) that provides for the issuance of options to purchase up to 25,500,000 Class B ordinary shares of Cloudary.
In December 2010, Cloudary granted options to certain employees to purchase a total of 11,000,750 Class B ordinary shares under the SDL 2010 Equity Compensation Plan at an exercise price of US $1.8 per share.
For certain employees, the options can be exercised within 6 years from the grant date. Pursuant to the SDL 2010 Equity Compensation Plan, for each quarter during the four years beginning on the performance period start date through the four-year performance period, 1/16th of the options have the opportunity to be earned, including 1/4 of which can be earned subject to the participant’s continued employment with Cloudary, and up to 3/4 of which can be earned contingent on the achievement of different performance targets. These performance targets are related to Cloudary’s consolidated quarterly Revenue growth rate and quarterly Income growth rate, calculated against Cloudary’s quarterly Revenue and Income of the corresponding quarter of the previous year and the Cloudary’s historical highest consolidated quarterly Revenue and Income. On the date which is the date of the quarter earnings release for each of the fourth (4th), eighth (8th), twelfth (12th) and sixteenth (16th) quarter following the first quarter of the performance period (each a “Vesting Date”) , one hundred percent (100%) of the options that the employee earned during the preceding quarters and have not vested shall vest and become exercisable; provided that the employee remain employed by Cloudary on such Vesting Date; provided further that no Vesting Date shall occur after the sixth (6th) anniversary of the Grant Date.
For options granted to other employees, the options can be exercised within 6 years from the grant date. These awards vest over a four year period, with 25% of the options to vest on each of the first, second, third and fourth anniversaries of the award date as stipulated in the share option agreement.
For all the options granted, no Vested Option Shares shall become exercisable before the Initial Public Offering (“IPO”) of Cloudary.
No share-based compensation expense was recorded in 2010 on the stock options as the IPO performance condition is not considered probable until it occurs.
As of December 31, 2010, there was RMB59.7 million of unrecognized compensation cost, adjusted for the estimated forfeitures, related to non-vested options granted by Cloudary. Compensation costs of RMB2.2 million would be recognized immediately if an IPO or change in control had occurred as of December 31, 2010.
The Company’s share option activities as of December 31, 2010 and changes during the year is presented below:

Weighted average
	Options	Weighted Average	remaining	Aggregate
	Outstanding	Exercise Price	contractual life	Intrinsic value
		US $		US $
Outstanding at January 1, 2010	—	—
Granted	11,000,750	1.8
Exercised	—	—
Forfeited	—	—
Expired	—	—

Outstanding at December 31, 2010	11,000,750	1.8	5.92	—

Vested and expected to vest at December 31, 2010	11,000,750	1.8	5.92	—

Vested and exercisable at December 31, 2010	—	—	—	—

As the exercise price approximates the fair value of the ordinary share of Cloudary as of December 31, 2010, there is no intrinsic value as of December 31, 2010.
The weighted average grant-date fair value of options granted during the year ended December 31, 2010 was US $0.81. No option vested during the year ended December 31, 2010.
The fair value of each option granted under the Cloudary’s 2010 Equity Compensation Plan is estimated on the date of grant using the Black-Scholes model that uses the assumption noted in the following table:

2010

Risk-free interest rate (1)		1.9%-2.3%
Expected life (in years) (2)		4.5-5
Expected dividend yield (3)		—
Expected volatility (4)		50%-55%
Fair value per option at grant date	US $	0.76-US $0.85

(1)
The risk-free interest rate for periods within the contractual life of the share option is based on the rate of US $ China government bond yield in effect at the time of grant for a term consistent with the expected term of the awards.

(2)
The expected term of share options granted under the Cloudary’s 2010 Equity Compensation Plan is developed giving consideration to vesting period, contractual term, share price, employee’s level within the organization and the expected volatility of the underlying shares.

(3)	Cloudary has no expectation of paying dividends on its common shares in future.

(4)	Expected volatility is estimated based on the historical data volatilities of the comparable companies in similar industry as at the valuation dates.
(5) Ku6
2004 Share Incentive Plan
Stock option
Ku6’s 2004 Share Incentive Plan (“2004 Plan”) allows Ku6 to offer incentive awards to employees, directors, consultants or external service advisors of Ku6. Under the terms of the 2004 Plan, options are generally granted at prices equal to or greater than the fair market value on the grant date, expire 10 years from the date of grant, and generally vest over 3-4 years.
Stock options under this plan were all granted prior to 2006 and as of January 1, 2006 all granted stock options vested. There were 45,582,700 and 44,584,700 and options outstanding as of December 31, 2009 and 2010, respectively. As of December 31, 2009, 185,550,800 ordinary shares were available for future grants. Pursuant to the resolution of Ku6’s board on December 3, 2010, the 185,550,800 ordinary shares available for future grants under the 2004 Plan was terminated effective from December 3, 2010.
The movement of the stock options under the 2004 Plan as of and for the year ended December 31, 2010 is set out below:

			Weighted
		Weighted	Average
	Options	Average Exercise	Remaining	Aggregate
	Outstanding	Price	Contractual Life	Intrinsic Value
		US $		US $
Outstanding at December 31, 2009	45,582,700	0.080	3.63	147,478
Granted	—	—	—	—
Exercised	(450,000)	0.045	—	—
Cancelled or Expired	(548,000)	0.113	—	—

Outstanding at December 31, 2010	44,584,700	0.080	2.63	226,985

Vested and expected to vest at December 31, 2010	44,584,700	0.080	2.63	226,985

Vested and exercisable at December 31, 2010	44,584,700	0.080	2.63	226,985

The aggregate intrinsic value as of December 31, 2010 is calculated as the difference between the market value of  $0.0495 of ordinary shares as of December 31, 2010 and the exercise price of the shares. The total intrinsic value of options exercised during the years ended December 31, 2009 and 2010 was approximately 0.5 million and nil, respectively.
Non-vested shares
Since 2006, Ku6 has granted restricted purchase share awards, in lieu of stock options, under the 2004 Share Incentive Plan to certain officers and senior management.
On February 7, 2006, Ku6 granted 33,000,000 non-vested stock units to its employees pursuant to the 2004 Plan at offering price of par value which resulted in stock-based compensation expense of US $1.6 million to be recognized over the applicable vesting period. The non-vested stock units vest on an annual basis equally over three years.
On June 20, 2006, Ku6 granted 7,500,000 non-vested stock units to its employees at offering price of par value which resulted in stock-based compensation expense of US $0.3 million to be recognized over the applicable vesting period. The non-vested stock units vest on an annual basis equally over 34 months.
On March 14, 2007, Ku6 granted 20,000,000 non-vested stock units to its employees at offering price of par value which resulted in stock-based compensation expense of US $0.61 million to be recognized over the applicable vesting period. The non-vested stock units vest on an annual basis equally over three years.
On November 23, 2007, Ku6 granted 19,500,000 non-vested stock units to its employees at offering price of par value which resulted in stock-based compensation expense of US $0.36 million to be recognized over the applicable vesting period. The non-vested stock units vest on an annual basis equally over three years.
Share-based compensation expense related to non-vested stock units granted by Ku6 under the 2004 Plan amounted to RMB0.3 million and RMB0.6 million for the years ended December 31, 2009 and 2010.
A summary of non-vested stock unit activity as of December 31, 2010 is presented below:

Weighted average
	Number	grant date fair
Non-vested stock units	outstanding	value
US $
Outstanding at December 31, 2009	3,000,100	0.0313
Granted	—	—
Vested	(3,000,100)	0.0313
Forfeited	—	—

Outstanding at December 31, 2010	—	—

2010 Equity Compensation Plan
In December 2010, Ku6 authorized an equity compensation plan (“Ku6 2010 Equity Compensation Plan”) that provides for issuance of options to purchase up to 698,381,300 ordinary shares of Ku6. Under the Ku6 2010 Equity Compensation Plan, the directors may, at their discretion, grant any officers (including directors) and employees of Ku6 and/or its subsidiaries, and individual consultant or advisor (i) options to subscribe for ordinary shares, (ii) share appreciation rights to receive payment, in cash and/or Ku6’ ordinary shares, equals to the excess of the fair market value of Ku6’ ordinary shares, or (iii) other types of compensation based on the performance of Ku6’ ordinary shares.
On December 4, 2010, Ku6 granted stock options to purchase up to 516,750,000 ordinary shares under the Ku6 2010 Equity Compensation Plan at an exercise price of US $0.0568 per share equivalent to the average market value in the previous fifteen trading days of the grant dates to its employees, senior management and directors. Of all the stock options granted, 272,850,000 were granted to senior management and 243,900,000 were granted to directors and employees. The contractual term of the options granted to the directors and employees is six years and the contract term of the options granted to senior management is seven years. As of December 31, 2010, 181,631,300 ordinary shares were available for future grants for the Ku6 2010 Equity Compensation Plan.
The options granted to the directors and employees vest over a four year period, with 25% of the options to vest on each of the first, second, third and fourth anniversaries of the grant date as stipulated in the stock option agreement.
For the options granted to senior management, 2/16 options earned in the first two quarters of 2011 shall vest and become exercisable on December 31, 2011. For each quarter during the four years beginning on July 1, 2011 (“Performance Period Start Date”) through the four-year Performance Period till June 30, 2015, 1/16th of the options have the opportunity to be earned for each quarter contingent on the achievement of positive quarterly operating income provided the aggregate number of options earned in the Performance Period shall not exceed 14/16 options granted. Then on each of the first, fourth, eighth and twelfth quarter earnings release date from the first quarter of the Performance Period, all of the earned options during the four quarters preceding such earnings release date shall vest and become exercisable, in each case, that the employees remain employed by Ku6 on such vesting date.
In accordance with ASC 718, the Group recognized share-based compensation expenses for the options granted to directors and employees as well as the options to senior management vested only based on passage of time and continued employment with Ku6, net of a forfeiture rate, using the straight-line method. For the options granted to senior management earned contingent on the achievement of quarterly performance target, the Group recognized share-based compensation expenses for the options earned in each quarter during the Performance Period using graded-vesting method when the Company concluded that it is probably that the performance targets will be achieved, net of a forfeiture rate.
Share-based compensation expense related to the option award granted by Ku6 under the 2010 Equity Compensation Plan amounted to RMB3.5 million for the year ended December 31, 2010.
The movement of the stock options under the 2010 Equity Compensation Plan as of and for the year ended December 31, 2010 is set out below:

Weighted
		Weighted	Average
	Options	Average Exercise	Remaining	Aggregate
	Outstanding	Price	Contractual Life	Intrinsic Value
		US $		US $
Outstanding at January 1, 2010	—	—	—	—
Granted	516,750,000	0.0568	—	—
Exercised	—	—	—	—
Cancelled or Expired	—	—	—	—

Outstanding at December 31, 2010	516,750,000	0.0568	6.46	—

Vested and expected to vest at December 31, 2010	355,129,632	0.0568	6.65	—

Vested and exercisable at December 31, 2010	—	—	—	—

The intrinsic value as of December 31, 2010 is calculated as the difference between the fair value of US $0.0495 of ordinary shares as of December 31, 2010 and the exercise price of the shares. No intrinsic value for the options granted in 2010.
The weighted average grant-date fair value of options granted during the year ended December 31, 2010 was US $0.0483. No option was vested during the year ended December 31, 2010.
As of December 31, 2010, there was US $15.4 million of unrecognized compensation cost, adjusted for the estimated forfeitures, related to stock options under the Ku6 2010 Equity Compensation Plan. This cost is expected to be recognized over a weighted averaged period of 4.2 years. Total compensation cost may be adjusted for future changes in estimated forfeitures and the probability of the achievement of performance conditions.
The fair value of each option granted under the Ku6 2010 Equity Compensation Plan is estimated on the date of grant using the Black-Scholes option pricing model that uses assumptions noted in the following table:

2010
Fair value of ordinary shares (US $)	0.0800
Exercise price (US $)	0.0568
Expected volatility (%)	60%~65%
Expected dividend yield (%)	0%
Expected term (years)	4~5
Risk-free interest rate (per annum) (%)	1.9407%~2.6565%

(1)
The risk-free interest rate for periods within the contractual life of the share option is based on the U.S. Treasury yield curve in effect at the time of grant for a term consistent with the expected term of the awards.

(2)	The expected term of stock options granted is developed giving consideration to vesting period, contractual term and historical exercise pattern of options granted by Ku6.

(3)	Ku6 has no history or expectation of paying dividends on its common stock.

(4)	Expected volatility is estimated based on the historical volatility of comparable companies’ stocks and of Ku6’s common stock for a period equal to the expected term preceding the grant date.

Employee Benefits	12 Months Ended
Dec. 31, 2010
Employee Benefits [Abstract]
EMPLOYEE BENEFITS
26. EMPLOYEE BENEFITS
The full-time employees of the Company’s subsidiaries and VIE subsidiaries that are incorporated in the PRC are entitled to staff welfare benefits, including medical care, welfare subsidies, unemployment insurance and pension benefits. These companies are required to accrue for these benefits based on certain percentages of the employees’ salaries in accordance with the relevant regulations, and to make contributions to the state-sponsored pension and medical plans out of the amounts accrued for medical and pension benefits. The total amounts charged to the statements of operations and comprehensive income for such employee benefits amounted to approximately RMB46,095,000, RMB71,778,000 and RMB138,203,000 for the years ended December 31, 2008, 2009 and 2010, respectively. The PRC government is responsible for the medical benefits and ultimate pension liability to these employees.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
27. RELATED PARTY TRANSACTIONS
As of December 31, 2009 and 2010, the Group had amount due from related parties of RMB432,163 and nil, respectively, arising from the consulting, production and marketing service fee or CD distribution revenue from certain minority shareholders of VIE subsidiaries.
As of December 31, 2009 and 2010, the Group had amounts due to related parties of RMB6,193,386 and RMB3,134,102, respectively, mainly arising from loan and purchase of game related merchandise from certain minority shareholders of VIE subsidiaries.
There are no significant related party transactions for the years ended December 31, 2008, 2009 and 2010.
All amounts due to related parties are unsecured, interest-free and have no definite terms.

Derivative	12 Months Ended
Dec. 31, 2010
Derivative [Abstract]
DERIVATIVE
28. DERIVATIVE
In June 2009, Shengqu entered into an arrangement with a bank in China whereby Shengqu obtained a loan of US $102.5 million to be repaid in June 2010. The loan bears interest at 1.35% per annum, and it is collateralized with Shengqu’s RMB cash deposit of RMB702.1 million. The interest earned from the RMB cash deposit is 2.25% per annum. In connection with the loan, Shengqu also entered into a foreign currency forward contract with the same bank by fixing the exchange rate of USD 1.0 to RMB 6.8445 at the time when it repays the US dollar loan. The Group recorded the foreign currency forward contract as a derivative and marked to market at each balance sheet date. The loan is re-measured at each period end to Shengqu’s functional currency and is netted off against its RMB cash deposit due to the existence of the legal set off right. On June 30, 2010, the forward contract was executed by releasing RMB cash deposit to settle the principal and interests of the loan.

Certain Risks and Concentrations	12 Months Ended
Dec. 31, 2010
Certain Risks and Concentrations [Abstract]
CERTAIN RISKS AND CONCENTRATIONS
29. CERTAIN RISKS AND CONCENTRATIONS
Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, short-term investments, marketable securities, accounts receivable, due from/to related parties, long-term deposits and other current assets. As of December 31, 2009 and 2010 substantially all of the Group’s cash and cash equivalents, short-term investments and marketable securities were held by major financial institutions located in the PRC, in Hong Kong and in Korea, which management believes are of high credit quality.
Accounts receivable are typically unsecured and are derived from revenue earned from customers in China. The risk with respect to accounts receivables is mitigated by credit evaluations the Company performs on its customers and its ongoing monitoring process of outstanding balances.
No individual customer accounted for more than 10% of net revenues during the year ended December 31, 2008, 2009 and 2010.
The Group derived the majority of its net revenues from two MMORPG, Mir II and Woool including their expansion packs, which accounted for approximately 52.1% and 19.5% of the net revenues for the year ended December 31, 2008, 51.5% and 19.9% of the net revenues for the year ended 21, 2009, and 37.0% and 17.0% of the net revenues for the year ended 2010, respectively.
The Group’s exposure to foreign currency exchange rate risk primarily relates to cash and cash equivalents and short-term investments and convertible debt denominated in the U.S. dollar. On July 21, 2005, the People’s Bank of China, or PBOC, announced an adjustment of the exchange rate of the US dollar to RMB from 1:8.27 to 1:8.11 and modified the system by which the exchange rates are determined. This adjustment has resulted in an appreciation of the RMB against the US dollar. While the international reaction to the RMB revaluation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further revaluation and a significant fluctuation of the exchange rate of RMB against the US dollar.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
30. COMMITMENTS AND CONTINGENCIES
Operating lease agreements
The Group has entered into leasing arrangements relating to office premises and computer equipment that are classified as operating leases. Future minimum lease payments for non-cancelable operating leases as of December, 31, 2010 are as follows:

		Computer
	Office premise	equipment	Total
	RMB	RMB	RMB

2011	92,259,858	108,563,093	200,822,950
2012	73,753,125	1,049,402	74,802,527
2013	36,074,609	160,825	36,235,434
2014	216,080	—	216,080
2015	72,027	—	72,027

	202,375,699	109,773,320	312,149,018

As of December 31, 2010, the Group had leased servers under operating lease arrangements where the lease payments are calculated based on certain formulas, as specified in the agreements, with reference to the actual number of users of the leased assets. The server leasing rental expenses under these operating leases amounted to approximately RMB21,880,000, RMB11,941,000 and RMB 21,552,000 during the years ended December 31, 2008, 2009 and 2010, respectively. As the future lease payments for these arrangements are based on the actual number of users and thus cannot be reasonably estimated, they are not included in the minimum lease payments disclosed above.
Total rental expenses including server leasing rental, office rental and server maintenance were approximately RMB124,229,000, RMB167,599,000 and RMB257,247,000 during the years ended December 31, 2008, 2009 and 2010, respectively, and were charged to the statements of operations and comprehensive income when incurred.
As of December 31, 2010, the Group also has commitments in respect of the maintenance contracts in relation to the servers owned by the Group amounting to RMB105,984,000.
Capital commitments
Capital commitments for purchase of property and equipment and intangible assets including game licenses and licensed video copyrights as of December 31, 2010 were approximately RMB626,778,000.
Litigation
On November 8, 2010, a former shareholder of Chengdu Simo filed a claim with the Sichuan Superior People’s Court, or the Sichuan Court, against Shanghai Shulong Technology Co., Ltd., or Shanghai Shulong, alleging that Shanghai Shulong had failed to pay RMB48.8 million in connection with the purchase of all of the outstanding shares of Chengdu Simo. This amount represents the final payment amount to be paid by Shanghai Shulong to the shareholder upon the achievement of certain milestones by Chengdu Simo relating to its game “Qi Xia Tian Xia”. The shareholder has requested the court to require Shanghai Shulong to pay RMB48.8 million plus accrued interest. Shanghai Shulong does not believe that the milestone has been achieved, thus a loss is not reasonably possible and not probable and therefore no accruals have been provided for the loss contingency as of December 31, 2010. The Sichuan court has transferred the matter to the court in Shanghai. The shareholder has appealed to the Sichuan Court’s decision.
The Group is subject to claims and litigations, which may arise in the normal course of online video business since the acquisition of Ku6 Holding by Ku6 in January 2010. The VIE of Ku6 is involved in a number of litigation cases, which are pending in various courts and arbitration as of December 31, 2010. These cases are substantially related to alleged copyright infringement. Adverse results in these lawsuits may include awards of damages and may also result in, or even compel, a change in the Group’s business practices, which could impact the Group’s future financial results. The Group has accrued RMB4.9 million in “Accrued expenses and other liabilities” in the consolidated balance sheets as of December 31, 2010. The compensation was based on judgments handed down by the court and out-of-court settlements as of or after December 31, 2010 but related to alleged copyright infringement arising on or before the acquisition of Ku6 Holding or management’s best estimation according to the historical actual compensation amount per video of Ku6 Holding in prior years and the advice from PRC counsel. The VIE of Ku6 is in the process of appealing certain judgments for which the loss has been accrued. There are no accruals for any additional losses related to unasserted claims as the amount cannot be reasonably estimated.
Contingencies
The Group accounts for loss contingencies in accordance with SFAS No. 5 “Accounting for Loss Contingencies”, and other related guidance. Set forth below is a description of certain contingent considerations for business combinations and loss contingencies as well as the opinion of management as to the likelihood of loss in respect of each loss contingency.
PRC regulations currently limit foreign ownership of companies that provide value-added telecommunications including Internet content services to 50%. In addition, foreigners or foreign invested enterprises are currently not able to apply for the required licenses for operating online games, integrated community and e-commerce, online literature or online video businesses in the PRC. The PRC subsidiaries are considered as foreign invested enterprises under PRC law and are therefore ineligible to hold a license to operate online games, integrated community and e-commerce, online literature and online video platforms in China. In order to comply with PRC laws restricting foreign ownership in the online game, integrated community and e-commerce, online literature and online video business in China, the Group operates its online game, integrated community and e-commerce, online literature and online platform business in China through the PRC operating companies. The PRC operating companies hold the licenses and approvals that are material to operation of the online game, integrated community and e-commerce, online literature and online video business. The PRC subsidiaries have entered into a series of contractual arrangements with the PRC operating companies and/or their shareholders, pursuant to which the PRC subsidiaries provide the PRC operating companies with services, software licenses and equipment in exchange for fees, and undertake to provide financial support to the PRC operating companies to the extent necessary for their operations. As a result of these contractual arrangements, the Company is considered the primary beneficiary of the PRC operating companies and consolidates their results of operations, assets and liabilities in our financial statements. In the opinion of management and the Group’s PRC legal counsel, in all material respects, (i) the ownership structure of the Company, the PRC subsidiaries and the PRC operating companies are in compliance with existing PRC laws and regulations; and (ii) the contractual arrangements between the PRC subsidiaries, on the one hand and the PRC operating companies and/or their shareholders, on the other hand, comply with PRC laws or regulations currently in effect. However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, the Group cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to the opinion of the Group’s PRC legal counsel. If the current ownership structure of the Group and its contractual arrangements with the PRC operating companies were found to be in violation of any existing or future PRC laws and regulations, the Group may be required to restructure its ownership structure and operations in the PRC to comply with the changing and new PRC laws and regulations or may be subject to other regulatory or enforcement actions. In the opinion of management, the likelihood of loss in respect of the Group’s current ownership structure or the contractual arrangements with the PRC operating companies is remote.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
31. SUBSEQUENT EVENTS
The Group had the following significant events occurred subsequent to December 31, 2010:
On May 24, 2011, Cloudary Corporation, which operates Shanda’s online literature business, submitted a registration statement to the U.S. Securities and Exchange Commission (the “SEC”) for a possible initial public offering (the “Proposed IPO”).
On April 1, 2011, the Company, through a wholly owned subsidiary of Shanda Media Group Ltd. (“Shanda Media”), entered into agreements with Ku6, pursuant to which the Company agreed to subscribe 1,538,461,538 ordinary shares of Ku6 at a per share price of US $0.0325 (or US $3.25 per ADS) for US $50,000,000 in cash and US $50,000,000 aggregate principal amount of 3-year senior convertible notes at face value. The bonds will bear an interest of 3% per annum, payable semi-annually. The bonds will be convertible into ordinary shares of Ku6 at a price of US $0.03925 per ordinary share (or US $3.925 per ADS). The conversion rights will start in 6 months after the closing date. The transaction was approved by the board of Ku6 in April 2011 and approved by the shareholders of Ku6 in June 2011. The transaction is expected to be closed by the end of June 2011 or early July 2011.
On May 18, 2011, Ku6 announced a plan to restructure its sales department by reducing total workforce by approximately 20% and all employees affected by this plan will be from the sales force. The Group expects that a non-recurring restructuring charge will be recorded in the second quarter of 2011.

Restricted Net Assets	12 Months Ended
Dec. 31, 2010
Restricted Net Assets [Abstract]
RESTRICTED NET ASSETS
32. RESTRICTED NET ASSETS
Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s VIE subsidiaries can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to statutory reserve. The statutory general reserve fund requires annual appropriations of 10% of net after-tax income should be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the paid-in capital and statutory reserves of the PRC subsidiaries are not allowed to be transferred to the Company in the form of loans, advances or cash dividends. The Company does not have direct equity interests in the PRC VIE subsidiaries for which the Company is the primary beneficiary. Accordingly, no net assets of the PRC VIE subsidiaries can be transferred to the Company in the form of loans, advances or cash dividends. As of December 31, 2010, the restricted portion amounted to approximately RMB3,400.2 million or 39.1% of the Company total consolidated net assets. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries and affiliates for working capital and other funding purposes, the Company may in the future require additional cash resources from the Company’s PRC subsidiaries and affiliates due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company shareholders. See “Financial Statement Schedule I”.

Additional Information - Financial Statement Schedule I	12 Months Ended
Dec. 31, 2010
Financial Statement Schedule [Abstract]
ADDITIONAL INFORMATION - FINANCIAL STATEMENT SCHEDULE I
CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

		For the years ended December 31
	Note	2008	2009	2010	2010
		RMB	RMB	RMB	US $
					(Note 3)

Net revenues		281,540	121,320	121,320	18,382
Cost of services		—	—	—	—

Gross profit		281,540	121,320	121,320	18,382
Total operating expenses		(74,026,769)	(53,932,194)	(46,538,187)	(7,051,240)

Loss from operations		(73,745,229)	(53,810,874)	(46,416,867)	(7,032,858)
Interest income		6,817,800	2,867,783	38,937,101	5,899,561
Interest expense		(30,023,098)	(99,777,779)	(101,987,357)	(15,452,630)
Foreign exchange gain (loss)		(3,385,935)	(23)	601	91
Other expense, net		(265,155)	(5,669)	(42,688)	(6,468)
Investment income		6,518,284	—	—	—

Loss before income tax expense		(94,083,333)	(150,726,562)	(109,509,210)	(16,592,304)
Income tax expense		—	—	—	—
Equity in profit of subsidiaries	1	1,322,757,529	1,743,290,833	723,660,178	109,645,482

Net income		1,228,674,196	1,592,564,271	614,150,968	93,053,178

CONDENSED BALANCE SHEETS

	2009	2010	2010
	RMB	RMB	US $
			(Note 3)
ASSETS
Current assets:
Cash and cash equivalents	444,984,761	267,604,798	40,546,182
Short term investment	273,128,000	1,183,319,586	179,290,846
Due from related parties	569,663,045	1,755,973,005	266,056,516
Prepayments and other current assets	38,782,923	61,759,705	9,357,531

Total current assets	1,326,558,729	3,268,657,094	495,251,075

Investment in subsidiaries	11,268,513,395	12,107,344,669	1,834,446,162
Long-term assets	14,266,277	5,706,516	864,625

Total assets	12,609,338,401	15,381,708,279	2,330,561,862

LIABILITIES
Current liabilities:
Due to subsidiaries	30,246,570	5,602,205,870	848,819,071
Other payable and accruals	19,063,099	19,062,290	2,888,226
Deferred revenue	141,535	20,215	3,063
Convertible debt	1,013,863,901	1,052,762,532	159,509,475

Total liabilities	1,063,315,105	6,674,050,907	1,011,219,835

Shareholders’ equity
Ordinary shares (US $0.01 par value, 186,000,000 shares authorized, 134,862,854 and 112,518,724 issued and outstanding as of December 31, 2009 and 2010)	11,278,654	9,756,982	1,478,331
Additional paid-in capital	8,345,532,165	6,976,772,960	1,057,086,812
Accumulated other comprehensive loss	(89,197,412)	(191,122,267)	(28,957,918)
Retained earnings	3,278,409,889	1,912,249,697	289,734,802

Total shareholders’ equity	11,546,023,296	8,707,657,372	1,319,342,027

Total liabilities and shareholders’ equity	12,609,338,401	15,381,708,279	2,330,561,862

CONDENSED CASH FLOW STATEMENT

	For the years ended December 31
	2008	2009	2010	2010
	RMB	RMB	RMB	US $
				(Note 3)

Net cash used in operating activities	(58,116,056)	(37,273,632)	(36,356,297)	(5,508,530)

Net cash provided by (used in) investing activities	(237,934,346)	(837,366,150)	3,085,502,091	467,500,317

Net cash provided by (used in) financing activities	276,075,578	714,354,692	(3,287,515,411)	(498,108,396)

Effect of foreign exchange rate changes on cash	(39,981,014)	(1,004,057)	60,989,654	9,240,857

Net decrease in cash	(59,955,838)	(161,289,147)	(177,379,963)	(26,875,752)

Cash, beginning of year	666,229,746	606,273,908	444,984,161	67,421,934

Cash, end of year	606,273,908	444,984,161	267,604,798	40,546,182

NOTES TO THE CONDENSED FINANCIAL STATEMENTS
(AMOUNTS EXPRESSED IN Renminbi (RMB) UNLESS OTHERWISE STATED)
1. BASIS OF PRESENTATION
The condensed financial statements of Shanda Interactive Entertainment Limited (the “Company”) have been prepared in accordance with accounting principles generally accepted in the United States of America except for accounting of the Company’s subsidiaries and certain footnote disclosures as described below.
Shanda Holding Limited, formerly known as Spirit High Ventures Ltd., was incorporated in British Virgin Islands as a limited liability company on July 2, 2002. Shanda Interactive Entertainment Limited was incorporated in Cayman Islands on November 17, 2003 and became the holding company through a share purchase agreement in December 2003. Shanda Holding Limited was considered the predecessor of the Company. The Company is generally a holding company of certain subsidiaries and variable interest entities (collectively “subsidiaries”).
The Company records its investment in subsidiaries under the equity method of accounting. Such investment and long term loans are presented on the balance sheet as “Investment in subsidiaries” and the subsidiaries’ profit or loss are recognized based on the effective shareholding percentage as “Equity in profit of subsidiary companies” on the statement of operations and comprehensive income. The beginning retained earnings for the periods presented include equity in earnings of all subsidiaries from their respective date of incorporation or date of purchase, as the case maybe.
Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted. The footnote disclosures contain supplemental information relating to the operations of the Company and, as such, these statements should be read in conjunction with the notes to the consolidated financial statements of the Company.
Operating expenses for the Company for the years ended December 31, 2008, 2009 and 2010 include share-based compensation expense as a result of the options of the Company granted to employees. Total share-based compensation expenses for the years ended December 31, 2008, 2009 and 2010 were approximately RMB47,479,000, RMB35,331,000 and RMB20,176,000, respectively.
2. COMMITMENTS
There are no long-term obligations or significant commitments.
3. FOREIGN CURRENCIES
Translations of amounts from RMB into United States dollars (“US $” or “U.S. dollars”) are solely for the convenience of the reader and were calculated at the rate of US $1.00 = RMB6.600, representing the noon buying rate in the City of New York for cable transfers of RMB, as certified for customs purposes by the Federal Reserve Bank of New York, on December 31, 2010. This convenient translation is not intended to imply that the RMB amounts could have been, or could be, converted, realized or settled into U.S. dollars at that rate on December 31, 2010, or at any other rate.